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                                                          [COMPASS LOGO]

                                              PROFESSIONALLY MANAGED COMBINATION
                                                        FIXED/VARIABLE ANNUITIES
                                                    FOR PERSONAL INVESTMENTS AND
                                                      QUALIFIED RETIREMENT PLANS



SEMIANNUAL REPORT - JUNE 30, 2001


CAPITAL APPRECIATION VARIABLE ACCOUNT
GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT
HIGH YIELD VARIABLE ACCOUNT
MANAGED SECTORS VARIABLE ACCOUNT
MONEY MARKET VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT


                                                                       ISSUED BY
                                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S),
                                                    A WHOLLY OWNED SUBSIDIARY OF
                                        SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.

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TABLE OF CONTENTS

Letter from the President                                                      1

Management Review and Outlook                                                  2

Performance Summary                                                            7

Results of Shareholder Meeting                                                 8

Portfolio of Investments                                                      10

Financial Statements                                                          28

Notes to Financial Statements                                                 44

Board of Managers and Officers                                        Back Cover





  NOT FDIC INSURED               MAY LOSE VALUE             NO BANK GUARANTEE

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LETTER FROM THE PRESIDENT

DEAR CONTRACT OWNERS,

Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY

The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS

It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 10%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL

Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more


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"normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.


Respectfully,


/s/ C. James Prieur

C. James Prieur
President of the Compass Accounts

July 16, 2001

Investments in variable annuities will fluctuate and may be worth more or less upon redemption. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Stock Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30- year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25- year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25- year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

CAPITAL APPRECIATION VARIABLE ACCOUNT

For the six months ended June 30, 2001, the account provided a total return of -16.43%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a -6.70% return over the same period for the account's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged but commonly used measure of common stock total return performance.

It was a difficult period for the stock market, as corporate earnings remained weak despite a series of aggressive cuts in short-term interest rates by the Federal Reserve Board (the Fed). The account struggled because its holdings were concentrated more toward cyclical growth sectors, such as technology, that underperformed the more broad-based S&P 500 during the period.

The performance of technology stocks during this six-month period was related to the collapse of the tech run-up that occurred during 1999 and much of 2000. Telecom firms put build-outs on hold, causing revenue growth to shrivel up in the tech sector and leaving many capital-needy players fighting for diminishing funds in a tightening credit environment. Investors reacted by departing the sector, especially since there was so much uncertainty regarding future earnings growth. While technology showed some signs of a rebound in the second quarter of 2001 -- mainly due to an infusion of liquidity brought on by the Fed's rate cuts -- it was not enough to make up for the shortfall suffered by tech shares in the first quarter.

During the period, we maintained a diversified portfolio that included some stocks in the financial services and health care sectors. As the period progressed, we sought to increase the account's stake in technology in order to position the portfolio to take advantage of an economic recovery, which we believe will emerge at some point in the latter part of 2001 or the first half of 2002. The Fed has already lowered the benchmark federal funds target rate, which was well above 6% at the beginning of the year, all the way down to 3.75% as of the end of June 2001. The Fed also appears poised to add additional cuts to support economic growth. However, interest rate cuts have historically taken a fair amount of time to have an impact on the economy, which is why we feel that signs of an economic recovery will likely be seen near the end of this year or even after the start of the new one.

It's our contention that the technology companies we've selected, which include software provider Oracle, semiconductor firm Analog Devices, and networking giant Cisco Systems, could be well positioned to benefit from an uptick in economic growth and potentially perform better than the overall market. In addition, we gradually added to the account's investments in the leisure sector during times of share-price weakness. These stocks, which are mainly focused in media and include investments in such companies as radio broadcaster Clear Channel Communications and diversified media conglomerate Viacom, have tended to do well early in an economic cycle, with results having been driven by increasing advertising revenues.

The stocks that we added to aid portfolio performance during the period, including the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), served their purpose quite well. These corporations benefited from a strong mortgage-refinancing wave spurred by the Fed's rate cuts. Within a declining interest rate environment, the corporations were able to report above-average earnings. Within health care, HCA, which operates hospitals in rural areas, proved attractive to us because many of its facilities are located in areas where they face little or no competition. Two stocks tied to consumer activity--motorcycle manufacturer Harley-Davidson and consumer electronics retailer Best Buy--demonstrated to us that the economic slowdown has been driven largely by a slowdown in corporate, not consumer, spending. Within a softening economy, Harley-Davidson still managed to post a 15% increase in sales revenue.

On the down side, two stocks that disappointed during the period were Nokia, the Finnish telecom equipment provider, and Applera Corp.-Applied Biosystems, a biotech firm which offers a number of


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new products. Despite their weak performances during the period, we believe both companies have positive long-term prospects that could lead us to add to both positions in the future. We feel that Nokia could hold up well during the balance of the year and that Applied Biosystems' new products will eventually help drive its sales to a higher level.

As stated previously, we believe evidence pointing to a stronger U.S. economy will eventually emerge. Up to this point, we feel the anticipated economic recovery has taken longer than expected, but the Fed seems committed to adopting monetary policies aimed at preventing the economy from slipping into a recession. While we may not see signs of improved growth until early 2002, we do believe that these policies will at some point provide a stimulus to U.S. economic growth. To that end, we anticipate continuing to invest in stocks that we feel are in the best position to benefit from an economic rebound.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT

For the six months ended June 30, 2001, the account provided a total return of -5.16%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of -4.56% for the account's benchmark, the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

Due to a very weak economy, the Federal Reserve Board (the Fed) lowered short-term interest rates six times during the first six months of 2001 from 6.5% to 3.75%. In particular, the U.S. manufacturing sector remained quite weak with corporate earnings at depressed levels. Unemployment has been increasing as firms continued to cut costs. Somewhat surprising during this period, however, consumers have continued to spend while increasing their debt.

Globally, while their actions were not as aggressive as the Fed, both the European Central Bank (ECB) and Japan have lowered their respective short-term rates. The Japanese economy remained at or near recession levels. Meanwhile, partly due to a weaker U.S. economy, European growth started to weaken during the second quarter of this year. Consequently, inflation has peaked in Europe and appears to be headed down. Inflation in both Japan and the United States remained benign.

In spite of the Fed's rate cuts, yields on U.S. bonds actually increased in the first half of this year as investors anticipated an end to the Fed's aggressive easing. As a result of higher yields and a stronger U.S. dollar, the portfolio experienced negative total returns. In addition, a large portion of the Salomon Index is denominated in euros and yen. As a result, while the portfolio maintained a neutral weighting relative to the benchmark in euros and yen, the stronger U.S. dollar detracted from performance. On the positive side, the portfolio was helped by our overweighted position in U.S. Treasuries, which outperformed most other fixed-income markets. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

In our view, the global economy will remain largely dependent on the outlook for the U.S. economy. The main question now seems to be what kind of effect rising U.S. unemployment and lower consumer confidence might have on spending. The near-term outlook for the U.S. and global economies appears vulnerable to additional weakness in such an environment. However, we also think the major central banks will maintain their accommodative monetary policy, which could help support the present levels of global interest rates.

Given that the ECB has only lowered interest rates by 0.25% in recent months and because inflation seems under control in Europe, we think the ECB will begin to lower rates more aggressively. In this scenario, we may begin to shift our focus toward European bonds in an effort to lock in higher yields in a declining interest rate environment.

GOVERNMENT SECURITIES VARIABLE ACCOUNT

For the six months ended June 30, 2001, the account provided a total return of 3.08%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of 3.00% for the account's benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities.

As the Federal Reserve Board (the Fed) embarked on an aggressive interest rate cutting campaign, we increased the account's exposure to intermediate-maturity Treasuries because they have tended to perform better in a declining interest-rate environment. While most government securities benefited from lower interest rates, we underweighted short-term Treasuries, which have tended to underperform relative to longer-maturity bonds when the Fed is lowering short-term interest rates. (Principal value and interest on Treasury Securities is guaranteed by the U.S. government if held to maturity.)

Early in the period, as the U.S. and global economies continued to show signs of slowing, we increased our holdings in longer-term Treasuries and government agency bonds as a way to potentially take advantage of historically attractive spreads and to gain additional yield for the account. These strategies helped the account maintain a slight edge of the Lehman Index during the period.

We also underweighted mortgage-backed securities (MBSs) during the period. Within a falling-rate environment, MBSs are unattractive due to increased refinancing activity. When rates decline, mortgage holders tend to pay off their loans early in order to take advantage of lower borrowing costs, and the holder of the MBS is then left to reinvest the principal at lower prevailing rates. In recent months, however, we've started to buy some mortgage securities because their prices and yields became more attractive. We also liked them because, according to our research, it appeared that much of the risk of prepayment was priced into the market and refinancing activity appeared to be at or near a peak.

Going forward, we believe a main issue will be whether or not businesses will be able to work through an economic downturn and resume capital expenditures in the technology area without unemployment going that much higher. We feel any surge in the jobless rate would dampen consumer spending both for those who have lost their jobs, as well as those who fear losing them. Fortunately, the fiscal and monetary policies that have characterized the first few months of 2001 seemed to be geared toward increasing economic growth. We believe the tax cut that has worked its way through Congress could provide a substantial stimulus to growth. In addition, the Fed has made it clear through both its words and its actions that it stands ready to lend support to the economy. While it appears the Fed is nearing the end of its rate-cutting campaign, we remain positive on the long-term outlook for government securities.


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HIGH YIELD VARIABLE ACCOUNT

For the six months ended June 30, 2001, the account provided a total return of 0.37%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of 3.93% and 0.13%, respectively, for the account's benchmarks, the Lehman Brothers High Yield Bond Index, (the Lehman Index) and the Lipper High Yield Bond Portfolio Index (the Lipper Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1", minimum amount outstanding of $150 million and at least one year to maturity. The Lipper indices are unmanaged, net asset value-weighted indices of the largest qualifying portfolios within their respective portfolio classification, adjusted for the reinvestment of capital gain distributions and income dividends.

After a strong start to the new year, the high-yield market again succumbed to the uncertainty surrounding the economy and corporate earnings. As is typically the case when investors are worried about corporate earnings growth, there was a dramatic divergence in the market, with better-quality bonds outperforming weaker issues within the high-yield sector. Given an environment of slowing economic growth and rising defaults, we continued to upgrade the credit quality of the portfolio by selling lower-quality issues and replacing them with "BB"-rated bonds.

The main factor that hampered the account's performance relative to the Lehman Index was our higher weighting at the beginning of the year in telecommunication credits. While we vigilantly monitored the credit outlook of our telecommunications holdings and did reduce our exposure to this sector, these holdings detracted from performance. Increased price competition and the lack of additional funding caused the telecommunications sector to be the worst performing sector of the high-yield market this year.

On the positive side, the account's conservative positioning helped preserve investors' capital during the market's recent weakness. Holdings in large defensive hospital management companies such as HCA provided stability to the portfolio during a volatile period. We also continued to like many companies in the gaming, lodging, and media sectors that have shown improving cash flows and profitability outlooks. Names such as Charter Communications and MGM remained prominent positions.

Our investment philosophy is based on the belief that avoiding credit problems is as important as picking the best-performing bonds. We focus on preserving capital because bonds have limited price upside and substantial downside. For example, the account owned the bonds of R&B Falcon, an offshore driller that was acquired by Transocean, an investment grade company. R&B Falcon bonds appreciated about 15%. We think that scenario is the best bond investors can generally hope for. However, when high-yield bonds default, the average recovery has been about 40 cents on the dollar. Therefore, high-yield investing is very different from equity investing, where a problem stock can be offset by a couple of highfliers. Our investment philosophy turned out to be very appropriate this year, as not many issuers earned higher credit ratings during this difficult period for the market. The R&B Falcon example also shows the importance of our Original Research(SM) process by demonstrating that our analysts have been able to identify what we thought were attractive investment opportunities even during weak markets.

We think the market environment will remain challenging in the near term but that investors are getting paid to wait and that the market has upside potential. While it will take some time for the market to work through all of the problems in telecom, we believe that the market has largely discounted the problems in this sector. The spread between the yield on high-yield bonds and government securities is now about 7.4%, compared to its historic average of 5.0%. So if the spread were to return to more normal levels, there is the potential for significant capital appreciation. Despite the slowdown, we're beginning to see more cash coming into the market. We believe these cash reserves, along with attractive yields, could help the high-yield market rebound, especially if the economy begins to show signs of a recovery.

MANAGED SECTORS VARIABLE ACCOUNT

For the six months ended June 30, 2001, the account provided a total return of -25.82%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of -6.70% and -7.42%, respectively, for the account's benchmarks, the S&P 500 and the Lipper Capital Appreciation Portfolio Index (the Lipper Index).

The portfolio's underperformance relative to the S&P 500 in particular, was largely due to the underperformance of growth stocks over the period relative to value stocks. The fund has a growth focus, while the S&P 500 is a broad index that includes both growth and value stocks. The past six months have also been a difficult time for growth investors. The sharp slowdown in the U.S. economy that began in the spring of 2000 continued throughout the period, with a majority of companies reporting reduced earnings compared to the same period a year earlier. The greatest pain was felt in formerly high-growth sectors of the market, particularly in technology. Attempting to turn the situation around, the Federal Reserve Board (the Fed) continued the program of aggressive rate cuts it had begun on the first business day of 2001. Investors seemed to feel those cuts would most benefit cyclical industries such as retailing, autos, and basic manufacturing. Those industries performed relatively well over the period while more growth-oriented sectors such as technology, and health care continued to struggle.

In this unfavorable environment, we stayed true to our growth-oriented style and mandate and continued to take a long-term view. We stayed fully invested and did not retreat to a large cash position. Our approach was to use what we believed were short-term weaknesses in many growth stocks as an opportunity to build the portfolio for the long term -- to position the account in stocks that we believe may outperform when the market does return to a more favorable environment for growth investing.

Our view is that earnings and revenue growth drive stock prices, so we're always looking for companies with better-than-expected prospects. We're very interested in companies with new product cycles, which often help them generate higher growth than their competitors and the broader market. Some examples include software companies that are coming out with new and better versions of existing products and semiconductor companies developing smaller and faster chips.

We also look for companies driven by positive secular or demographic trends. An example of a positive secular trend is the move toward generic drugs. Our research indicates that a large number of the best-selling branded pharmaceuticals on the market will be coming off patent within the next five years. We think this may open up opportunities for the generic drug industry. An example of a positive demographic trend would be the growth in demand for post-secondary education. We believe that the increase in the number of adults returning to school for vocational training in areas such as information technology services or for secondary

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degrees in accounting and management may drive good performance and future growth for many of these companies.

Despite the struggles we've seen in the equity market over the past year or so, we have still found many investment opportunities. In the battered technology sector, we have seen opportunity in a number of economically sensitive technology sectors such as personal computer, semiconductor, and semiconductor capital equipment companies, as well as leading software and storage names. Some of our technology holdings that we feel are best positioned for solid, longer-term leadership in the sector include VERITAS, VeriSign, and Microsoft.

We have found several exciting investment opportunities in the video game software industry. With three new game hardware platforms about to come to the market before Christmas 2001, we think there could be a multi year cycle of strong software demand. Some examples of companies we like in this area include Electronic Arts, Activision, and THQ.

In media and entertainment, we have focused on radio broadcasters, such as Westwood One, which we believe may continue to take market share from its competition. We've also been very gratified with our investments in the retail sector, such as Home Depot and Abercrombie and Fitch.

Another interesting area that could allow us to capitalize on new product cycles is gaming equipment. In this industry, we saw opportunity in companies such as International Game Technology, which has been involved in the transition from traditional slot machines to cashless machines, which according to our research seems to have achieved solid acceptance with consumers.

Finally, we have added to our holdings in biotechnology and emerging pharmaceuticals. Our research shows that many of these companies, such as Genzyme and IDEC Pharmaceuticals, have developed better-than-expected products. So, we see the potential for a number of blockbuster drugs that could help drive some of the strongest earnings growth in the health care industry for several years to come.

Looking forward, we believe the U.S. economy is on the road to recovery, but we still expect significant volatility in the market along the way. We believe certain segments of the economy and select companies could likely fare better than others. In fact, there are some industry sectors, such as telecommunications services and equipment, as well as many Internet-related companies, which may not experience much benefit from an economic recovery in the next six to nine months. For this reason, we have focused on companies with what we believe are the best new product cycles and technologies, which may enable them to lead the way in their industries as the economy recovers.

MONEY MARKET VARIABLE ACCOUNT

For the six months ended June 30, 2001, the account provided a total return of 2.39%. Following an aggressive campaign to cut interest rates, the Federal Reserve Board (the Fed) reduced the federal funds rate from 6.5% in early January to 3.75% at the end of June. While we've seen the yield on the account decline during the period, the account's positive results helped to provide less risk for many investors relative to more risky investments.

In anticipation of the Fed's rate reductions, early in the period we lengthened the accounts' maturity and targeted 55-65 days for the average maturity of the account's holdings. By doing so, we were able to lock in higher yields in a declining interest rate environment; at the same time, our goal was to protect the account from possible credit problems by avoiding money market securities with longer maturities. Toward the end of the period, we maintained our outlook for short-term interest rates and targeted 50 days for the average maturity of the account's holdings.

Although rates seem to reflect the belief that the Fed is near the end of its rate-cutting program, economic fundamentals have been very mixed, and we think the Fed will likely wait for additional data over the next couple of months to gain a better picture of the economic outlook for the second half of the year. At that point, we think the Fed could go either way with interest rates, although its clear goal is to steer the economy toward sustainable economic growth. The account has been positioned to take advantage of a relatively stable interest rate environment in the near term.

We have continued to limit the account's investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to help provide security against credit risk. On June 30, 2001, approximately 86% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

Investments in the account are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the account seeks to preserve the value at $1.00 per unit, it is possible to lose money by investing in the account.

TOTAL RETURN VARIABLE ACCOUNT

For the six months ended June 30, 2001, the account provided a total return of 0.22%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns of -6.70% and 3.51%, respectively, for the account's benchmarks, the S&P 500 and the Lehman Brothers Government/Credit Index, an unmanaged market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt.

During the past six months, investors remained very sensitive to the prices they would pay for stocks. But in our view, the real rotation has been toward "quality." As evidence continued to mount that the economy was slowing and that earnings expectations were too optimistic, investors looked for companies that could deliver stable near-term earnings growth, solid cash flows, clean balance sheets, and proven management teams. While the economy continued to slow and earnings expectations moderated, the environment changed somewhat in the first two quarters of this year as the Federal Reserve Board lowered interest rates six times. The market's initial reaction was to anticipate a quick recovery in the economy and in earnings. As a result, early cyclical stocks such as autos, housing, and retailers rebounded. While we expect lower interest rates to help reinvigorate the economy, we believe that the process will take time. As a result, not having significant exposure to the cyclical areas of the market in the early part of the year detracted from performance.

In recent months, we remained cautious on technology, consumer cyclical, and credit-sensitive financial stocks but bullish on energy, health care, food and drug retailers, and aerospace stocks. Within energy, we took advantage of recent pullbacks in oil services and drilling stocks to increase our exposure. Our research found that the major integrated energy companies have raised capital expenditure budgets in reaction to higher oil and gas prices, as well as to underinvestment in energy infrastructure over the past several years. As a result, despite the pullback in stock prices, we believe that the earnings outlook for the oil services and drilling companies will continue to improve.

We've cut back on life insurance companies and banks with significant annuity and asset management exposure. As assets under management decline due to the market's weakness, we feel these companies could come under additional profit pressures. On the other hand, we've maintained significant exposure to property and casualty insurance companies such as The St. Paul Companies, and financial services companies, that exhibited strong cash flows and diversified revenue streams. We significantly reduced our exposure to telephone services holdings, and we've taken profits in some natural gas stocks that produced strong gains during the past six months. Essentially, we've redeployed this cash into a broad range of industries such as electric power, pharmaceuticals, health maintenance organizations, and a couple of technology names that we felt represented strong growth franchises at compelling valuations.

We believe it's extremely difficult to predict when the economy or stock market can wage an extended comeback. With so many conflicting variables surrounding the economy and market sentiment, our objective is to remain focused on individual stock selection and industry fundamentals. Stock prices have come down significantly in many sectors, most notably in technology and we've added very selectively across a variety of industries. However, we do not yet believe that valuations for most stocks fully compensate for the near-term earnings uncertainty. Should valuations moderate further or fundamentals stabilize, we may look to increase our equity positions. That said, we'll remain true to our conservative approach to equity investing and asset allocation no matter what the market environment.


                         ------------------------------

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other condition, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

INVESTMENT OBJECTIVES AND POLICIES

CAPITAL APPRECIATION VARIABLE ACCOUNT (CAVA) seeks to maximize capital appreciation by investing in securities of all types, with a major emphasis on common stocks. Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase unit price volatility. See the prospectus for details.

GLOBAL GOVERNMENT VARIABLE ACCOUNT (GGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government and government-related securities. Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation. Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed income securities. The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase unit price volatility. See the prospectus for details.

GOVERNMENT SECURITIES VARIABLE ACCOUNT (GSVA) seeks current income and preservation of capital by investing in U.S. government securities. Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed income securities. These risks may increase unit price volatility. See the prospectus for details

HIGH YIELD VARIABLE ACCOUNT (HYVA) seeks high current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers that may be in the lower-rated categories or unrated and may include equity features. Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase unit price volatility. See the prospectus for details.

MANAGED SECTORS VARIABLE ACCOUNT (MSVA) seeks capital appreciation by varying the weighting of its portfolio among 13 industry sectors. Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. The portfolio may focus on certain sectors, thereby increasing its vulnerability to any single economic, political, and regulatory development. This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase unit price volatility. See the prospectus for details.

MONEY MARKET VARIABLE ACCOUNT (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio. Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions. These risks may increase unit price volatility. See the prospectus for details.

TOTAL RETURN VARIABLE ACCOUNT (TRVA) seeks to provide above-average income (compared to a portfolio entirely invested in equity securities), consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed- income, and equity securities. Under normal market conditions, at least 25% of the account's assets will be invested in fixed-income securities, and at least 40% and no more than 75% of its assets will be invested in equity securities. Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed income securities. These risks may increase unit price volatility. See the prospectus for details.


SIX-MONTH PERFORMANCE THROUGH JUNE 30, 2001

                                 COMPASS 2 (U.S.)    COMPASS 3 (U.S)
-------------------------        ----------------    ---------------
Capital Appreciation
  Variable Account                   (16.96)%           (17.00)%
Global Governments
  Variable Account                    (5.78)%            (5.85)%
Government Securities
  Variable Account                     2.42%              2.37%
High Yield Variable
  Account                             (0.28)%            (0.33)%
Managed Sectors
  Variable Account                   (26.28)%           (26.34)%
Money Market
  Variable Account                     1.74%              1.69%
Total Return Variable
  Account                             (0.42)%            (0.49)%

THESE PERFORMANCE RESULTS REFLECT ANY APPLICABLE CONTRACT OR SURRENDER CHARGES.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE PERFORMANCE RESULTS.

RESULTS OF UNITHOLDER MEETING (Unaudited)

At the Special Meeting of Unitholders, which was held on March 23, 2001, the following actions were taken:

ITEM 1. The election of the following Board of Managers:

                                               CAPITAL      GLOBAL     GOVERNMENT                MANAGED     MONEY       TOTAL
                                            APPRECIATION  GOVERNMENTS  SECURITIES  HIGH YIELD    SECTORS    MARKET      RETURN
                                              VARIABLE     VARIABLE     VARIABLE    VARIABLE    VARIABLE   VARIABLE    VARIABLE
                                               ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
Samuel Adams                  Affirmative     2,725,032     297,539     1,818,865   1,202,213   1,095,169  42,744,411  3,057,382
                                 Withhold       148,141      20,909       120,161      47,697      66,469   2,461,938    115,493

J. Kermit Birchfield          Affirmative     2,733,336     297,539     1,821,056   1,204,851   1,098,050  42,809,960  3,061,190
                                 Withhold       139,837      20,909       117,970      45,059      63,588   2,396,389    111,685

Robert C. Bishop              Affirmative     2,734,715     297,217     1,820,997   1,205,151   1,100,652  42,806,796  3,065,537
                                 Withhold       138,458      21,231       118,029      44,759      60,986   2,399,553    107,338

Frederick H. Dulles           Affirmative     2,735,864     297,539     1,819,756   1,205,238   1,100,257  42,794,138  3,065,346
                                 Withhold       137,309      20,909       119,270      44,672      61,381   2,412,211    107,529

William R. Gutow              Affirmative     2,734,111     297,539     1,823,518   1,195,389   1,097,573  42,814,029  3,063,411
                                 Withhold       139,062      20,909       115,508      54,521      64,065   2,392,320    109,464

David D. Horn                 Affirmative     2,734,629     297,539     1,823,712   1,202,601   1,099,816  42,814,029  3,064,394
                                 Withhold       138,544      20,909       115,314      47,309      61,822   2,392,320    108,481

Derwyn F. Phillips            Affirmative     2,725,952     297,217     1,820,008   1,202,963   1,098,410  42,800,919  3,059,572
                                 Withhold       147,221      21,231       119,018      46,947      63,228   2,405,430    113,303

C. James Prieur               Affirmative     2,732,761     297,539     1,820,571   1,205,188   1,098,712  42,809,056  3,065,029
                                 Withhold       140,412      20,909       118,455      44,722      62,926   2,397,293    107,846

Ronald G. Steinhart           Affirmative     2,733,623     297,399     1,820,571   1,204,026   1,100,385  42,809,056  3,065,124
                                 Withhold       139,550      21,049       118,455      45,884      61,253   2,397,293    107,751

Haviland Wright               Affirmative     2,733,192     297,217     1,819,310   1,204,726   1,099,978  42,790,070  3,063,347
                                 Withhold       139,981      21,231       119,716      45,184      61,660   2,416,279    109,528

ITEM 2. To amend, remove or add certain fundamental policies of the Account:

                                                                              AFFIRMATIVE        AGAINST          ABSTAIN
---------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                                          2,410,477          187,561          275,135
Global Governments Variable Account                                              274,349           19,594           24,505
Government Securities Variable Account                                         1,628,665          108,295          202,066
High Yield Variable Account                                                    1,091,684           58,958           99,268
Managed Sectors Variable Account                                                 973,894           61,544          126,200
Money Market Variable Account                                                 37,008,177        3,501,684        4,696,488
Total Return Variable Account                                                  2,643,893          176,380          352,602

ITEM 3. To change the Account's investment objective from fundamental to non-fundamental:

                                                                              AFFIRMATIVE        AGAINST          ABSTAIN
---------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                                          2,278,857          296,856          297,460
Global Governments Variable Account                                              266,436           27,186           24,826
Government Securities Variable Account                                         1,527,351          218,296          193,379
High Yield Variable Account                                                    1,009,502          146,102           94,306
Managed Sectors Variable Account                                                 954,344           94,290          113,004
Money Market Variable Account                                                 35,168,731        5,539,134        4,498,484
Total Return Variable Account                                                  2,519,612          276,611          376,652

ITEM 4. To ratify the selection of accountants

                                                                              AFFIRMATIVE        AGAINST          ABSTAIN
---------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                                          2,644,526           34,995          193,652
Global Governments Variable Account                                              287,294           12,327           18,827
Government Securities Variable Account                                         1,781,906           31,180          125,940
High Yield Variable Account                                                    1,164,791           14,362           70,757
Managed Sectors Variable Account                                               1,065,860           17,494           78,283
Money Market Variable Account                                                 40,835,799        1,264,422        3,106,128
Total Return Variable Account                                                  2,920,061           36,710          216,104

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2001
CAPITAL APPRECIATION VARIABLE ACCOUNT
STOCKS -- 94.0%

ISSUER                                                       SHARES          VALUE
U.S. STOCKS -- 90.1%
ADVERTISING & BROADCASTING -- 0.2%
Lamar Advertising Co., "A"*                                   24,600      $  1,135,290
                                                                          ------------
AEROSPACE -- 1.4%
United Technologies Corp.                                    104,500      $  7,655,670
                                                                          ------------
AUTOMOTIVE -- 1.1%
Harley-Davidson, Inc.                                        133,500      $  6,285,180
                                                                          ------------
BROKERAGE -- 0.5%
Schwab (Charles) Corp.                                       176,600      $  2,701,980
                                                                          ------------
BUSINESS SERVICES -- 1.3%
BEA Systems, Inc.*                                            65,300      $  2,155,553
VeriSign, Inc.*                                               88,980         5,165,289
                                                                          ------------
                                                                          $  7,320,842
                                                                          ------------
CELLULAR PHONES -- 1.0%
Sprint Corp. (PCS Group)*                                    244,100      $  5,895,015
                                                                          ------------
COMPUTER HARDWARE -- SYSTEMS -- 0.5%
Dell Computer Corp.*                                         103,000      $  2,739,800
                                                                          ------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 1.0%
Intuit, Inc.*                                                 45,700      $  1,789,155
Microsoft Corp.*                                              54,200         3,892,102
                                                                          ------------
                                                                          $  5,681,257
                                                                          ------------
COMPUTER SOFTWARE -- SERVICES -- 1.9%
Art Technology Group, Inc.*                                   57,660      $    328,085
EMC Corp.*                                                   224,500         6,521,725
Interwoven, Inc.*                                             83,600         1,495,604
SonicWall, Inc.*                                              48,800         1,134,600
TIBCO Software, Inc.*                                         33,700           463,375
Vignette Corp.*                                               65,700           576,846
                                                                          ------------
                                                                          $ 10,520,235
                                                                          ------------
COMPUTER SOFTWARE -- SYSTEMS -- 5.8%
E.piphany, Inc.*                                              23,350      $    238,170
Extreme Networks, Inc.*                                      140,900         4,036,785
Fiserv, Inc.*                                                 15,200           955,928
I2 Technologies, Inc.*                                        80,600         1,583,790
Oracle Corp.*                                                395,448         7,794,280
Rational Software Corp.*                                     211,900         5,981,937
Sun Microsystems, Inc.*                                      264,600         4,273,290
VERITAS Software Corp.*                                      116,450         7,847,566
                                                                          ------------
                                                                          $ 32,711,746
                                                                          ------------
CONGLOMERATES -- 5.5%
General Electric Co.                                         311,000      $ 15,161,250
Tyco International Ltd.                                      293,500        15,995,750
                                                                          ------------
                                                                          $ 31,157,000
                                                                          ------------
CONSUMER PRODUCTS -- 0.5%
Gillette Co.                                                  95,800      $  2,777,242
                                                                          ------------
ELECTRICAL EQUIPMENT -- 0.9%
Jabil Circuit, Inc.*                                         162,600      $  5,017,836
                                                                          ------------
ELECTRONICS -- 10.8%
Advanced Micro Devices, Inc.*                                 94,600      $  2,732,048
Analog Devices, Inc.*                                        221,900         9,597,175
Atmel Corp.*                                                 235,900         3,066,700
Brooks Automation, Inc.*                                      56,000         2,598,400
Flextronics International Ltd.*                              257,200         6,867,240
General Motors Corp., "H"*                                   138,200         2,798,550
Intel Corp.                                                  210,100         6,357,626
Intersil Holding Corp.*                                       15,400           527,450
LSI Logic Corp.*                                             141,900         2,667,720
Maxim Integrated Products, Inc.*                              62,500         2,900,625
Microchip Technology, Inc.                                    46,600         1,502,850
Micron Technology, Inc.*                                      83,000         3,411,300
QLogic Corp.*                                                 29,700         1,911,789
Sanmina Corp.*                                               134,200         3,239,588
SCI Systems, Inc.*                                            43,100         1,099,050
Tektronix, Inc.*                                             118,500      $  3,217,275
Texas Instruments, Inc.                                      121,800         3,836,700
Xilinx, Inc.*                                                 51,700         2,109,360
                                                                          ------------
                                                                          $ 60,441,446
                                                                          ------------
ENTERTAINMENT -- 8.1%
Clear Channel Communications, Inc.*                          244,476      $ 15,328,645
Entercom Communications Corp.*                                29,500         1,581,495
Fox Entertainment Group, Inc.*                               141,500         3,947,850
Gemstar-TV Guide International, Inc.*                         33,900         1,435,326
Hispanic Broadcasting Corp.*                                  50,000         1,434,500
Univision Communications, Inc., "A"*                         102,100         4,367,838
Viacom, Inc., "B"*                                           292,513        15,137,548
Westwood One, Inc.*                                           58,000         2,137,300
                                                                          ------------
                                                                          $ 45,370,502
                                                                          ------------
FINANCIAL INSTITUTIONS -- 10.9%
Citigroup, Inc.                                              141,266      $  7,464,495
Fannie Mae                                                   132,000        11,239,800
Financial Federal Corp. *                                    140,750         4,074,713
FleetBoston Financial Corp.                                  124,300         4,903,635
Freddie Mac                                                  162,700        11,389,000
Goldman Sachs Group, Inc.                                     18,500         1,587,300
J. P. Morgan Chase & Co.                                      62,000         2,765,200
Merrill Lynch & Co., Inc.                                    102,200         6,055,350
Morgan Stanley                                               119,800         7,694,754
U.S. Bancorp                                                 186,900         4,259,451
                                                                          ------------
                                                                          $ 61,433,698
                                                                          ------------
FINANCIAL SERVICES
Instinet Group, Inc. *                                         5,280      $     96,360
                                                                          ------------
FOOD & BEVERAGE PRODUCTS -- 0.5%
Quaker Oats Co.                                               30,000      $  2,737,500
                                                                          ------------
GAS -- 1.0%
Air Products & Chemicals, Inc.                                68,000      $  3,111,000
Praxair, Inc.                                                 59,100         2,777,700
                                                                          ------------
                                                                          $  5,888,700
                                                                          ------------
INSURANCE -- 5.1%
AFLAC, Inc.                                                  215,800      $  6,795,542
Allstate Corp.                                                98,200         4,319,818
American International Group, Inc.                            65,800         5,658,800
Gallagher (Arthur J.) & Co.                                  161,600         4,201,600
MetLife, Inc.                                                137,200         4,250,456
St. Paul Cos., Inc.                                           29,700         1,505,493
UnumProvident Corp.                                           53,500         1,718,420
Willis Group Holdings Ltd.*                                      810            14,377
                                                                          ------------
                                                                          $ 28,464,506
                                                                          ------------
INTERNET -- 0.7%
Ebay, Inc.*                                                   23,500      $  1,592,125
Yahoo, Inc.*                                                 124,800         2,436,096
                                                                          ------------
                                                                          $  4,028,221
                                                                          ------------
MANUFACTURING -- 1.4%
Minnesota Mining & Manufacturing Co.                          66,700      $  7,610,470
                                                                          ------------
MEDICAL & HEALTH PRODUCTS -- 4.3%
Allergan, Inc.                                                36,200      $  3,095,100
American Home Products Corp.                                 131,500         7,684,860
Guidant Corp.*                                               154,200         5,551,200
Pfizer, Inc.                                                 195,925         7,846,796
                                                                          ------------
                                                                          $ 24,177,956
                                                                          ------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 3.3%
Applera Corp. - Applied Biosystems Group                     161,100      $  4,309,425
HCA-The Healthcare Co.                                        65,000         2,937,350
Health Management Associates, Inc., "A"*                     260,000         5,470,400
HEALTHSOUTH Corp.*                                            83,200         1,328,704

ISSUER                                                       SHARES          VALUE
MEDICAL & HEALTH TECHNOLOGY SERVICES -- continued
IMS Health, Inc.                                              65,300      $  1,861,050
Manor Care, Inc. *                                            80,100         2,543,175
                                                                          ------------
                                                                          $ 18,450,104
                                                                          ------------
OIL SERVICES -- 2.5%
Global Marine, Inc.*                                         198,000      $  3,688,740
Halliburton Co.                                               96,800         3,446,080
Noble Drilling Corp.*                                         55,800         1,827,450
Santa Fe International Corp.                                  61,400         1,780,600
Transocean Sedco Forex, Inc.                                  73,900         3,048,375
Weatherford International, Inc.*                               2,000            96,000
                                                                          ------------
                                                                          $ 13,887,245
                                                                          ------------
OILS -- 1.6%
Conoco, Inc., "A"                                            193,600      $  5,459,520
Exxon Mobil Corp.                                             37,700         3,293,095
                                                                          ------------
                                                                          $  8,752,615
                                                                          ------------
PHARMACEUTICALS -- 2.2%
Eli Lilly & Co.                                              103,900      $  7,688,600
Schering Plough Corp.                                        101,300         3,671,112
Sepracor, Inc.*                                               19,300           758,490
                                                                          ------------
                                                                          $ 12,118,202
                                                                          ------------
RETAIL -- 6.4%
Best Buy Co., Inc.*                                           53,800      $  3,417,376
Costco Wholesale Corp.*                                      102,400         4,304,896
CVS Corp.                                                    130,300         5,029,580
Gap, Inc.                                                     75,100         2,177,900
Home Depot, Inc.                                             161,200         7,503,860
Lowe's Cos., Inc.                                             22,300         1,617,865
RadioShack Corp.                                              72,800         2,220,400
Staples, Inc.*                                               113,900         1,722,168
Wal-Mart Stores, Inc.                                        166,500         8,125,200
                                                                          ------------
                                                                          $ 36,119,245
                                                                          ------------
SUPERMARKET -- 1.0%
Safeway, Inc.*                                               115,600      $  5,548,800
                                                                          ------------
TELECOMMUNICATIONS -- 7.6%
Allegiance Telecom, Inc.*                                     65,400      $    981,000
American Tower Corp., "A"*                                   287,660         5,945,932
Cabletron Systems, Inc.*                                     167,800         3,834,230
Charter Communications, Inc.*                                 60,400         1,408,528
Cisco Systems, Inc.*                                         468,600         9,067,410
Comverse Technology, Inc.*                                    40,100         2,315,374
EchoStar Communications Corp.*                               413,185        13,035,987
Metromedia Fiber Network, Inc., "A"*                          94,860           185,926
Netro Corp.*                                                  53,700           225,540
NEXTEL Communications, Inc.*                                  91,400         1,592,188
NTL, Inc.*                                                    66,500           801,325
QUALCOMM, Inc.*                                               27,100         1,543,345
SBA Communications Corp.*                                     49,200         1,148,328
Time Warner Telecom, Inc.*                                    15,000           502,500
                                                                          ------------
                                                                          $ 42,587,613
                                                                          ------------
UTILITIES -- ELECTRIC -- 1.1%
AES Corp.*                                                    85,600      $  3,685,080
Calpine Corp.*                                                29,500         1,115,100
Constellation Energy Group, Inc.                              33,700         1,435,620
                                                                          ------------
                                                                          $  6,235,800
                                                                          ------------
    TOTAL U.S. STOCKS                                                     $505,548,076
                                                                          ------------
FOREIGN STOCKS -- 3.9%
BERMUDA -- 0.1%
FLAG Telecom Holdings Ltd.
  (Telecommunications)*                                       86,400      $    442,368
                                                                          ------------
CANADA -- 0.6%
Celestica Inc. (Business Services)*                           67,800      $  3,491,700
                                                                          ------------
FINLAND -- 1.0%
Nokia Corp., ADR (Telecommunications)                        255,300      $  5,626,812
                                                                          ------------
ISRAEL -- 0.4%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)*                            43,000      $  2,193,000
Partner Communications Co. Ltd., ADR
  (Cellular Phones)*                                          51,425           246,840
                                                                          ------------
                                                                          $  2,439,840
                                                                          ------------
JAPAN -- 0.6%
NTT DoCoMo, Inc. (Telecommunications)                            202      $  3,515,720
                                                                          ------------
NETHERLANDS -- 1.2%
Royal Dutch Petroleum Co., ADR (Oils)                        112,800      $  6,572,856
                                                                          ------------
    TOTAL FOREIGN STOCKS                                                  $ 22,089,296
                                                                          ------------
    Total Stocks (Identified Cost, $595,613,020)                          $527,637,372
                                                                          ------------


SHORT-TERM OBLIGATIONS -- 3.8%

                                                      PRINCIPAL AMOUNT
                                                       (000 OMITTED)
Cargill, Inc., due 7/02/01                                    $2,510      $  2,509,714
Citigroup, Inc., due 7/02/01                                   5,889         5,888,324
Dow Chemical Co., due 7/02/01                                  5,123         5,122,410
General Electric Capital Corp., due 7/02/01                    4,811         4,810,452
Prudential Funding Corp., due 7/02/01                          3,214         3,213,633
                                                                          ------------
    TOTAL SHORT-TERM OBLIGATIONS, AT AMORTIZED COST                       $ 21,544,533
                                                                          ------------
REPURCHASE AGREEMENT -- 1.6%
Merrill Lynch, dated 6/29/01, due 7/2/01,
  total to be received $8,787,952 (secured
  by various U.S. Treasury and Federal
  Agency obligations in a jointly
  traded account), at cost                                    $8,786      $  8,786,000
                                                                          ------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $625,943,552)                                     $557,967,905
                                                                          ------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.6%                                                   3,201,068
                                                                          ------------
    NET ASSETS -- 100.0%                                                  $561,168,973
                                                                          ============

           See portfolio footnotes and notes to financial statements.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT
BONDS -- 75.8%

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)        VALUE
FOREIGN BONDS -- 53.5%
AUSTRALIA -- 0.6%
Commonwealth of Australia,
  7.5s, 2009                                           AUD            108       $     60,335
                                                                                ------------
CANADA -- 5.4%
Government of Canada, 6s, 2005                         CAD             88       $     58,847
Government of Canada, 5.25s, 2008                                     267            257,150
Government of Canada, 5.5s, 2009                                      382            245,861
                                                                                ------------
                                                                                $    561,858
                                                                                ------------
DENMARK -- 1.7%
Kingdom of Denmark, 7s, 2007                           DKK          1,421       $    177,891
                                                                                ------------
GERMANY -- 22.9%
Republic of Germany, 6.75s, 2004                       EUR          1,241       $  1,115,565
Republic of Germany, 4.75s, 2008                                      533            423,234
Republic of Germany, 4.5s, 2009                                     1,037            852,088
                                                                                ------------
                                                                                $  2,390,887
                                                                                ------------
GREECE -- 1.9%
Hellenic Republic, 8.9s, 2003                          EUR             26       $     23,760
Hellenic Republic, 8.7s, 2005                                         114            109,889
Republic of Greece, 8.6s, 2008                                         70             70,894
                                                                                ------------
                                                                                $    204,543
                                                                                ------------
ITALY -- 8.4%
Republic of Italy, 5s, 2008                            EUR          1,046       $    875,542
                                                                                ------------
JAPAN -- 5.0%
Development Bank of Japan, 1.75s,
  2010 (Bank)                                          JPY         25,000       $    213,235
International Bank Reconstruction &
  Development, 2s, 2008 (Bank)                                     22,400            196,880
International Bank Reconstruction &
  Development, 5s, 2006 (Bank)                          $             118            116,284
                                                                                ------------
                                                                                $    526,399
                                                                                ------------
SWEDEN -- 1.3%
Government of Sweden, 5s, 2009                         SEK          1,145       $    103,010
Kingdom of Sweden, 6s, 2005                                           400             37,979
                                                                                ------------
                                                                                $    140,989
                                                                                ------------
UNITED KINGDOM -- 6.3%
United Kingdom Treasury, 8s, 2015                      GBP             86       $    154,148
United Kingdom Treasury, 7.25s, 2007                                  152            234,228
United Kingdom Treasury, 6.75s, 2004                                  141            206,107
United Kingdom Treasury, 6s, 2028                                      39             62,796
                                                                                ------------
                                                                                $    657,279
                                                                                ------------
    TOTAL FOREIGN BONDS                                                         $  5,595,723
                                                                                ------------
U.S. GOVERNMENT AGENCIES -- 2.1%
Sallie Mae, 4.75s, 2004                                 $             220       $    218,590
                                                                                ------------
U.S. TREASURY OBLIGATIONS -- 20.2%
U.S. Treasury Bonds, 6.25s, 2023                        $             433       $    450,588
U.S. Treasury Notes, 5.75s, 2005                                      717            734,359
U.S. Treasury Notes, 6.125s, 2007                                     880            922,759
                                                                                ------------
    TOTAL U.S. TREASURY OBLIGATIONS                                             $  2,107,706
                                                                                ------------
    TOTAL BONDS (IDENTIFIED COST, $8,535,362)                                   $  7,922,019
                                                                                ------------


CALL OPTIONS PURCHASED -- 0.3%

                                                             PRINCIPAL AMOUNT
                                                               OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                           (000 OMITTED)
Japan Government Bonds/
  August/139.38 (Premiums
  Paid, $19,109)                                       JPY        200,000       $     31,681
                                                                                ------------

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)        VALUE
SHORT-TERM OBLIGATIONS -- 23.6%
Federal Home Loan Bank,
  due 7/02/01 at Amortized Cost                         $           2,467       $  2,466,760
                                                                                ------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $11,021,231)                                            $ 10,420,460
                                                                                ------------


PUT OPTIONS WRITTEN

                                                             PRINCIPAL AMOUNT
                                                               OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                      (000 OMITTED)
Japanese Yen/November/120.00
  (Premiums Received, $19,109)                         JPY        200,000       $     (4,251)
                                                                                ------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.3%                                                            31,142
                                                                                ------------
    Net Assets -- 100.0%                                                        $ 10,447,351
                                                                                ============


           See portfolio footnotes and notes to financial statements.

GOVERNMENT SECURITIES VARIABLE ACCOUNT

BONDS -- 98.7%

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)        VALUE
U.S. GOVERNMENT AGENCIES -- 76.0%
Aid to Israel, 6.6s, 2008                                        $    985       $  1,028,182
Aid To Peru, 9.98s, 2008                                            1,365          1,564,227
Empresa Energetica Cornito Ltd.,
  6.07s, 2010                                                       3,596          3,610,959
Federal Home Loan Mortgage Corp.,
  5s, 2004                                                          2,000          1,999,500
Federal Home Loan Mortgage Corp.,
  6.5s, 2029                                                       11,504         11,337,187
Federal Home Loan Mortgage Corp.,
  7.5s, 2027 - 2028                                                 1,707          1,743,115
Federal Housing Authority, 7.43s, 2022                              3,226          3,212,043
Federal National Mortgage Assn.,
  6.5s, 2005 - 2027                                                 7,577          7,483,516
Federal National Mortgage Assn.,
  6.74s, 2020                                                          14             13,996
Federal National Mortgage Assn.,
  6.75s, 2003                                                       1,908          1,957,648
Federal National Mortgage Assn.,
  6.831s, 2011                                                      2,616          2,628,845
Federal National Mortgage Assn.,
  7s, 2029 - 2030                                                  13,361         13,429,625
Federal National Mortgage Assn.,
  7.27s, 2005                                                       3,762          3,909,347
Federal National Mortgage Assn.,
  7.5s, 2014 - 2030                                                 4,250          4,354,387
Federal National Mortgage Assn.,
  8.5s, 2007                                                           64             67,383
Federal National Mortgage Assn.,
  10s, 2018                                                         1,326          1,465,507
Financing Corp., 9.8s, 2018                                         2,000          2,680,620
Financing Corp., 10.35s, 2018                                       1,950          2,734,270
Government National Mortgage Assn.,
  6.5s, 2028                                                        2,627          2,604,007
Government National Mortgage Assn.,
  7s, 2008 - 2029                                                   4,078          4,118,461
Government National Mortgage Assn.,
  7.5s, 2023 - 2027                                                 3,651          3,746,294
Government National Mortgage Assn.,
  8s, 2026 - 2030                                                   5,854          6,066,250
Government National Mortgage Assn.,
  11s, 2010 - 2019                                                    245            277,157
Government National Mortgage Assn.,
  12.5s, 2015                                                          35             40,929
Government National Mortgage Assn.,
  14s, 2014                                                             5              5,941
Resolution Funding Corp., 8.875s, 2020                              1,700          2,193,799
Small Business Administration,
  8.2s, 2005                                                          290            295,523
Small Business Administration,
  8.4s, 2007                                                          136            142,952
Small Business Administration,
  8.7s, 2009                                                          594            636,716
Small Business Administration,
  10.05s, 2009                                                        187            204,005
Small Business Administration,
  6.34s, 2021                                                       1,000            985,161
Small Business Administration,
  6.44s, 2021                                                       1,000            998,200
Student Loan Marketing Assn., 5s, 2004                              5,500          5,486,800
Tennessee Valley Authority, 0s to 2012,
  8.25s to 2042                                                     2,250          1,130,850
U.S. Department of Housing & Urban
  Development, 6.59s, 2016                                          2,045          1,984,223
U.S. Department of Veterans Affairs,
  7.5s, 2009                                                       $3,400       $  3,524,304
                                                                                ------------
    TOTAL U.S. GOVERNMENT AGENCIES                                              $ 99,661,929
                                                                                ------------
U.S. TREASURY OBLIGATIONS -- 22.7%
U.S. Treasury Bonds, 10.375s, 2009                                 $1,300         $1,516,528
U.S. Treasury Bonds, 10.375s, 2012                                  3,300          4,173,972
U.S. Treasury Bonds, 9.875s, 2015                                   3,000          4,175,610
U.S. Treasury Bonds, 3.625s, 2028                                   3,206          3,282,558
U.S. Treasury Bonds, 3.875s, 2029                                   2,426          2,597,586
U.S. Treasury Bonds, 5.375s, 2031                                   2,600          2,463,500
U.S. Treasury Notes, 6.875s, 2006                                   2,500          2,696,100
U.S. Treasury Notes, 6.5s, 2010                                     2,037          2,187,860
U.S. Treasury Notes, 5s, 2011                                       6,800          6,597,020
                                                                                ------------
    Total U.S. Treasury Obligations                                             $ 29,690,734
                                                                                ------------
    TOTAL BONDS
      (IDENTIFIED COST, $127,151,737)                                           $129,352,663
                                                                                ------------
REPURCHASE AGREEMENT -- 0.4%
Merrill Lynch, dated 6/29/01,
  due 7/2/01, total to be received
  $601,204 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                                                  $601       $    601,000
                                                                                ------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $127,752,737)                                           $129,953,663
                                                                                ------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.9%                                                         1,119,494
                                                                                ------------
    NET ASSETS -- 100.0%                                                        $131,073,157
                                                                                ============

           See portfolio footnotes and notes to financial statements.

HIGH YIELD VARIABLE ACCOUNT

BONDS -- 91.9%

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)        VALUE
U.S. BONDS -- 79.2%
ADVERTISING & BROADCASTING -- 7.5%
Acme Television LLC, 0s to 2000,
  10.875s to 2004                                                  $  235       $    218,550
Cumulus Media, Inc., 10.375s, 2008                                     30             30,000
Echostar DBS Corp., 9.375s, 2009                                    1,100          1,072,500
Emmis Escrow Corp., 0s to 2006,
  12.5s to 2011##                                                     750            423,750
FrontierVision Holding LP, 0s to 2001,
  11.87s to 2007                                                      500            510,000
Frontiervision Operating Partnership
  LP, 11s, 2006                                                       375            388,125
Granite Broadcasting Corp.,
  10.375s, 2005                                                       155            103,850
Granite Broadcasting Corp.,
  8.875s, 2008                                                        185            123,950
LIN Holdings Corp., 0s to 2003, 10s
  to 2008                                                             225            176,625
Lin Television Corp., 8s, 2008##                                      300            289,500
Marvel Holdings, Inc., 0s, 1998 **                                  1,165                  0
Mediacom LLC, 9.5s, 2013##                                            515            486,675
Paxson Communications Corp.,
  11.625s, 2002                                                     1,000          1,012,500
Primedia, Inc., 8.875s, 2011##                                        340            316,200
Telemundo Holdings, Inc., 0s to 2003,
  11.5s to 2008                                                     1,125            916,875
World Color Press, Inc., 7.75s, 2009                                  325            312,354
XM Satellite Radio, Inc., 14s, 2010                                   425            255,000
                                                                                ------------
                                                                                $  6,636,454
                                                                                ------------
AEROSPACE -- 3.4%
Alliant Techsystems, Inc.,
  8.5s, 2011##                                                     $  360       $    363,600
Argo Tech Corp., 8.625s, 2007                                       1,175          1,051,625
BE Aerospace, Inc., 8s, 2008                                           75             71,625
BE Aerospace, Inc., 9.5s, 2008                                         65             65,650
K & F Industries, Inc., 9.25s, 2007                                 1,400          1,438,500
Stellex Industries, Inc., 9.5s, 2007**                                 75              2,250
                                                                                ------------
                                                                                $  2,993,250
                                                                                ------------
AUTOMOTIVE -- 0.8%
Hayes Lemmerz International, Inc.,
  11.875s, 2006##                                                  $  100       $     98,250
Hayes Wheels International, Inc.,
  9.125s, 2007                                                        445            333,750
Lear Corp., 9.5s, 2006                                                 95             99,441
Navistar International Corp.,
  9.375s, 2006##                                                      170            171,275
Oxford Automotive, Inc., 10.125s, 2007                                 65             41,600
                                                                                ------------
                                                                                $    744,316
                                                                                ------------
BUILDING -- 6.0%
AAF- McQuay, Inc., 8.875s, 2003                                    $  150       $    148,500
American Standard, Inc.,
  7.625s, 2010                                                      1,200          1,185,000
Building Materials Corp. of America,
  8.625s, 2006                                                      1,065            628,350
Building Materials Corp. of America,
  8s, 2007                                                            300            169,500
D.R. Horton, Inc., 9.75s, 2010                                        470            479,400
D.R. Horton, Inc., 9.375s, 2011                                       250            247,500
Formica Corp., 10.875s, 2009                                          500            300,000
Lennar Corp., 9.95s, 2010                                              50             53,750
MMI Products, Inc., 11.25s, 2007                                      575            534,750
Nortek, Inc., 9.25s, 2007                                             350            344,750
Williams Scotsman, Inc., 9.875s, 2007                               1,250          1,187,500
                                                                                ------------
                                                                                $  5,279,000
                                                                                ------------
BUSINESS SERVICES -- 0.9%
Iron Mountain, Inc., 10.125s, 2006                                 $  230       $    243,225
Unisys Corp., 8.125s, 2006                                            550            533,500
                                                                                ------------
                                                                                $    776,725
                                                                                ------------
CELLULAR PHONES -- 0.1%
Alamosa Holdings, Inc., 0s to 2005,
  12.875s to 2010                                                  $  185       $     83,250
                                                                                ------------
CHEMICALS -- 1.7%
Huntsman ICI Holdings, 0s, 2009                                    $  100       $     30,250
Huntsman ICI Holdings,
  10.125s, 2009                                                       700            707,000
Lyondell Chemical Co.,
  9.625s, 2007                                                        155            154,612
Lyondell Chemical Co.,
  9.875s, 2007                                                        100             99,750
Sovereign Specialty Chemicals,
  11.875s, 2010                                                       425            382,500
Sterling Chemicals, Inc.,
  12.375s, 2006                                                        15             11,700
Sterling Chemicals, Inc.,
  11.25s, 2007**                                                      575            126,500
Sterling Chemicals, Inc., 0s to 2001,
  13.5 to 2008**                                                      300             15,000
                                                                                ------------
                                                                                $  1,527,312
                                                                                ------------
COAL -- 1.1%
P&L Coal Holdings Corp.,
  8.875s, 2008                                                     $  258       $    268,320
P&L Coal Holdings Corp., 9.625s, 2008                                 689            726,895
                                                                                ------------
                                                                                $    995,215
                                                                                ------------
CONSTRUCTION -- 0.4%
Atrium Cos, Inc., 10.5s, 2009                                      $  375       $    333,750
                                                                                ------------
CONSUMER GOODS & SERVICES -- 5.4%
American Safety Razor Co.,
  9.875s, 2005                                                     $1,000       $    990,000
General Binding Corp., 9.375s, 2008                                   860            653,600
Kindercare Learning Centers, Inc.,
  9.5s, 2009                                                          700            693,000
Remington Products Co. LLC,
  11s, 2006                                                           350            339,937
Samsonite Corp., 10.75s, 2008                                       1,030            860,050
Simmons Co., 10.25s, 2009                                             740            717,800
Synthetic Industries, Inc., 17s, 2008                                 725            398,750
Westpoint Stevens, Inc., 7.875s, 2005                                 340            132,600
                                                                                ------------
                                                                                $  4,785,737
                                                                                ------------
CONTAINERS -- 1.2%
Applied Extrusion Technologies, Inc.,
  11.5s, 2002                                                      $  125       $    125,156
Atlantis Plastics, Inc., 11s, 2003                                    300            279,000
Gaylord Container Corp., 9.375s, 2007                                 745            476,800
Gaylord Container Corp., 9.875s, 2008                                 565            163,850
                                                                                ------------
                                                                                $  1,044,806
                                                                                ------------
CORPORATE ASSET-BACKED -- 1.4%
Airplane Pass-Through Trust,
  10.875s, 2019                                                    $  741       $    444,465
Morgan Stanley Capital , Inc.,
  7.755s, 2039                                                        430            352,296
Mortgage Capital Funding, Inc.,
  7.214s, 2007                                                        500            427,328
                                                                                ------------
                                                                                $  1,224,089
                                                                                ------------
DEFENSE ELECTRONICS -- 2.5%
L-3 Communications Corp.,
  10.375s, 2007                                                    $  500       $    525,625
L-3 Communications Corp., 8.5s, 2008                                  210            212,100

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)        VALUE
DEFENSE ELECTRONICS -- continued
MOOG, Inc., 10s, 2006                                              $1,420       $  1,455,500
                                                                                ------------
                                                                                $  2,193,225
                                                                                ------------
ENERGY -- INDEPENDENT -- 0.6%
Pioneer Natural Resources Co.,
  9.625s, 2010                                                     $  500       $    557,500
                                                                                ------------
ENERGY -- INTEGRATED -- 1.0%
Pemex Project, 9.125s, 2010##                                      $  870       $    921,113
                                                                                ------------
FINANCIAL INSTITUTIONS -- 0.6%
Willis Corroon Corp., 9s, 2009#                                    $  500       $    510,000
                                                                                ------------
FOOD & BEVERAGE PRODUCTS -- 0.5%
Michael Foods Acquisition Corp.,
  11.75s, 2011##                                                   $  450       $    461,250
                                                                                ------------
FOREST & PAPER PRODUCTS -- 5.0%
Buckeye Cellulose Corp.,
  9.25s, 2008                                                      $1,000       $  1,002,500
Buckeye Technologies, Inc.,
  8s, 2010                                                            175            165,375
Fibermark, Inc., 10.75s, 2011##                                        25             25,125
Riverwood International Corp.,
  10.625s, 2007##                                                     500            515,000
Riverwood International Corp.,
  10.875s, 2008                                                       235            226,775
Silgan Holdings, Inc., 9s, 2009                                       800            812,000
Specialty Paperboard, Inc.,
  9.375s, 2006                                                      1,400          1,288,000
U.S. Timberlands, 9.625s, 2007                                        425            340,000
                                                                                ------------
                                                                                $  4,374,775
                                                                                ------------
GAMING -- 1.5%
Felcor Lodging LP, 8.5s, 2011##                                    $  310       $    294,500
MGM Mirage, Inc., 8.375s, 2011                                        635            636,588
Park Place Entertainment Corp.,
  8.875s, 2008                                                        375            386,250
                                                                                ------------
                                                                                $  1,317,338
                                                                                ------------
MACHINERY -- 2.2%
Agco Corp., 9.5s, 2008##                                           $  605       $    592,900
Blount, Inc., 7s, 2005                                                435            334,950
Columbus Mckinnon Corp.,
  8.5s, 2008                                                          515            448,050
Numatics, Inc., 9.625s, 2008                                          160            100,800
Terex Corp., 10.375s, 2011##                                          460            473,800
                                                                                ------------
                                                                                $  1,950,500
                                                                                ------------
MEDIA -- CABLE -- 2.8%
Adelphia Communications Corp.,
  9.375s, 2009                                                     $  225       $    209,250
Benedek Communications Corp., 0s to 2001,
  13.25s to 2006                                                      650            364,000
Charter Communications, 0s to 2004,
  9.92s to 2011                                                       400            272,000
Insight Midwest, 9.75s, 2009                                          650            672,750
NTL Communications Corp., 0s to 2003,
  12.375s to 2006                                                   1,225            514,500
NTL, Inc., 0s to 2003,
  9.75s to 2008                                                       700            304,500
United International Holdings, 0s to 2003,
  10.75s to 2008                                                      405            129,600
                                                                                ------------
                                                                                $  2,466,600
                                                                                ------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 2.9%
Alliance Imaging, Inc.,
  10.375s, 2011##                                                  $  150       $    153,750
Beverly Enterprises, Inc.,
  9.625s, 2009##                                                      140            143,500
Fisher Scientific International, Inc.,
  9s, 2008                                                         $  450       $    443,250
HCA Healthcare Co., 7.875s, 2011                                      225            226,969
Prime Medical Services, Inc.,
  8.75s, 2008                                                       1,300          1,134,250
Triad Hospitals, 8.75s, 2009##                                        395            401,912
                                                                                ------------
                                                                                $  2,503,631
                                                                                ------------
METALS & MINERALS -- 0.8%
Doe Run Resources Corp.,
  11.25s, 2005                                                     $  350       $     98,000
Jorgensen (Earle M.) Co.,
  9.5s, 2005                                                          650            624,000
Metal Management, Inc.,
  10s, 2008**+                                                        480             14,400
                                                                                ------------
                                                                                $    736,400
                                                                                ------------
OIL SERVICES -- 1.8%
Clark Refining & Marketing, Inc.,
  8.625s, 2008                                                     $  450       $    382,500
Forest Oil Corp., 10.5s, 2006                                         260            275,600
Grant Prideco, Inc.,
  9.625s, 2007##                                                      285            294,263
Mission Resources Corp.,
  10.875s, 2007##                                                     310            311,550
R & B Falcon Corp., 9.5s, 2008                                        305            350,649
                                                                                ------------
                                                                                $  1,614,562
                                                                                ------------
OILS -- 1.3%
Chesapeake Energy Corp.,
  8.125s, 2011##                                                   $  300       $    280,875
Continental Resources, Inc.,
  10.25s, 2008                                                        625            543,750
HS Resources, Inc., 9.25s, 2006                                       310            326,275
                                                                                ------------
                                                                                $  1,150,900
                                                                                ------------
POLLUTION CONTROL -- 0.9%
Allied Waste North America, Inc.,
  7.625s, 2006                                                     $  180       $    177,300
Allied Waste North America, Inc.,
  8.875s, 2008##                                                      400            409,000
Allied Waste North America, Inc.,
  10s, 2009                                                           200            205,500
                                                                                ------------
                                                                                $    791,800
                                                                                ------------
PRINTING & PUBLISHING -- 0.9%
Hollinger International Publishing,
  9.25s, 2007                                                      $  645       $    651,450
Liberty Group Operating, Inc.,
  9.375s, 2008                                                        245            171,500
                                                                                ------------
                                                                                $    822,950
                                                                                ------------
RESTAURANTS & LODGING -- 6.2%
Aztar Corp., 8.875s, 2007                                          $  410       $    415,125
Boyd Gaming Corp., 9.5s, 2007                                         145            140,650
Coast Hotels & Casinos, Inc.,
  9.5s, 2009                                                        1,270          1,301,750
Eldorado Resorts LLC,
  10.5s, 2006                                                         195            198,900
Horseshoe Gaming LLC,
  8.625s, 2009                                                        595            600,950
Isle of Capri Casinos, Inc.,
  8.75s, 2009                                                         530            480,975
Mandalay Resort Group,
  9.5s, 2008                                                          630            655,200
MGM Grand, Inc., 9.75s, 2007                                          825            878,625
Prime Hospitality Corp., 9.75s, 2007                                  310            316,975
Station Casinos, Inc., 9.875s, 2010                                   500            521,250
                                                                                ------------
                                                                                $  5,510,400
                                                                                ------------

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)        VALUE
RETAIL -- 2.9%
Finlay Enterprises, Inc., 9s, 2008                                 $  250       $    228,750
Finlay Fine Jewelry Corp.,
  8.375s, 2008                                                        850            841,500
J.Crew Operating Corp.,
  10.375s, 2007                                                     1,080            969,300
Southland Corp., 5s, 2003                                             575            538,275
                                                                                ------------
                                                                                $  2,577,825
                                                                                ------------
SPECIAL PRODUCTS & SERVICES -- 1.6%
Actuant Finance Corp., 13s, 2009                                   $  240       $    242,400
Blount, Inc., 13s, 2009                                               305            176,138
Haynes International, Inc.,
  11.625s, 2004                                                       540            324,000
International Knife & Saw, Inc.,
  11.375s, 2006**                                                     300             29,250
Simonds Industries, Inc.,
  10.25s, 2008                                                        485            315,250
Thermadyne Holdings Corp.,
  0s to 2003, 12.5s to 2008**                                       1,650             24,750
Thermadyne Manufacturing/Capital Corp.,
  9.875s, 2008**                                                      800            305,000
                                                                                ------------
                                                                                $  1,416,788
                                                                                ------------
STEEL -- 1.2%
Commonwealth Aluminum Corp.,
  10.75s, 2006                                                     $  555       $    502,275
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002                                                        360            356,400
WCI Steel, Inc., 10s, 2004                                            285
                                                                                ------------
                                                                                $  1,056,750
                                                                                ------------
SUPERMARKET
Jitney-Jungle Stores of America, Inc.,
  12s, 2006**                                                      $  630       $      3,150
Penn Traffic Co., 11s, 2009                                             0                  4
                                                                                ------------
                                                                                $      3,154
                                                                                ------------
TELECOM -- WIRELESS -- 7.0%
American Cellular Corp.,
  9.5s, 2009##                                                     $  125       $    117,500
American Tower Corp., 9.375s, 2009##                                  485            453,475
AT & T Wireless Services, Inc.,
  7.875s, 2011##                                                      105            105,212
Centennial Cellular Operating Co.,
  10.75s, 2008                                                        815            741,650
Crown Castle International Corp.,
  10.75s, 2011                                                        435            413,250
Dobson Communications Corp.,
  10.875s, 2010                                                       445            445,000
Nextel Communications, Inc., 0s to 2002,
  9.75s to 2007                                                       160            104,000
Nextel Communications, Inc., 0s to 2003,
  9.95s to 2008                                                     1,260            787,500
Nextel Communications, 9.5s, 2011                                     780            592,800
Nextel International, Inc., 0s to 2003,
  12.125s to 2008                                                     400            112,000
Nextel International, Inc.,
  12.75s, 2010                                                        575            166,750
Rural Cellular Corp., 9.625s, 2008                                    575            534,750
Spectrasite Holdings, Inc., 0s to 2003,
  12s to 2008                                                       1,010            496,375
Spectrasite Holdings, Inc.,
  10.75s, 2010                                                        255            216,750
Telecorp PCS, Inc., 10.625s, 2010                                     100             93,000
Voicestream Wireless Corp.,
  10.375s, 2009                                                        45             51,054
Western Wireless Corp., 10.5s, 2007                                   750            772,500
                                                                                ------------
                                                                                $  6,203,566
                                                                                ------------
TELECOM -- WIRELINE -- 3.9%
Allegiance Telecommunications, Inc.,
  0s to 2003, 11.75s to 2008                                       $  380       $    216,600
Allegiance Telecommunications, Inc.,
  12.875s, 2008                                                       135            118,800
Citizens Communications Co.,
  9.25s, 2011                                                         110            113,944
Exodus Communications, Inc.,
  11.25s, 2008                                                        420            138,600
Exodus Communications, Inc.,
  11.625s, 2010                                                        70             24,150
Focal Communications Corp., 0s to 2003,
  12.125 to 2008                                                      375             82,500
Focal Communications Corp.,
  11.875s, 2010                                                       410            131,712
Globix Corp., 12.5s, 2010                                             165             48,675
Hyperion Telecommunication, Inc.,
  12s, 2007                                                           540            270,000
ICG Holdings, Inc., 0s to 2001,
  12.5s to 2006**                                                     675            101,250
ITC Deltacom, Inc., 9.75s, 2008                                       840            495,600
Madison River Capital, 13.25s, 2010                                   235            112,800
Metromedia Fiber Network, Inc.,
  10s, 2008                                                           475            182,875
MJD Communications, Inc., 9.5s, 2008                                  625            500,000
Nextlink Communications, Inc.,
  10.75s, 2009                                                        720            230,400
Nextlink Communications, Inc., 0s to 2004,
  12.25s to 2009                                                      275             41,250
Northeast Optic Network, 12.75s, 2008                                 135             37,800
PSINET, Inc., 10.5s, 2006**                                           500             30,000
PSINET, Inc., 11.5s, 2008**                                           450             28,125
PSINET, Inc., 11s, 2009**                                             450             28,125
Time Warner Telecommunications LLC,
  9.75s, 2008                                                         585            517,725
Viatel, Inc., 0s to 2003, 12.5s to 2008**                              45              1,350
                                                                                ------------
                                                                                $  3,452,281
                                                                                ------------
TIRE & RUBBER -- 0.2%
Day International Group, Inc.,
  11.125s, 2005                                                    $  195       $    197,925
                                                                                ------------
UTILITIES -- ELECTRIC -- 1.0%
AES Corp., 8.875s, 2011                                            $  365       $    355,875
CMS Energy Corp., 8.5s, 2011                                          530            514,349
                                                                                ------------
                                                                                $    870,224
                                                                                ------------
    TOTAL U.S. BONDS                                                            $ 70,085,361
                                                                                ------------
FOREIGN BONDS -- 12.7%
BERMUDA -- 0.2%
Global Crossing Holdings Ltd, 8.7s,
  2007 (Telecom-Wireline)##                                        $  135       $    102,600
Global Crossing Holdings Ltd.,
  9.625s, 2008 (Telecom-Wireline)                                     115             90,850
                                                                                ------------
                                                                                $    193,450
                                                                                ------------
CANADA -- 1.4%
Canwest Media Inc, 10.625s, 2011
  (Advertising & Broadcasting)##                                   $  100       $    101,250
GT Group Telecom, Inc., 0s to 2005,
  13.25s to 2010,
  (Telecom-Wireline)                                                1,050            330,750
PCI Chemicals Canada, Inc.,
  9.25s, 2007 (Chemicals)**                                           310            151,900
Quebecor Media, Inc., 11.125s, 2011
  (Advertising & Broadcasting)                                        345            341,550
Russel Metals, Inc., 10s, 2009
  (Metals & Minerals)                                                 295            293,525

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)        VALUE
CANADA -- Continued
Worldwide Fiber, Inc., 12s, 2009
  (Telecom-Wireline)**                                             $  175       $        875
                                                                                ------------
                                                                                $  1,219,850
                                                                                ------------
GERMANY -- 2.0%
Callahan Nordrhein, 14s, 2010
  (Media-Cable)##                                                  $  515       $    422,300
Ekabel Hessen, 14.5s, 2010
  (Media-Cable)##                                                     600            462,000
Fresenius Med Care Capital Trust,
  7.875s, 2008
  (Medical and Health
  Technology Services)                                                915            896,700
                                                                                ------------
                                                                                $  1,781,000
                                                                                ------------
GRAND CAYMAN ISLANDS
Triton Energy Ltd., 8.875s, 2007
  (Oil Services)                                                   $   60       $     61,500
                                                                                ------------
GREECE -- 0.2%
Fage Dairy Industries S.A., 9s, 2007
  (Food & Beverage Products)                                       $  210       $    199,500
                                                                                ------------
LUXEMBOURG -- 0.6%
Millicom International Cellular, 0s to 2001,
  13.50s to 2006, (Telecom-Wireless)                               $  330       $    290,400
PTC International Finance II S.A.,
  11.25s, 2009 (Telecommunications)                                   220            217,800
                                                                                ------------
                                                                                $    508,200
                                                                                ------------
NETHERLANDS -- 2.1%
Completel Europe N.V., 0s to 2004,
  14s to 2009, (Telecom-Wireline)                                  $1,200       $    372,000
Hermes Europe Railtel B.V., 10.375s, 2009
  (Telecom-Wireline)**                                                475             75,406
Tele1 Europe B.V., 13s, 2009
  (Telecom-Wireline)                                                  700            385,000
United Pan Europe, 10.875s, 2009
  (Advertising & Broadcasting)                                        500            176,250
United Pan Europe, 11.25s, 2010
  (Advertising & Broadcasting)                                        500            187,500
United Pan Europe, 0s to 2005, 13.75s
  to 2010, (Advertising & Broadcasting)                             1,045            229,900
Versatel Telecom B.V., 13.25s, 2008
  (Telecom-Wireline)                                                1,100            418,000
                                                                                ------------
                                                                                $  1,844,056
                                                                                ------------
NORWAY -- 0.1%
Ocean Rig Norway AS, 10.25s, 2008
  (Oil Services)                                                  $  100        $     90,250
                                                                                ------------
SINGAPORE -- 0.1%
Flextronics International Ltd, 9.875s, 2010
  (Electronics)                                                   $  105        $    104,475
                                                                                ------------
SPAIN -- 0.5%
Jazztel PLC, 13.25s, 2009
  (Telecom-Wireline)                                   EUR           475        $    152,920
Jazztel PLC, 14s, 2009
  (Telecom-Wireline)                                              $  750             277,500
                                                                                ------------
                                                                                $    430,420
                                                                                ------------
UNITED KINGDOM -- 5.5%
Colt Telecom Group PLC,
  0s to 2001,12s to 2006,
  (Telecom-Wireline)                                               $2,050       $  2,009,000
Dolphin Telecom PLC, 0s to 2003,
  11.50 to 2008, (Telecom-Wireless)**                               1,500             45,000
Dolphin Telecom PLC, 0s to 2004,
  14s to 2009, (Telecom-Wireless)**                                   530             10,600
Energis PLC, 9.75s, 2009
  (Telecom-Wireline)                                                  450            414,000
Ono Finance PLC, 13s, 2009
  (Media-Cable)                                                    $1,225       $    943,250
Ono Finance PLC, 14s, 2011
  (Media-Cable)##                                                     265            225,250
Telewest Communications PLC,
  9.625s, 2006 (Media-Cable)                                          350            290,500
Telewest Communications PLC,
  11s, 2007 (Media-Cable)                                             265            223,263
Telewest Communications PLC,
  0s to 2004, 9.25s to 2009
  (Media-Cable)                                                       400            194,000
Telewest Communications PLC,
  9.875s, 2010 (Media-Cable)                                          420            352,800
Telewest Communications PLC,
  0s to 2005, 11.375s to 2010
  (Media-Cable)                                                       300            142,500
                                                                                ------------
                                                                                $  4,850,163
                                                                                ------------
    TOTAL FOREIGN BONDS                                                         $ 11,282,864
                                                                                ------------
    TOTAL BONDS
      (IDENTIFIED COST, $104,148,310)                                           $ 81,368,225
                                                                                ------------

STOCKS -- 0.3%

ISSUER                                                             SHARES           VALUE
FOREIGN STOCKS -- 0.2%
NETHERLANDS -- 0.2%
Completel Europe N.V., ADR
  (Telecommunications)*##                                          60,000       $    138,000
Versatel Telecom International N.V., ADR
  (Telecommunications)*                                             9,843             27,954
                                                                                ------------
                                                                                $    165,954
                                                                                ------------
UNITED KINGDOM
Colt Telecom Group PLC, ADR
  (Telecommunications)*                                             2,175       $     60,030
                                                                                ------------
    TOTAL FOREIGN STOCKS                                                        $    225,984
                                                                                ------------
U.S. STOCKS -- 0.1%
BUILDING
Atlantic Gulf Communities Corp.*+                                     150       $          3
                                                                                ------------
BUSINESS SERVICES
Envirosource, Inc.*+                                                  238       $         40
                                                                                ------------
CONSUMER GOODS & SERVICES
Ranger Industries, Inc.*                                           10,842       $      3,795
                                                                                ------------
MEDIA
Golden Books Family Entertainment, Inc.*                           21,250       $      2,550
                                                                                ------------
SUPERMARKET
Pathmark Stores, Inc.*                                                574       $     13,667
                                                                                ------------
TELECOMMUNICATIONS -- 0.1%
Allegiance Telecom, Inc.*                                           2,516       $     37,740
                                                                                ------------
    TOTAL U.S. STOCKS                                                           $     57,795
                                                                                ------------
    TOTAL STOCKS (IDENTIFIED COST, $473,490)                                    $    283,779
                                                                                ------------
PREFERRED STOCKS -- 3.6%
CONSUMER GOODS & SERVICES
Renaissance Cosmetics, Inc. 14s*#                                     975       $          0
                                                                                ------------
MEDIA -- 2.6%
CSC Holdings, Inc., 11.125s*#                                      16,955       $  1,809,946
Primedia, Inc., 8.625s#                                             6,000            456,000
                                                                                ------------
                                                                                $  2,265,946
                                                                                ------------
TELECOMMUNICATIONS -- 1.0%
Crown Castle International Corp.,12.75s*#                             407       $    337,810
Global Crossing Holdings Ltd.,10.5s*#                               1,700            119,000

ISSUER                                                             SHARES           VALUE
TELECOMMUNICATIONS -- continued
Nextel Communications, Inc.,13s*#                                      89       $     48,950
Rural Cellular Corp. 11.375s*#                                        497            407,540
                                                                                ------------
                                                                                $    913,300
                                                                                ------------
    TOTAL PREFERRED STOCKS
      (IDENTIFIED COST, $3,225,739)                                             $  3,179,246
                                                                                ------------
WARRANTS -- 0.4%
GT Group Telecom, Inc.,
  (Telecommunications)*                                             1,050       $     31,339
ICO, Inc., (Energy)*                                              375,000            206,250
Jazztel PLC, (Telecommunications)*##                                  810             16,605
Knology, Inc., (Telecommunications)*##                                500                500
Loral Orion Network Systems, Inc.
  (Telecommunications) *                                            1,000              3,000
Loral Orion Network Systems, Inc.,
  (Telecommunications)*                                             1,100              5,500
McCaw International Ltd.,
  (Telecommunications)*##                                             700              1,750
Metronet Communications Corp.,
  (Telecommunications)*##                                             600             24,000
Ono Finance PLC, (Media)*                                           1,225             36,750
Pathmark Stores, Inc., (Supermarkets)*                                881              7,735
Renaissance Cosmetics, Inc.,
  (Consumer Goods and Services)*                                      788                  0
XM Satellite Radio, Inc., (Media)*                                    425             10,572
                                                                                ------------
    TOTAL WARRANTS (IDENTIFIED COST, $383,160)                                  $    344,001
                                                                                ------------


SHORT-TERM OBLIGATIONS -- 0.7%

                                                             PRINCIPAL AMOUNT
                                                               (000 OMITTED)
General Electric Capital Corp.,
  due 7/02/01                                                      $  189       $    188,978
New Center Asset Trust, due 7/02/01                                   412            411,953
                                                                                ------------
    TOTAL SHORT-TERM OBLIGATIONS,
      AT AMORTIZED COST                                                         $    600,931
                                                                                ------------
REPURCHASE AGREEMENT -- 0.1%
Merrill Lynch, dated 6/29/01,
  due 7/2/01, total to be received
  $81,027 (secured by various
  U.S. Treasury and Federal
  Agency obligations in a
  jointly traded account), at Cost                                 $   81       $     81,000
                                                                                ------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $108,912,630)                                           $ 85,857,182
                                                                                ------------
OTHER ASSETS,
  LESS LIABILITIES -- 3.0%                                                           2,653,962
                                                                                ------------
    NET ASSETS -- 100.0%                                                          $ 88,511,144
                                                                                ============

           See portfolio footnotes and notes to financial statements.

MANAGED SECTORS VARIABLE ACCOUNT

STOCKS -- 94.9%

ISSUER                                                             SHARES           VALUE
AUTO AND HOUSING -- 1.8%
Harley-Davidson, Inc.                                              15,200       $    715,616
SPX Corp.*                                                          4,700            588,346
Stanley Works                                                      14,200            594,696
Vulcan Materials Co.                                                3,700            198,875
                                                                                ------------
                                                                                $  2,097,533
                                                                                ------------
BASIC MATERIALS -- 1.8%
Air Products & Chemicals, Inc.                                     12,000       $    549,000
Aracruz Celulose S.A. (Brazil)                                     10,900            203,830
Engelhard Corp.                                                    14,300            368,797
Minnesota Mining &
  Manufacturing Co.                                                 1,900            216,790
Praxair, Inc.                                                      10,100            474,700
Weyerhaeuser Co.                                                    5,600            307,832
                                                                                ------------
                                                                                $  2,120,949
                                                                                ------------
CONSUMER STAPLES -- 1.7%
Constellation Brands, Inc.*                                        10,100       $    414,100
Fosters Brewing Group (Australia)*                                 88,800            248,081
NBTY, Inc.*                                                        19,400            229,890
Philip Morris Cos., Inc.                                           11,600            588,700
Smithfield Foods, Inc.*                                             4,400            177,320
Sysco Corp.                                                        15,000            407,250
                                                                                ------------
                                                                                $  2,065,341
                                                                                ------------
ENERGY -- 0.4%
Devon Energy Corp.                                                  3,400       $    178,500
Global Marine, Inc.*                                                7,600            141,588
Noble Drilling Corp.*                                               5,400            176,850
                                                                                ------------
                                                                                $    496,938
                                                                                ------------
FINANCIAL SERVICES -- 12.0%
AFLAC, Inc.                                                        17,700       $    557,373
Allstate Corp.                                                      7,800            343,122
American International Group, Inc.                                 16,300          1,401,800
Bank of America Corp.                                              24,100          1,446,723
Capital One Financial Corp.                                        11,500            690,000
Citigroup, Inc.                                                    31,866          1,683,799
Fannie Mae                                                          1,600            136,240
Freddie Mac Corp.                                                   7,200            504,000
Goldman Sachs Group, Inc.                                           6,300            540,540
Household International, Inc.                                      22,800          1,520,760
Lehman Brothers Holdings, Inc.                                     12,700            987,425
Merrill Lynch & Co., Inc.                                          18,500          1,096,125
MetLife, Inc.                                                       7,200            223,056
MGIC Investment Corp.                                               8,300            602,912
Morgan Stanley Dean Witter & Co.                                    7,000            449,610
Providian Financial Corp.                                          13,500            799,200
SouthTrust Corp.                                                    8,500            221,000
The St. Paul Cos., Inc.                                             9,400            476,486
UnumProvident Corp.                                                 7,900            253,748
Willis Group Holdings Ltd.*                                        16,140            286,485
                                                                                ------------
                                                                                $ 14,220,404
                                                                                ------------
HEALTHCARE -- 16.6%
Abgenix, Inc.*                                                      9,100       $    400,946
AdvancePCS*                                                         6,200            392,150
Allergan, Inc.                                                      2,800            239,400
AmeriSource Health Corp., "A"*                                     10,100            558,530
Andrx Group*                                                       13,700          1,033,322
Apogent Technologies, Inc.*                                         5,200            127,920
Applera Corp.-- Applied Biosystems
  Group                                                            14,800            395,900
AstraZeneca Group PLC
  (United Kingdom)                                                  4,700            219,257
Barr Laboratories, Inc.*                                            1,600            112,656
Cardinal Health, Inc.                                              26,900          1,856,100

ISSUER                                                             SHARES           VALUE
HEALTHCARE -- continued
Celgene Corp.*                                                      8,000       $    230,000
Covance, Inc.*                                                     17,400            394,110
Elan Corp. PLC, ADR (Ireland)*                                      7,600            463,600
Enzon, Inc.*                                                        1,100             68,035
Forest Laboratories, Inc.*                                         13,300            944,300
Genentech, Inc.*                                                   14,400            793,440
Genzyme Corp.*                                                     30,100          1,773,793
Gilead Sciences, Inc.*                                             11,600            687,300
IDEC Pharmaceuticals Corp.*                                        20,000          1,302,800
ImClone Systems, Inc.*                                             14,900            768,840
IMS Health, Inc.                                                   18,700            532,950
Inhale Therapeutic Systems Co.*                                     5,800            139,142
Laboratory Corporation of
  America Holdings*                                                 6,600            507,540
McKesson HBOC, Inc.                                                10,400            386,048
Medimmune, Inc.*                                                    7,000            332,780
Millennium Pharmaceuticals, Inc.*                                  16,600            566,060
Myriad Genetics, Inc.*                                              3,600            226,224
Ocular Sciences, Inc.*                                              5,100            128,979
Professional Detailing, Inc.*                                       1,400            127,386
Protein Design Labs, Inc.*                                          1,400            117,600
Quest Diagnostics, Inc.*                                            8,300            621,255
Serologicals Corp.*                                                 5,200            110,708
Serono S.A., ADR (Switzerland)*                                    22,970            573,102
Specialty Laboratories, Inc.*                                       4,700            177,895
Techne Corp.*                                                       5,700            171,570
Tenet Healthcare Corp.*                                            12,700            655,193
Teva Pharmaceutical
  Industries Ltd. (Israel)                                         14,600            905,930
Watson Pharmaceuticals, Inc.*                                      10,700            659,548
                                                                                ------------
                                                                                $ 19,702,309
                                                                                ------------
INDUSTRIAL GOODS AND SERVICES -- 4.5%
Allied Waste Industries, Inc.*                                      9,300       $    173,724
American Standard Cos., Inc.*                                       9,600            576,960
Capstone Turbine Corp.*                                             6,600            145,200
Flowserve Corp.*                                                    7,100            218,325
Fluor Corp.                                                        10,000            451,500
General Dynamics Corp.                                              9,700            754,757
Global Power Equipment Group, Inc.*                                10,490            307,357
Goodrich (B.F.) Co.                                                 8,400            319,032
Jacobs Engineering Group, Inc.                                     10,200            665,346
Pentair, Inc.                                                       6,500            219,700
Textron, Inc.                                                       3,900            214,656
United Technologies Corp.                                          16,900          1,238,094
                                                                                ------------
                                                                                $  5,284,651
                                                                                ------------
LEISURE -- 12.2%
Activision, Inc.*                                                  13,200       $    519,816
AOL Time Warner, Inc.*                                             15,500            821,500
CEC Entertainment, Inc.*                                            4,000            197,400
Charter Communications, Inc.*                                      18,100            422,092
Clear Channel Communications, Inc.*                                33,300          2,087,910
Electronic Arts, Inc.*                                              9,300            535,215
Entercom Communications Corp.*                                      4,900            262,689
Fox Entertainment Group, Inc.*                                     27,100            756,090
General Motors Corp., "H"*                                          8,400            170,100
GTECH Holdings Corp.*                                               8,100            287,631
Harrah's Entertainment, Inc.*                                      21,000            741,300
Houghton Mifflin Co.                                                2,400            143,832
International Game Technology*                                     14,200            891,050
Lamar Advertising Co., "A"*                                         3,710            171,217
Mattel, Inc.                                                       10,300            194,876
McGraw-Hill Cos., Inc.                                              7,000            463,050
Midway Games, Inc.*                                                 9,500       $    175,750
Radio One, Inc.*                                                    5,900            130,862
Reed International PLC (United Kingdom)                            40,200            356,615
Starwood Hotels & Resorts Co.                                      10,400            387,712
Take-Two Interactive Software, Inc.*                               24,600            457,560
THQ, Inc.*                                                         11,600            709,688
Tricon Global Restaurants, Inc.*                                   14,000            614,600
Univision Communications, Inc., "A"*                                5,700            243,846
USA Networks, Inc.*                                                24,200            673,728
Viacom, Inc., "B"*                                                 16,900            874,575
Westwood One, Inc.*                                                22,400            825,440
WMS Industries, Inc.*                                              11,200            360,304
                                                                                ------------
                                                                                $ 14,476,448
                                                                                ------------
RETAIL -- 8.8%
Abercrombie & Fitch Co.*                                           19,300       $    858,850
American Eagle Outfitters, Inc.*                                   16,000            588,160
Barnes & Noble, Inc.*                                              17,500            688,625
Bed Bath & Beyond, Inc.*                                           29,900            912,548
Borders Group, Inc.*                                                8,900            199,360
Children's Place Retail Stores, Inc.*                               4,900            132,594
Columbia Sportswear Co.*                                            9,000            445,950
Costco Wholesale Corp.*                                             9,400            395,176
CVS Corp.                                                          21,400            826,040
Dollar General Corp.                                               17,200            335,400
Electronics Boutique Holdings Corp.*                                6,000            188,460
Fast Retailing Co. (Japan)                                          1,500            261,068
Galyan's Trading Co.*                                               6,650            135,660
Home Depot, Inc.                                                   12,100            563,255
Jones Apparel Group, Inc.*                                         10,000            432,000
Lowe's Cos., Inc.                                                  29,100          2,111,205
Rental-A-Center, Inc.*                                              2,600            139,620
Target Corp.                                                       13,200            456,720
Wal-Mart Stores, Inc.                                               4,100            200,080
Williams-Sonoma, Inc.*                                             13,700            531,834
                                                                                ------------
                                                                                $ 10,402,605
                                                                                ------------
TECHNOLOGY -- 28.7%
Adobe Systems, Inc.                                                17,200       $    808,056
Advanced Fibre Communications, Inc.*                               14,300            327,041
Advanced Micro Devices, Inc.*                                      27,100            782,648
Applied Materials, Inc.*                                           13,200            675,840
ASM International N.V. (Electronics)*                              20,600            407,880
Brocade Communications Systems, Inc.*                               6,500            282,100
Brooks Automation, Inc.*                                           13,100            607,840
Cadence Design Systems, Inc.*                                       6,900            128,547
Check Point Software Technologies
  Ltd. (Israel)*                                                    9,000            459,000
CIENA Corp.*                                                        8,000            303,520
Cirrus Logic, Inc.*                                                24,900            632,460
Cisco Systems, Inc.*                                               40,300            779,805
Comverse Technology, Inc.*                                          3,650            210,751
Dell Computer Corp.*                                               59,100          1,572,060
Ebay, Inc.*                                                        10,300            697,825
Electronics for Imaging, Inc.*                                      8,200            231,650
EMC Corp.*                                                         31,900            926,695
Emulex Corp.*                                                       9,500            370,690
Flextronics International Ltd.*                                     5,300            141,510
Intergraph Corp.*                                                  10,200            155,754
International Business Machines
  Corp.                                                             4,200            474,600
Intersil Holding Corp.*                                            16,300            558,275
KLA-Tencor Corp.*                                                   8,300            488,372
Lam Research Corp.*                                                43,800          1,306,554
Lexmark International Group, Inc.*                                 11,300            759,925

ISSUER                                                             SHARES           VALUE
TECHNOLOGY -- continued
LTX Corp.*                                                         27,100       $    688,340
Mattson Technology, Inc.*                                           7,500            127,500
Micron Technology, Inc.*                                           49,800          2,046,780
Microsoft Corp.*                                                   51,900          3,726,939
Motorola, Inc.                                                     15,100            250,056
Nanometrics, Inc.*                                                  4,100            105,985
Nokia Corp., ADR (Finland)                                         25,700            566,428
Nortel Networks Corp. (Canada)                                     10,800             98,172
Novellus Systems, Inc.*                                            14,500            807,505
Oracle Corp.*                                                      62,400          1,229,904
Peoplesoft, Inc.*                                                  34,800          1,684,320
Peregrine Systems, Inc.*                                            7,900            241,345
QLogic Corp.*                                                      27,600          1,776,612
QUALCOMM, Inc.*                                                    13,100            746,045
Rudolph Technologies, Inc.*                                         3,800            174,838
Siebel Systems, Inc.*                                              11,000            523,160
Sun Microsystems, Inc.*                                            14,600            235,790
Synopsys, Inc.*                                                    11,500            545,100
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR (Taiwan)                                           15,120            229,673
Teradyne, Inc.*                                                    16,000            529,600
VeriSign, Inc.*                                                    22,400          1,300,320
VERITAS Software Corp.*                                            31,300          2,109,307
Xilinx, Inc.*                                                       4,300            175,440
                                                                                ------------
                                                                                $ 34,008,557
                                                                                ------------
TRANSPORTATION -- 0.6%
Canadian National Railway Co. (Canada)                              7,300       $    295,650
CSX Corp.                                                           6,500            235,560
Grupo Aeroportuario del
  Sureste S.A. de C.V., ADR (Mexico)*                               7,400            138,380
                                                                                ------------
                                                                                $    669,590
                                                                                ------------
UTILITIES -- 1.0%
Calpine Corp.*                                                     19,700       $    744,660
China Unicom Ltd. (Hong Kong)*                                     13,800            244,260
Sprint Corp. (PCS Group)*                                          11,400            275,310
                                                                                ------------
                                                                                $  1,264,230
                                                                                ------------
OTHER -- 4.8%
Affiliated Computer Services, Inc., "A"*                            4,000       $    287,640
Apollo Group, Inc.*                                                 7,100            299,975
Concord EFS, Inc.*                                                  8,100            452,385
Corinthian Colleges, Inc.*                                          5,000            236,100
Education Management Corp.*                                         3,600            147,384
Electronic Data Systems Corp.                                       8,000            500,000
Hotel Reservations Network, Inc.*                                   5,250            257,250
ITT Educational Services, Inc.*                                     8,300            373,500
Strayer Education, Inc.                                             5,600            274,120
SunGard Data Systems, Inc.*                                        17,900            537,179
Tyco International Ltd. (Bermuda)                                  42,800          2,332,600
                                                                                ------------
                                                                                $  5,698,133
                                                                                ------------
    TOTAL STOCKS (IDENTIFIED COST, $107,275,500)                                $112,507,688
                                                                                ------------


SHORT-TERM OBLIGATIONS -- 5.9%

                                                             PRINCIPAL AMOUNT
                                                               (000 OMITTED)
Cargill, Inc., due 7/02/01                                        $   541       $    540,938
Citigroup, Inc., due 7/02/01                                        1,208          1,207,861
Dow Chemical Co., due 7/02/01                                       1,087          1,086,875
General Electric Capital
  Corp., due 7/02/01                                                3,173          3,172,639
Prudential Funding Corp.,
  due 7/02/01                                                         960            959,890
                                                                                ------------
    TOTAL SHORT-TERM OBLIGATIONS,
      AT AMORTIZED COST                                                         $  6,968,203
                                                                                ------------

ISSUER                                                             SHARES           VALUE
REPURCHASE AGREEMENT -- 2.2%
Merrill Lynch, dated 06/29/01,
  due 07/02/01, total to be received
  $2,559,870 (secured by
  various U.S. Treasury and Federal
  Agency obligations in a
  jointly traded account), at cost                                $ 2,559       $  2,559,000
                                                                                ------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $116,802,703)                                           $122,034,891
                                                                                ------------
OTHER ASSETS,
  LESS LIABILITIES -- (3.0%)                                                      (3,512,516)
                                                                                ------------
    NET ASSETS -- 100.0%                                                        $118,522,375
                                                                                ============

           See portfolio footnotes and notes to financial statements.

MONEY MARKET VARIABLE ACCOUNT

COMMERCIAL PAPER -- 86.9%

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)        VALUE
ABN Amro North America
  Holding, due 10/23/01                                            $2,263       $  2,235,124
Alpine Securitization Corp.,
  due 8/09/01                                                       3,000          2,986,382
Archer Daniels Midland Co.,
  due 8/28/01                                                       2,000          1,987,594
Barton Capital Corp.,
  due 7/02/01                                                       2,807          2,806,676
BellSouth Telecommunications, Inc.,
  due 8/10/01                                                       2,000          1,991,511
BMW U.S. Capital Corp.,
  due 7/02/01                                                       2,805          2,804,677
Cargill, Inc.,
  due 7/02/01                                                       2,807          2,806,680
Centric Capital Corp.,
  due 8/28/01                                                       1,500          1,490,648
Corporate Asset Funding Co.,
  due 8/07/01                                                       2,000          1,991,922
CXC, Inc., due 7/02/01                                              2,805          2,804,677
Dexia Delaware LLC,
  due 8/16/01                                                       2,000          1,990,059
Dow Chemical Co.,
  due 7/02/01                                                       2,807          2,806,676
ED & F Treasury Management,
  due 8/16/01                                                       2,000          1,990,033
Enterprise Funding Corp.,
  due 9/11/01 - 9/12/01                                             2,201          2,184,580
Ford Motor Credit Corp.,
  due 8/24/01                                                       2,000          1,988,450
Formosa Plastics Corp.,
  due 9/07/01                                                       1,500          1,489,233
General Electric Capital Corp.,
  due 7/02/01                                                       2,807          2,806,680
Glaxo Wellcome PLC,
  due 9/28/01                                                       2,000          1,982,447
Goldman Sachs Group LP,
  due 10/03/01                                                      3,000          2,965,533
Halliburton Co., due 8/10/01                                        2,000          1,991,533
ING America Insurance Holdings,
  due 8/20/01 - 10/05/01                                            2,800          2,777,598
Kittyhawk Funding Corp.,
  due 9/17/01                                                       2,000          1,983,317
Knights Funding Corp.,
  due 10/29/01                                                        750            740,600
McGraw Hill, Inc.,
  due 9/20/01                                                       2,000          1,982,450
Metropolitan Life Funding, Inc.,
  due 9/20/01                                                       2,000          1,983,845
Morgan Stanley Dean Witter,
  due 11/19/01                                                      2,000          1,969,607
New Center Asset Trust,
  due 7/02/01                                                       2,807          2,806,678
Private Export Funding Corp.,
  due 8/07/01                                                       3,000          2,985,940
Prudential Funding Corp.,
  due 7/02/01                                                       1,297          1,296,852
Quincy Capital Corp.,
  due 9/17/01                                                       2,000          1,983,967
Svenska Handelsbanken, Inc.,
  due 9/20/01                                                       2,000          1,983,935
Tribune Co.,
  due 9/14/01                                                       2,000          1,984,583
Trident Capital Finance, Inc.,
  due 8/23/01                                                       2,000          1,989,253
UBS Finance, Inc.,
  due 7/02/01                                                      $2,807       $  2,806,677
Verizon Network Funding,
  due 8/17/01                                                       2,000          1,989,869
Wachovia Corp.,
  due 9/27/01                                                       1,500          1,486,580
Wal-Mart Stores, Inc.,
  due 7/24/01                                                       2,000          1,995,311
                                                                                ------------
    TOTAL COMMERCIAL PAPER,
      AT AMORTIZED COST AND VALUE                                               $ 80,848,177
                                                                                ------------
U.S. GOVERNMENT AGENCIES -- 6.4%
Federal Home Loan Mortgage Corp.,
  due 10/03/01                                                     $3,000       $  2,966,865
Federal National Mortgage Assn.,
  due 10/04/01                                                      3,000          2,965,325
                                                                                ------------
    TOTAL U.S. GOVERNMENT AGENCIES,
      AT AMORTIZED COST AND VALUE                                               $  5,932,190
                                                                                ------------
REPURCHASE AGREEMENT -- 7.5%
Merrill Lynch, dated 6/29/01,
  due 7/02/01, total to be
  received, $7,001,380 (secured by
  various U.S. Treasury and Federal
  Agency obligations in a jointly
  traded account), at Cost                                         $6,999       $  6,999,000
                                                                                ------------
    TOTAL INVESTMENTS, AT AMORTIZED COST
      AND VALUE                                                                 $ 93,779,367
                                                                                ------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.8%)                                                        (721,387)
                                                                                ------------
    NET ASSETS -- 100.0%                                                        $ 93,057,980
                                                                                ============

           See portfolio footnotes and notes to financial statements.

TOTAL RETURN VARIABLE ACCOUNT

STOCKS -- 55.6%

ISSUER                                                             SHARES           VALUE
U.S. STOCKS -- 49.9%
AEROSPACE -- 0.4%
Boeing Co.                                                          6,620       $    368,072
United Technologies Corp.                                           7,010            513,553
                                                                                ------------
                                                                                $    881,625
                                                                                ------------
APPAREL & TEXTILES -- 0.1%
Nike, Inc., "B"                                                     8,900       $    373,711
                                                                                ------------
AUTOMOTIVE -- 0.7%
Delphi Automotive Systems Corp.                                    58,140       $    926,170
Ford Motor Co.*                                                     5,232            128,446
Visteon Corp.                                                      34,190            628,412
                                                                                ------------
                                                                                $  1,683,028
                                                                                ------------
BANKS & CREDIT COS. -- 2.0%
Bank America Corp.                                                 37,890       $  2,274,536
PNC Financial Services Group Co.                                   21,330          1,403,301
U.S. Bancorp                                                       21,852            498,007
Wells Fargo Co.                                                    15,100            701,093
                                                                                ------------
                                                                                $  4,876,937
                                                                                ------------
BIOTECHNOLOGY -- 0.9%
Abbott Laboratories, Inc.                                          13,860       $    665,419
Guidant Corp.*                                                     34,500          1,242,000
Pharmacia Corp.                                                     5,409            248,543
                                                                                ------------
                                                                                $  2,155,962
                                                                                ------------
BUSINESS MACHINES -- 0.7%
International Business Machines Corp.                               8,060       $    910,780
Sun Microsystems, Inc.*                                            31,700            511,955
Texas Instruments, Inc.                                             9,620            303,030
                                                                                ------------
                                                                                $  1,725,765
                                                                                ------------
BUSINESS SERVICES -- 0.1%
VeriSign, Inc.*                                                     3,300       $    191,565
                                                                                ------------
CELLULAR PHONES -- 1.6%
Motorola, Inc.                                                     79,300       $  1,313,208
Telephone & Data Systems, Inc.                                     24,200          2,631,750
                                                                                ------------
                                                                                $  3,944,958
                                                                                ------------
CHEMICALS -- 0.3%
Rohm & Haas Co.                                                    23,480       $    772,492
                                                                                ------------
COMPUTER HARDWARE -- SYSTEMS -- 0.3%
Compaq Computer Corp.                                              26,700       $    413,583
Georgia Gulf Corp.                                                 28,100            435,550
                                                                                ------------
                                                                                $    849,133
                                                                                ------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 0.7%
Microsoft Corp.*                                                   23,580       $  1,693,280
                                                                                ------------
CONSUMER GOODS & SERVICES -- 1.2%
Fortune Brands, Inc.                                               20,500       $    786,380
Gillette Co.                                                       25,700            745,043
Kimberly-Clark Corp.                                                2,600            145,340
Procter & Gamble Co.                                               18,320          1,168,816
                                                                                ------------
                                                                                $  2,845,579
                                                                                ------------
CONTAINERS -- 0.4%
Owens Illinois, Inc.*                                             143,000       $    969,540
                                                                                ------------
ELECTRONICS -- 0.5%
Analog Devices, Inc.*                                              21,500       $    929,875
Tektronix, Inc.*                                                   12,100            328,515
                                                                                ------------
                                                                                $  1,258,390
                                                                                ------------
ENTERTAINMENT -- 2.6%
Harrah's Entertainment, Inc.*                                      64,500       $  2,276,850
MGM Mirage, Inc.*                                                  10,220            306,191
Viacom, Inc., "B"*                                                 72,503          3,752,030
Walt Disney Co.                                                     4,850            140,117
                                                                                ------------
                                                                                $  6,475,188
                                                                                ------------
FINANCIAL INSTITUTIONS -- 4.5%
Citigroup, Inc.                                                    25,866       $  1,366,759
FleetBoston Financial Corp.                                        36,780          1,450,971
Freddie Mac Corp.                                                  56,520          3,956,400
J. P. Morgan Chase & Co.                                           22,930          1,022,678
Merrill Lynch & Co., Inc.                                          26,200          1,552,350
Morgan Stanley Dean Witter & Co.                                   24,530          1,575,562
                                                                                ------------
                                                                                $ 10,924,720
                                                                                ------------
FINANCIAL SERVICES -- 0.1%
Mellon Financial Corp.                                              3,720       $    171,120
                                                                                ------------
FOOD & BEVERAGE PRODUCTS -- 0.6%
Archer-Daniels-Midland Co.                                         22,626       $    294,138
Quaker Oats Co.                                                    11,920          1,087,700
                                                                                ------------
                                                                                $  1,381,838
                                                                                ------------
GAS -- 1.0%
Air Products & Chemicals, Inc.                                     51,320       $  2,347,890
                                                                                ------------
HEALTHCARE -- 0.8%
Community Health Care*                                              2,100       $     61,950
HCA-The Healthcare Co.                                             41,750          1,886,683
                                                                                ------------
                                                                                $  1,948,633
                                                                                ------------
INSURANCE -- 6.5%
Allstate Corp.                                                     62,480       $  2,748,495
American General Corp.                                             11,800            548,110
American International Group, Inc.                                  1,287            110,682
Chubb Corp.                                                        14,300          1,107,249
CIGNA Corp.                                                        21,270          2,038,092
Hartford Financial Services Group, Inc.                            40,110          2,743,524
Jefferson Pilot Corp.                                              26,605          1,285,554
Lincoln National Corp.                                              4,000            207,000
MetLife, Inc.                                                      17,440            540,291
Nationwide Financial Services, Inc., "A"                           27,620          1,205,613
The St. Paul Cos., Inc.                                            67,370          3,414,985
                                                                                ------------
                                                                                $ 15,949,595
                                                                                ------------
MACHINERY -- 1.7%
Deere & Co., Inc.                                                  64,680       $  2,448,138
Ingersoll Rand Co.                                                  7,800            321,360
W.W. Grainger, Inc.                                                31,100          1,280,076
                                                                                ------------
                                                                                $  4,049,574
                                                                                ------------
MEDICAL & HEALTH PRODUCTS -- 1.6%
American Home Products Corp.                                       17,910       $  1,046,660
Baxter International, Inc.                                          3,720            182,280
Bristol-Myers Squibb Co.                                            7,750            405,325
Eli Lilly & Co.                                                     7,000            518,000
Johnson & Johnson Co.                                               4,080            204,000
Schering Plough Corp.                                              42,660          1,545,999
                                                                                ------------
                                                                                $  3,902,264
                                                                                ------------
METALS & MINERALS -- 1.1%
Alcoa, Inc.                                                        62,790       $  2,473,926
Phelps Dodge Corp.                                                  6,320            262,280
                                                                                ------------
                                                                                $  2,736,206
                                                                                ------------
OIL SERVICES -- 3.2%
BJ Services Co.*                                                   15,800       $    448,404
Cooper Cameron Corp.*                                              23,120          1,290,096
El Paso Corp.                                                       2,944            154,678
Halliburton Co.                                                    32,200          1,146,320
Kerr McGee Corp.                                                   18,960          1,256,479
Noble Drilling Corp.*                                              59,895          1,961,561
Schlumberger Ltd.                                                  31,180          1,641,627
                                                                                ------------
                                                                                $  7,899,165
                                                                                ------------
OILS -- 4.3%
Apache Corp.                                                       31,580       $  1,602,685
Devon Energy Corp.                                                 56,250          2,953,125
Exxon Mobil Corp.                                                  35,256          3,079,612

ISSUER                                                             SHARES           VALUE
OILS -- continued
Occidental Petroleum Corp.                                         92,370       $  2,456,118
Unocal Corp.                                                       10,450            356,867
                                                                                ------------
                                                                                $ 10,448,407
                                                                                ------------
PRINTING & PUBLISHING -- 0.5%
Gannett Co., Inc.                                                  13,220       $    871,198
New York Times Co.                                                  6,700            281,400
                                                                                ------------
                                                                                $  1,152,598
                                                                                ------------
RAILROAD -- 0.4%
Burlington Northern Santa Fe Railway Co.                           32,560       $    982,335
                                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.3%
Equity Residential Properties Trust                                14,580       $    824,499
                                                                                ------------
RETAIL -- 0.2%
CVS Corp.                                                          11,900       $    459,340
Sears, Roebuck & Co.                                                2,200             93,082
                                                                                ------------
                                                                                $    552,422
                                                                                ------------
SUPERMARKET -- 1.4%
Kroger Co.*                                                        67,190       $  1,679,750
Safeway, Inc.*                                                     37,450          1,797,600
                                                                                ------------
                                                                                $  3,477,350
                                                                                ------------
TELECOMMUNICATIONS -- 4.4%
Advanced Fibre Communications, Inc.*                               29,500       $    674,665
Alltel Corp.                                                       30,970          1,897,222
AT&T Corp.                                                         80,871          1,779,162
CenturyTel, Inc.                                                   19,700            596,910
SBC Communications, Inc.                                           14,724            589,843
Sprint Corp.                                                      109,880          2,347,037
Verizon Communications, Inc.                                       52,906          2,830,471
                                                                                ------------
                                                                                $ 10,715,310
                                                                                ------------
TELECOMMUNICATIONS & CABLE -- 0.9%
Comcast Corp., "A"*                                                53,420       $  2,318,428
                                                                                ------------
UTILITIES -- ELECTRIC -- 3.0%
Dominion Resources, Inc.                                           19,200       $  1,154,496
Duke Energy Corp.                                                  12,900            503,229
Exelon Corp.                                                       16,020          1,027,203
FPL Group, Inc.                                                     8,340            502,151
NiSource, Inc.                                                    107,203          2,929,858
Pinnacle West Capital Corp.                                        20,260            960,324
Progress Energy, Inc.                                               6,200            278,504
                                                                                ------------
                                                                                $  7,355,765
                                                                                ------------
UTILITIES -- GAS -- 0.9%
National Fuel Gas Co.                                              29,400       $  1,528,506
Utilicorp United, Inc.                                             13,200            403,260
WGL Holdings, Inc.                                                  6,910            187,330
Williams Cos., Inc.                                                 4,500            148,275
                                                                                ------------
                                                                                $  2,267,371
                                                                                ------------
    TOTAL U.S. STOCKS                                                           $122,102,643
                                                                                ------------
FOREIGN STOCKS -- 5.7%
CANADA -- 0.4%
Alcan, Inc. (Metals)                                               10,700       $    449,614
Nortel Networks Corp. (Telecommunications)                         71,400            649,026
                                                                                ------------
                                                                                $  1,098,640
                                                                                ------------
FINLAND -- 0.2%
Nokia Corp., ADR (Telecommunications)                              22,800       $    502,512
                                                                                ------------
FRANCE -- 0.4%
ALSTOM (Transportation)                                            33,850       $    942,350
                                                                                ------------
NETHERLANDS -- 2.9%
Akzo Nobel N.V. (Chemicals)                                        79,990       $  3,388,376
ING Groep N.V. (Financial Services)                                 5,964            390,069
Royal Dutch Petroleum Co., ADR (Oils)                              56,220          3,275,939
                                                                                ------------
                                                                                $  7,054,384
                                                                                ------------

SWITZERLAND -- 1.0%
Nestle S.A. (Food & Beverage
  Products)*                                                        2,830       $    601,859
Novartis AG (Medical & Health
  Products)                                                        50,900          1,843,361
                                                                                ------------
                                                                                $  2,445,220
                                                                                ------------
UNITED KINGDOM -- 0.8%
BP Amoco PLC, ADR (Oils)                                           10,270       $    511,960
Diageo PLC (Food & Beverage
  Products)*                                                      141,577          1,554,965
                                                                                ------------
                                                                                $  2,066,925
                                                                                ------------
    TOTAL FOREIGN STOCKS                                                        $ 14,110,031
                                                                                ------------
    Total Stocks
      (Identified Cost, $125,554,110)                                           $136,212,674
                                                                                ------------

BONDS -- 38.3%

                                                             PRINCIPAL AMOUNT
                                                               (000 OMITTED)
U.S. BONDS -- 37.1%
AEROSPACE -- 0.4%
Boeing Capital Corp.,
  7.375s, 2010                                                     $  315       $    333,881
Northrop Grumman Corp.,
  7.125s, 2011##                                                      270            266,811
Northrop Grumman Corp.,
  7.75s, 2031                                                         359            356,254
                                                                                ------------
                                                                                $    956,946
                                                                                ------------
AIRLINES -- 0.4%
Jet Equipment Trust,
  9.41s, 2010##                                                    $  315       $    343,530
Jet Equipment Trust,
  11.44s, 2014##                                                      300            311,124
Jet Equipment Trust,
  10.69s, 2015##                                                      250            264,710
                                                                                ------------
                                                                                $    919,364
                                                                                ------------
AUTOMOTIVE -- 0.4%
Daimlerchrysler NA Holding,
  6.4s, 2006                                                       $  904       $    896,813
                                                                                ------------
BANKS & CREDIT COS. -- 1.0%
Citigroup, Inc.,
  5.75s, 2006                                                      $  291       $    288,177
Midamerican Funding LLC,
  6.927s, 2029                                                        546            478,862
Midland Funding Corp. I,
  10.33s, 2002                                                         73             75,081
Midland Funding I,
  10.33s, 2002                                                        298            304,842
Socgen Real Estate Co.,
  7.64s, 2049##                                                       773            758,174
Unicredito Italiano Capital Trust,
  9.2s, 2049##                                                        415            448,910
                                                                                ------------
                                                                                $  2,354,046
                                                                                ------------
CHEMICALS
Chevron Phillips Chemical,
  7s, 2011                                                         $  103       $    101,598
                                                                                ------------
CONGLOMERATES -- 0.1%
News America Holdings, Inc.,
  6.703s, 2034                                                     $  215       $    217,318
                                                                                ------------

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)        VALUE
CORPORATE ASSET-BACKED -- 4.4%
American Airlines
  Pass-Through Trust,
  6.855s, 2010                                                     $  196       $    201,276
Banamex Credit Card
  Merchant Voucher,
  6.25s, 2003##                                                       269            272,304
Bear Stearns Commercial
  Mortgage Securities, Inc.,
  6.8s, 2008                                                          464            475,465
Beneficial Home Equity Loan Trust,
  4.2s, 2037                                                          672            669,054
Blackrock Capital Finance L.P,
  7.75s, 2026##                                                        91             71,381
Certificates Funding Corp.,
  6.716s, 2004                                                        300            309,759
Chase Commercial Mortgage
  Securities Corp.,
  6.39s, 2008                                                         369            367,235
Chase Commercial Mortgage
  Securities Corp.,
  7.543s, 2009                                                        135            141,801
Citibank Credit Card Issuance Trust,
  6.65s, 2008                                                         623            620,372
Commerce 2000,
  4.27s, 2002##                                                       148            148,347
Commerce 2000,
  4.2s, 2011                                                          414            414,220
Continental Airlines
  Pass-Through Trust, Inc.,
  6.648s, 2017                                                        735            716,216
Criimi Mae CMBS Corp.,
  6.701s, 2008##                                                      190            182,347
Criimi Mae Commercial
  Mortgage Trust,
  7s, 2011                                                            320            322,232
CWMBS, Inc. Pass-Through Trust,
  8s, 2030                                                            756            787,924
Ford Credit Auto Owner Trust,
  6.42s, 2003                                                         249            253,357
GS Mortgage Securities Corp. II,
  6.06s, 2030                                                         682            686,934
Northwest Airlines, Inc.,
  6.81s, 2020                                                         131            125,340
Residential Accredit Loans, Inc.,
  6.75s, 2028                                                       1,015          1,008,331
Residential Accredit Loans, Inc.,
  7s, 2028                                                            500            503,438
Summit Acceptance Auto
  Investment LLC,
  7.51s, 2007                                                         200            209,687
Time Warner Pass-Through
  Asset Trust,
  6.1s, 2001##                                                      2,169          2,186,352
                                                                                ------------
                                                                                $ 10,673,372
                                                                                ------------
DEFENSE ELECTRONICS -- 0.3%
Raytheon Co., 6.45s, 2002                                          $  663       $    667,157
                                                                                ------------
ENERGY -- 0.1%
Pemex Project Funding Master Trust,
  9.125s, 2010                                                     $  192       $    203,280
Pure Resources, Inc.,
  7.125s, 2011##                                                      125            123,806
                                                                                ------------
                                                                                $    327,086
                                                                                ------------
ENTERTAINMENT -- 0.5%
Time Warner, Inc., 10.15s, 2012                                    $  809       $    982,781
Time Warner, Inc., 6.875s, 2018                                       188            177,420
                                                                                ------------
                                                                                $  1,160,201
                                                                                ------------
FINANCE -- 0.4%
Ford Motor Credit Co., 7.375s, 2011                                $  591       $    598,760
Household Finance Corp., 6.75s, 2011                                  486            479,599
                                                                                ------------
                                                                                $  1,078,359
                                                                                ------------
FINANCIAL INSTITUTIONS -- 2.8%
Associates Corp., 5.5s, 2004                                       $  515       $    515,649
Countrywide Home Loan, Inc.,
  6.85s, 2004                                                         632            651,725
Ford Motor Credit Co.,
  6.875s, 2006                                                      1,006          1,025,496
Ford Motor Credit Co.,
  7.875s, 2010                                                        230            241,192
General Motors Acceptance Corp.,
  5.8s, 2003                                                          414            418,782
General Motors Acceptance Corp.,
  7.25s, 2011                                                         489            496,550
GS Escrow Corp.,
  6.75s, 2001                                                       1,030          1,029,444
Lehman Brothers Holdings, Inc.,
  7.125s, 2003                                                        231            240,254
Lehman Brothers Holdings, Inc.,
  8.25s, 2007                                                         802            869,865
Morgan Stanley Group, Inc.,
  6.1s, 2006                                                          429            428,172
Salton Sea Funding Corp.,
  7.84s, 2010                                                         400            353,880
Salton Sea Funding Corp.,
  8.3s, 2011                                                          101             90,574
Sunamerica Institutional,
  5.75s, 2009                                                         441            425,565
                                                                                ------------
                                                                                $  6,787,148
                                                                                ------------
FINANCIAL SERVICES -- 1.3%
General Electric Capital Corp.,
  7.5s, 2005                                                       $  536       $    570,009
General Electric Capital Corp.,
  8.7s, 2007                                                          110            125,807
General Electric Capital Corp.,
  8.75s, 2007                                                         130            148,697
General Electric Capital Corp.,
  8.85s, 2007                                                         199            228,199
General Electric Capital Corp.,
  7.375s, 2010                                                        377            405,912
Citigroup, Inc.,
  7.25s, 2010                                                         830            861,581
Morgan (JP) Commercial
  Mortgage Finance Corp.,
  6.613s, 2030                                                        175            176,301
Sprint Capital Corp.,
  6.5s, 2001                                                          751            755,904
                                                                                ------------
                                                                                $  3,272,410
                                                                                ------------
FOOD & BEVERAGE PRODUCTS -- 0.1%
Kellogg Co., 6s, 2006##                                            $  291       $    286,551
Nabisco, Inc., 6.375s, 2005                                            90             90,090
                                                                                ------------
                                                                                $    376,641
                                                                                ------------
GAMING -- 0.4%
Harrahs Operating Co., Inc.,
  7.125s, 2007##                                                   $  193       $    191,894
Harrahs Operating Co., Inc.,
  8s, 2011##                                                          218            221,322
MGM Mirage, Inc.,
  8.5s, 2010                                                          546            568,867
                                                                                ------------
                                                                                $    982,083
                                                                                ------------

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)        VALUE
HOUSING -- 0.1%
Residential Funding
  Mortgage Securities, Inc.,
  7.66s, 2012                                                      $  150       $    155,129
                                                                                ------------
INSURANCE -- 0.9%
Aflac, Inc., 6.5s, 2009                                            $  473       $    461,388
AIG Sunamerica Global Financing II,
  7.6s, 2005##                                                        444            473,064
AIG Sunamerica Global Financing IV,
  5.85s, 2006##                                                       573            571,866
Atlantic Mutual Insurance Co.,
  8.15s, 2028##                                                       620            424,272
Prudential Funding Corp.,
  6.6s, 2008##                                                        375            372,242
                                                                                ------------
                                                                                $  2,302,832
                                                                                ------------
MACHINERY -- 0.1%
Ingersoll Rand Co.,
  6.25s, 2006                                                      $  300       $    300,711
                                                                                ------------
MEDIA -- 0.1%
Chancellor Media Corp.,
  8.125s, 2007                                                     $  125       $    129,375
CSC Holdings, Inc.,
  8.125s, 2009                                                        186            184,147
                                                                                ------------
                                                                                $    313,522
                                                                                ------------
MEDIA -- CABLE -- 0.4%
Comcast Cable Communications,
  6.875s, 2009                                                     $  245       $    243,999
Comcast Cable Communications,
  6.75s, 2011                                                         289            283,035
Cox Communications, Inc.,
  6.75s, 2011                                                         500            488,215
                                                                                ------------
                                                                                $  1,015,249
                                                                                ------------
OILS -- 0.1%
Anadarko Finance Co.,
  6.75s, 2011##                                                    $  258       $    258,062
Occidental Petroleum Corp.,
  6.4s, 2003                                                           54             54,766
                                                                                ------------
                                                                                $    312,828
                                                                                ------------
POLLUTION CONTROL -- 0.3%
Waste Management, Inc.,
  6.625s, 2002                                                     $  208       $    209,616
Waste Management, Inc.,
  7.375s, 2010                                                        508            508,762
                                                                                ------------
                                                                                $    718,378
                                                                                ------------
PRINTING & PUBLISHING
News America Holdings, Inc.,
  7.3s, 2028                                                       $   51       $     45,700
                                                                                ------------
RAILROAD -- 0.7%
Union Pacific Corp.,
  5.78s, 2001                                                      $  442       $    443,295
Union Pacific Corp.,
  6.34s, 2003                                                         365            372,402
Union Pacific Corp.,
  5.84s, 2004                                                         150            150,531
Union Pacific Corp.,
  6.65s, 2011                                                         752            740,247
                                                                                ------------
                                                                                $  1,706,475
                                                                                ------------
REAL ESTATE -- 0.1%
EOP Operating Ltd.,
  7.75s, 2007                                                      $  234       $    245,457
                                                                                ------------
RETAIL -- 0.1%
K Mart Corp., 9.375s, 2006                                         $  275       $    268,125
                                                                                ------------
SUPERMARKET -- 0.3%
Kroger Co., 7.5s, 2031                                             $  551       $    537,198
Safeway, Inc., 7.25s, 2031                                            249            241,119
                                                                                ------------
                                                                                $    778,317
                                                                                ------------
TELECOMMUNICATIONS -- 0.9%
Cox Communications, Inc.,
  7.75s, 2010                                                      $  122       $    127,793
Qwest Corp.,
  7.625s, 2003                                                        429            445,729
TCI Communications Financing III,
  9.65s, 2027                                                       1,193          1,301,885
Telecomunicaciones de
  Puerto Rico, Inc.,
  6.65s, 2006                                                         270            256,568
                                                                                ------------
                                                                                $  2,131,975
                                                                                ------------
TELECOMMUNICATIONS & CABLE -- 0.1%
Belo (A.H.) Corp.,
  7.75s, 2027                                                      $  226       $    202,573
                                                                                ------------
TELECOM -- WIRELESS -- 0.1%
AT & T Wireless Services, Inc.,
  7.35s, 2006##                                                    $  298       $    304,511
                                                                                ------------
TELECOM -- WIRELINE -- 0.2%
Citizens Communications Co.,
  8.5s, 2006                                                       $  125       $    127,488
Liberty Media Corp., 8.25s, 2030                                      223            191,747
Telus Corp., 7.5s, 2007                                               175            177,119
                                                                                ------------
                                                                                $    496,354
                                                                                ------------
U.S. GOVERNMENT AGENCIES -- 10.6%
Federal National Mortgage Assn.,
  5.625s, 2004                                                     $1,207       $  1,226,590
Federal National Mortgage Assn.,
  6s, 2005                                                            639            651,678
Federal National Mortgage Assn.,
  5.722s, 2009                                                        830            805,619
Federal National Mortgage Assn.,
  6.625s, 2010                                                      4,395          4,540,562
Federal National Mortgage Assn.,
  6.5s, 2014                                                        2,335          2,342,468
Federal National Mortgage Assn.,
  7s, 2015                                                          4,073          4,100,995
Federal National Mortgage Assn.,
  7.5s, 2030                                                        1,403          1,432,687
Government National Mortgage Assn.,
  8s, 2025                                                          6,096          6,320,356
Government National Mortgage Assn.,
  7.5s, 2023                                                        2,253          2,314,280
Government National Mortgage Assn.,
  7s, 2028                                                          1,857          1,875,743
Student Loan Marketing Assn.,
  5s, 2004                                                            250            249,400
                                                                                ------------
                                                                                $ 25,860,378
                                                                                ------------
U.S. TREASURY OBLIGATIONS -- 4.6%
U.S. Treasury Bonds,
  6.25s, 2030                                                      $1,102       $  1,167,249
U.S. Treasury Bonds,
  5.375s, 2031                                                        287            271,933
U.S. Treasury Notes,
  4.25s, 2003                                                       1,068          1,067,669
U.S. Treasury Notes,
  5.5s, 2003                                                        1,151          1,176,437
U.S. Treasury Notes,
  4.625s, 2006                                                      2,074          2,045,483
U.S. Treasury Notes,
  6.875s, 2006                                                      2,164          2,333,744

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)        VALUE
U.S. TREASURY OBLIGATIONS -- continued
U.S. Treasury Notes,
  4.25s, 2010                                                      $1,472       $  1,556,906
U.S. Treasury Notes,
  5.75s, 2010                                                       1,052          1,076,354
U.S. Treasury Notes,
  5s, 2011                                                            682            661,642
                                                                                ------------
                                                                                $ 11,357,417
                                                                                ------------
UTILITIES -- ELECTRIC -- 3.4%
Allegheny Energy Supply
  Company LLC,
  7.8s, 2011##                                                     $  526       $    519,441
Cleveland Electric Illuminating Co.,
  7.88s, 2017                                                         427            418,106
Cleveland Electric Illuminating Co.,
  9s, 2023                                                            321            325,298
Commonwealth Edison Co.,
  8.5s, 2022                                                          323            323,992
Connecticut Light & Power Co.,
  7.875s, 2024                                                        500            503,100
Dominion Resources, Inc.,
  8.125s, 2010                                                        284            305,561
DTE Energy Co.,
  7.05s, 2011                                                         238            240,525
Entergy Mississippi, Inc.,
  6.2s, 2004                                                          256            252,465
Gulf States Utilities Co.,
  8.25s, 2004                                                         128            135,266
Mirant Americas Generation, Inc.,
  8.3s, 2011##                                                        186            187,520
Niagara Mohawk Power Corp.,
  7.25s, 2002                                                         333            341,438
Niagara Mohawk Power Corp.,
  7.75s, 2006                                                         782            813,742
Niagara Mohawk Power Corp.,
  8.77s, 2018                                                         581            600,161
Northeast Utilities,
  8.58s, 2006                                                         284            293,568
NRG Energy, Inc.,
  8.7s, 2005##                                                        190            200,670
NRG South Central
  Generating LLC,
  8.962s, 2016                                                        266            283,093
PNPP II Funding Corp.,
  9.12s, 2016                                                         182            196,294
Progress Energy, Inc.,
  7.1s, 2011                                                          163            164,801
PSEG Power LLC,
  7.75s, 2011##                                                       578            595,535
PSEG Power,
  8.625s, 2031##                                                       91             97,836
System Energy Resources,
  7.43s, 2011                                                         151            152,580
Texas Utilities Co.,
  5.94s, 2001                                                         218            218,837
Toledo Edison Co.,
  7.875s, 2004                                                        320            335,798
TXU Eastern Funding Co.,
  6.15s, 2002                                                         165            165,964
Utilicorp United, Inc.,
  7s, 2004                                                            152            153,631
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017                                                         478            478,221
                                                                                ------------
                                                                                $  8,303,443
                                                                                ------------
UTILITIES -- GAS -- 1.4%
Coastal Corp., 6.2s, 2004                                          $  699       $    697,092
Enron Corp., 7.875s, 2003                                             199            207,817
Kinder Morgan Energy Partners,
  6.75s, 2011                                                         395            388,921
Kinder Morgan Energy Partners,
  7.4s, 2031                                                          252            247,562
Nisource Finance Corp.,
  5.75s, 2003                                                         260            261,323
Nisource Finance Corp.,
  7.875s, 2010                                                        977          1,028,381
Texas Gas Transmission Corp.,
  7.25s, 2027                                                         400            373,969
Williams Gas Pipelines Central, Inc.,
  7.375s, 2006##                                                      163            166,886
                                                                                ------------
                                                                                $  3,371,951
                                                                                ------------
    Total U.S. Bonds                                                            $ 90,961,867
                                                                                ------------
FOREIGN BONDS -- 1.2%
CANADA -- 0.8%
Gulf Canada Resources Ltd.,
  8.35s, 2006(Oils)                                                $  129       $    141,519
Gulf Canada Resources Ltd.,
  7.125s, 2011(Oils)                                                  675            694,994
Metronet Communications, Inc..,
  1, 9.95s, 2008(Telecommunications)                                   94             81,721
Hydro Quebec,
  6.3s, 2011(Electric Distribution)                                   567            557,854
Quebec Province Canada,
  5.5s, 2006                                                          346            340,641
                                                                                ------------
                                                                                $  1,816,729
                                                                                ------------
FRANCE -- 0.1%
France Telecom SA,
  5.149s, 2003(Telecommunications)#                                $  292       $    295,398
                                                                                ------------
MEXICO -- 0.1%
United Mexican States, 8.375s, 2011                                $  305       $    306,830
                                                                                ------------
UNITED KINGDOM - 0.2%
Hanson PLC, 7.875s, 2010(Building)                                 $  459       $    474,895
                                                                                ------------
    TOTAL FOREIGN BONDS                                                         $  2,893,852
                                                                                ------------
    Total Bonds (Identified Cost, $93,287,882)                                  $ 93,855,719
                                                                                ------------
CONVERTIBLE PREFERRED STOCKS -- 0.6%
U.S. STOCKS -- 0.6%
CONTAINERS
Owens-Illinois, Inc., 4.75%                                         2,500       $     35,500
                                                                                ------------
TELECOMMUNICATIONS -- 0.3%
Cox Communications, Inc., 7.75%                                    12,300       $    702,945
                                                                                ------------
UTILITIES -- ELECTRIC -- 0.3%
NiSource, Inc., 7.75%                                               6,900       $    339,411
TXU Corp., 9.25%                                                    4,800            248,400
                                                                                ------------
                                                                                $    587,811
                                                                                ------------
    Total Convertible Preferred Stocks
      (Identified Cost, $1,372,442)                                             $  1,326,256
                                                                                ------------
CONVERTIBLE BONDS -- 0.2%
U.S. BONDS -- 0.2%
BUSINESS SERVICES
Loews Corp., 3.125s, 2007                                          $   80       $     68,200
                                                                                ------------
ELECTRICAL EQUIPMENT -- 0.2%
American Tower Corp., 5s, 2010##                                   $  570       $    443,655
                                                                                ------------
    Total Convertible Bonds
      (Identified Cost, $633,552)                                               $    511,855
                                                                                ------------

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)        VALUE
SHORT-TERM OBLIGATIONS -- 4.3%
Barton Capital Corp.,
  due 7/02/01                                                      $1,172       $  1,171,865
Cargill, Inc.,
  due 7/02/01                                                         450            449,949
Citigroup, Inc.,
  due 7/02/01                                                         355            354,959
Dow Chemical Co.,
  due 7/02/01                                                         798            797,908
General Electric Capital Corp.,
  due 7/02/01                                                       1,783          1,782,797
New Center Asset Trust,
  due 7/2/01                                                        5,845          5,844,329
Prudential Funding Corp.,
  due 7/02/01                                                         157            156,982
                                                                                ------------
    Total Short-Term Obligations,
      at Amortized Cost                                                         $ 10,558,789
                                                                                ------------
REPURCHASE AGREEMENTS -- 0.2%
Merrill Lynch, 4.08s, dated 6/29/01,
  due 7/02/01, total to be
  received $340,116 (secured by
  various U.S. Treasury and Federal
  Agency obligations in a jointly
  traded account), at cost                                         $  340       $    340,000
                                                                                ------------
    Total Investments
      (Identified Cost, $231,746,775)                                           $242,805,293
                                                                                ------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.8%                                                         2,055,186
                                                                                ------------
    Net Assets -- 100.0%                                                        $244,860,479
                                                                                ============

           See portfolio footnotes and notes to financial statements.


PORTFOLIO FOOTNOTES:
 * Non-income producing security.
** Non-income producing security -- in default.
 # Payment-in-kind security.
## SEC Rule 144A restriction.
 + Restricted security.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below. AUD = Austration Dollars
CAD = Canadian Dollars
DKK = Danish Kroner
EUR = Euro
GBP = British Pounds
JPY = Japanese Yen
NZD = New Zealand Dollars
SEK = Swedish Krona

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)-- June 30, 2001
(000 Omitted)

                                                      CAPITAL        GLOBAL    GOVERNMENT     HIGH      MANAGED   MONEY      TOTAL
                                                    APPRECIATION  GOVERNMENTS  SECURITIES     YIELD     SECTORS   MARKET     RETURN
                                                      VARIABLE     VARIABLE     VARIABLE    VARIABLE   VARIABLE  VARIABLE   VARIABLE
                                                       ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT    ACCOUNT   ACCOUNT    ACCOUNT
                                                    ------------  -----------  ----------   --------   --------  --------   --------
Assets:
  Investments --
    Investments cost                                  $625,944      $11,021     $127,753    $108,913   $116,803   $93,779   $231,747
    Unrealized appreciation (depreciation)             (67,976)        (601)       2,201     (23,056)     5,232        --     11,058
                                                      --------      -------     --------    --------   --------   -------   --------
      Total investments, at value                     $557,968      $10,420     $129,954    $ 85,857   $122,035   $93,779   $242,805

  Cash                                                      --           --            1          15          1        --          1
  Net receivable for forward foreign currency
    exchange contracts to sell                              --           --           --           1         14        --         --
  Net receivable for forward foreign currency
    exchange contracts to purchase                          --           --           --           1         --        --         --
  Net receivable for forward foreign currency
    exchange contracts closed or subject to
    master netting agreement                                --           --           --           6          8        --         --
  Receivable for investments sold                        9,522          215        5,683       1,067      2,256        --      3,869
  Receivable for units sold                                 --           --           --          --        329         1          7
  Interest and dividends receivable                        187          200        1,252       2,047         54         2      1,504
  Receivable from sponsor                                   --           --           --          --         --        --        162
  Other assets                                               8           --            2           1          1        12          5
                                                      --------      -------     --------    --------   --------   -------   --------
      Total assets                                    $567,685      $10,835     $136,892    $ 88,995   $124,698   $93,794   $248,353
                                                      ========      =======     ========    ========   ========   =======   ========
Liabilities:
  Net payable for forward foreign currency
    exchange contracts to purchase                    $     --      $     1     $     --    $     --   $      2   $    --   $     --
  Net payable for forward foreign currency
    exchange contracts closed or subject to
    master netting agreements                               --           93           --          --         --        --         --
  Payable for investments purchased                      5,116          215        5,487         337      6,016        --      3,352
  Payable for units surrendered                            302            6           85          39         16       397         82
  Written options outstanding, at value
    (premiums received $19)                                 --            4           --          --         --        --         --
  Payable to affiliates --
    Administrative fee                                       1           --           --          --         --        --         --
    Investment adviser                                      22           --            4           4          5         3         10
    Sponsor                                              1,065           54          207          60         98       335         --
  Accrued expenses and other liabilities                    10           15           36          44         39         1         49
                                                      --------      -------     --------    --------   --------   -------   --------
      Total liabilities                               $  6,516      $   388     $  5,819    $    484   $  6,176   $   736   $  3,493
                                                      --------      -------     --------    --------   --------   -------   --------
        Net assets                                    $561,169      $10,447     $131,073    $ 88,511   $118,522   $93,058   $244,860
                                                      ========      =======     ========    ========   ========   =======   ========


                       See notes to financial statements.

(000 Omitted except for unit values)

                                                                         CAPITAL      GLOBAL     GOVERNMENT     HIGH
                                                                      APPRECIATION  GOVERNMENTS  SECURITIES     YIELD
                                                             UNIT       VARIABLE     VARIABLE     VARIABLE    VARIABLE
                                                  UNIT      VALUE        ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT
                                                --------  ----------  ------------  -----------  ----------   --------
Net assets applicable to contract owners:
Capital Appreciation Variable Account --
  Compass 2                                       5,719    $  66.91     $382,671
  Compass 3                                       1,147       44.27       50,793
  Compass 3 - Level 2                             6,625       18.33      121,460
Global Governments Variable Account --
  Compass 2                                         146    $  18.26                  $  2,665
  Compass 3                                          85       17.90                     1,531
  Compass 3 - Level 2                               592       10.44                     6,184
Government Securities Variable Account --
  Compass 2                                       3,153    $  32.28                               $101,773
  Compass 3                                         296       22.63                                  6,704
  Compass 3 - Level 2                             1,516       13.18                                 19,984
High Yield Variable Account --
  Compass 2                                       2,400    $  29.80                                            $71,496
  Compass 3                                         233       21.97                                              5,110
  Compass 3 - Level 2                               859       11.70                                             10,048
Managed Sectors Variable Account --
  Compass 2                                         619    $  53.31
  Compass 3                                         451       52.62
  Compass 3 - Level 2                             3,616       16.96
Money Market Variable Account --
  Compass 2                                       2,425    $  20.21
  Compass 3                                         323       16.61
  Compass 3 - Level 2                             3,067       12.39
Total Return Variable Account --
  Compass 2                                       2,167    $  38.96
  Compass 3                                         977       38.19
  Compass 3 - Level 2                             6,539       18.37
                                                                        --------      -------     --------     -------
    Net assets applicable to owners of deferred contracts                554,924       10,380      128,461      86,654

Reserve for variable annuities --
  Compass 2 Contracts                                                      5,628           29        2,464       1,806
  Compass 3 Contracts                                                         45           33            0           3
  Compass 3 - Level 2 Contracts                                              572            5          148          48
                                                                        --------      -------     --------     -------
    Net assets                                                          $561,169      $10,447     $131,073     $88,511
                                                                        ========      =======     ========     =======


                                                                      MANAGED     MONEY      TOTAL
                                                                      SECTORS    MARKET     RETURN
                                                                     VARIABLE   VARIABLE   VARIABLE
                                                                      ACCOUNT    ACCOUNT    ACCOUNT
                                                                     --------   --------   --------
Net assets applicable to contract owners:
Capital Appreciation Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Global Governments Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Government Securities Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
High Yield Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Managed Sectors Variable Account --
  Compass 2                                                          $ 33,007
  Compass 3                                                            23,727
  Compass 3 - Level 2                                                  61,353
Money Market Variable Account --
  Compass 2                                                                      $48,931
  Compass 3                                                                        5,344
  Compass 3 - Level 2                                                             37,980
Total Return Variable Account --
  Compass 2                                                                                 $84,402
  Compass 3                                                                                  37,278
  Compass 3 - Level 2                                                                       120,122
                                                                     --------    -------   --------
    Net assets applicable to owners of deferred contracts             118,087     92,255    241,802

Reserve for variable annuities --
  Compass 2 Contracts                                                     222        728      2,197
  Compass 3 Contracts                                                      52         24        395
  Compass 3 - Level 2 Contracts                                           161         51        466
                                                                     --------    -------   --------
    Net assets                                                       $118,522    $93,058   $244,860
                                                                     ========    =======   ========

                       See notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited) -- Six Months Ended June 30, 2001 (000 OMITTED)

                                                    CAPITAL       GLOBAL    GOVERNMENT     HIGH      MANAGED      MONEY      TOTAL
                                                 APPRECIATION  GOVERNMENTS  SECURITIES    YIELD      SECTORS     MARKET     RETURN
                                                   VARIABLE      VARIABLE    VARIABLE    VARIABLE   VARIABLE    VARIABLE   VARIABLE
                                                   ACCOUNT       ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT
                                                 ------------  -----------  ----------   --------   --------    -------    --------
Net investment income (loss):
  Income --
    Interest                                      $   1,141       $ 292      $ 4,274     $ 6,156    $    348     $2,406    $  3,508
    Dividends                                         1,687          --           --          82         390         --       1,352
                                                  ---------       -----      -------     -------    --------     ------    --------
      Total investment income                     $   2,828       $ 292      $ 4,274     $ 6,238    $    738     $2,406    $  4,860
                                                  ---------       -----      -------     -------    --------     ------    --------
Expenses --
  Mortality and expense risk charges              $   3,796       $  69      $   820     $   698    $    811     $  563    $  1,530
  Management fee                                      2,135          42          358         415         489        222         929
  Boards of Managers fees                                10          --            2           2           2          1           6
  Distribution fee                                       43           1            5           5          21          4          31
  Administrative fee                                     52           1           11          10          11          8          22
  Custodian fee                                          94           5           22          22          26          5          57
  Printing                                               20           2            8          10           9          7           7
  Auditing fees                                          14          19           17          19          15         10          20
  Legal fees                                              2           4            7           4           7          5           4
  Miscellaneous                                          33           9           22          30          28         23          34
                                                  ---------       -----      -------     -------    --------     ------    --------
    Total expenses                                $   6,199       $ 152      $ 1,272     $ 1,215    $  1,419     $  848    $  2,640
  Fees paid indirectly                                   --          (2)          (4)         (1)         (3)        (1)         (4)
    Reduction of expenses by investment
     adviser                                             --          (9)          --          --          --         --          --
                                                  ---------       -----      -------     -------    --------     ------    --------
    Net expenses                                  $   6,199       $ 141      $ 1,268     $ 1,214    $  1,416     $  847    $  2,636
                                                  ---------       -----      -------     -------    --------     ------    --------
    Net investment income (loss)                  $  (3,371)      $ 151      $ 3,006     $ 5,024    $   (678)    $1,559    $  2,224
                                                  ---------       -----      -------     -------    --------     ------    --------
Realized and unrealized gain (loss) on
 investments:
  Realized gain (loss) (identified cost
   basis) --
    Investment transactions                       $ (53,181)      $ 224      $ 1,167     $(9,524)   $(34,648)    $   --    $  8,113
    Written option transactions                          --          30           --          --          --         --          --
    Foreign currency transactions                        (8)       (286)          --           2         (35)        --          (2)
                                                  ---------       -----      -------     -------    --------     ------    --------
      Net realized gain (loss) on
       investments and foreign
       currency transactions                      $ (53,189)      $ (32)     $ 1,167     $(9,522)   $(34,683)    $   --    $  8,111
                                                  ---------       -----      -------     -------    --------     ------    --------
Change in unrealized appreciation
 (depreciation) --
    Investments                                   $ (60,192)      $(691)     $(1,055)    $ 5,620    $ (9,720)    $   --    $(11,496)
    Written options                                      --          (1)          --          --          --         --          --
    Translation of assets and liabilities
     in foreign currencies                               (2)        (87)          43          84          22         --          (3)
                                                  ---------       -----      -------     -------    --------     ------    --------
      Net unrealized gain (loss) on
       investments and foreign currency
       translation                                $ (60,194)      $(779)     $(1,012)    $ 5,704    $ (9,698)    $   --    $(11,499)
                                                  ---------       -----      -------     -------    --------     ------    --------
      Net realized and unrealized gain
       (loss) on investments and
       foreign currency                           $(113,383)      $(811)     $   155     $(3,818)   $(44,381)    $   --    $ (3,388)
                                                  ---------       -----      -------     -------    --------     ------    --------
        Increase (decrease) in net assets
         from operations                          $(116,754)      $(660)     $ 3,161     $ 1,206    $(45,059)    $1,559    $ (1,164)
                                                  =========       =====      =======     =======    ========     ======    ========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(000 Omitted)

                                                  CAPITAL APPRECIATION           GLOBAL GOVERNMENTS         GOVERNMENT SECURITES
                                                    VARIABLE ACCOUNT              VARIABLE ACCOUNT            VARIABLE ACCOUNT
                                              ---------------------------  ---------------------------  ---------------------------
                                               SIX MONTHS                    SIX MONTHS                  SIX MONTHS
                                                  ENDED       YEAR ENDED       ENDED       YEAR ENDED       ENDED       YEAR ENDED
                                              JUNE 30, 2001  DECEMBER 31,  JUNE 30, 2001  DECEMBER 31,  JUNE 30, 2001  DECEMBER 31,
                                               (UNAUDITED)      2000        (UNAUDITED)      2000        (UNAUDITED)       2000
                                              -------------  ------------  -------------  ------------  -------------  ------------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)               $  (3,371)    $  (8,906)       $   151       $   445        $  3,006      $  7,506
    Net realized gain (loss) on
      investments and foreign currency
      transactions                               (53,189)      224,737            (32)       (1,207)          1,167            19
    Net unrealized gain (loss) on
      investments and foreign currency
      translation                                (60,194)     (315,858)          (779)          634          (1,012)        6,541
                                               ---------     ---------        -------       -------        --------      --------
      Increase (decrease) in net assets
        from operations                        $(116,754)    $(100,027)       $  (660)      $  (128)       $  3,161      $ 14,066
                                               ---------     ---------        -------       -------        --------      --------
Participant transactions:
  Accumulation activity:
    Purchase payments received                 $   8,592     $  18,078        $   249       $   558        $  1,616      $  2,395
    Net transfers between variable and
      fixed accumulation accounts                 18,042         9,808           (107)         (616)          2,093       (15,531)
    Withdrawals, surrenders,
      annuitizations and contract
      charges                                    (34,592)      (95,140)        (1,257)       (2,440)         (8,126)      (24,507)
                                               ---------     ---------        -------       -------        --------      --------
      Net accumulation activity                $  (7,958)    $ (67,254)       $(1,115)      $(2,498)       $ (4,417)     $(37,643)
                                               ---------     ---------        -------       -------        --------      --------
Annuitization activity:
  Annuitizations                               $      94     $   1,547        $    (2)      $    13        $    159      $    123
  Annuity payments and contract charges             (530)       (1,456)            (4)          (46)           (273)         (469)
  Net transfers among accounts for
    annuity reserves                                  --            28             --             3              --           280
  Adjustments to annuity reserves                    142           146            (27)          (33)             94          (127)
                                               ---------     ---------        -------       -------        --------      --------
    Net annuitization activity                 $    (294)    $     265        $   (33)      $   (63)       $    (20)     $   (193)
                                               ---------     ---------        -------       -------        --------      --------
  Decrease in net assets from
    participant transactions                   $  (8,252)    $ (66,989)       $(1,148)      $(2,561)       $ (4,437)     $(37,836)
                                               ---------     ---------        -------       -------        --------      --------
    Total decrease in net assets               $(125,006)    $(167,016)       $(1,808)      $(2,689)       $ (1,276)     $(23,770)
Net assets:
  At beginning of period                         686,175       853,191         12,255        14,944         132,349       156,119
                                               ---------     ---------        -------       -------        --------      --------
  At end of period                             $ 561,169     $ 686,175        $10,447       $12,255        $131,073      $132,349
                                               =========     =========        =======       =======        ========      ========


                       See notes to financial statements.

                                                                                HIGH YIELD                   MANAGED SECTORS
                                                                             VARIABLE ACCOUNT                VARIABLE ACCOUNT
                                                                      ----------------------------    -----------------------------
                                                                       SIX MONTHS                       SIX MONTHS
                                                                          ENDED        YEAR ENDED          ENDED        YEAR ENDED
                                                                      JUNE 30, 2001   DECEMBER 31,    JUNE 30, 2001    DECEMBER 31,
                                                                       (UNAUDITED)        2000         (UNAUDITED)         2000
                                                                      -------------   ------------    -------------    ------------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)                                        $  5,024        $ 10,918         $   (678)       $ (3,039)
    Net realized gain (loss) on investments and foreign
      currency transactions                                               (9,522)         (2,376)         (34,683)         24,664
    Net unrealized gain (loss) on investments and
      foreign currency translation                                         5,704         (20,140)          (9,698)        (73,410)
                                                                        --------        --------         --------        --------
      Increase (decrease) in net assets from operations                 $  1,206        $(11,598)        $(45,059)       $(51,785)
                                                                        --------        --------         --------        --------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                          $    872        $  2,522         $  3,405        $  8,214
    Net transfers between variable and fixed accumulation
      accounts                                                           (26,303)         17,378           (4,957)         15,625
    Withdrawals, surrenders, annuitizations and contract
      charges                                                             (6,359)        (18,103)          (8,651)        (26,956)
                                                                        --------        --------         --------        --------
      Net accumulation activity                                         $(31,790)       $  1,797         $(10,203)       $ (3,117)
                                                                        --------        --------         --------        --------
Annuitization activity:
  Annuitizations                                                        $     30        $    147         $     65        $     68
  Annuity payments and contract charges                                     (186)           (375)             (75)           (187)
  Net transfers among accounts for annuity reserves                           --             (52)              --              76
  Adjustments to annuity reserves                                            (74)             47               35              (4)
                                                                        --------        --------         --------        --------
    Net annuitization activity                                          $   (230)       $   (233)        $     25        $    (47)
                                                                        --------        --------         --------        --------
  Increase (decrease) in net assets from participant
    transactions                                                        $(32,020)       $  1,564         $(10,178)       $ (3,164)
                                                                        --------        --------         --------        --------
    Total decrease in net assets                                        $(30,814)       $(10,034)        $(55,237)       $(54,949)
Net assets:
  At beginning of period                                                 119,325         129,359          173,759         228,708
                                                                        --------        --------         --------        --------
  At end of period                                                      $ 88,511        $119,325         $118,522        $173,759
                                                                        ========        ========         ========        ========


                       See notes to financial statements.

                                                                              MONEY MARKET                    TOTAL RETURN
                                                                            VARIABLE ACCOUNT                VARIABLE ACCOUNT
                                                                      ----------------------------    -----------------------------
                                                                       SIX MONTHS                      SIX MONTHS
                                                                          ENDED        YEAR ENDED         ENDED         YEAR ENDED
                                                                      JUNE 30, 2001   DECEMBER 31,    JUNE 30, 2001    DECEMBER 31,
                                                                       (UNAUDITED)        2000         (UNAUDITED)         2000
                                                                      -------------   ------------    -------------    ------------
Increase (decrease) in net assets:
From operations:
    Net investment income                                                 $ 1,559       $  5,272         $  2,224        $  5,021
    Net realized gain on investments and foreign
      currency transactions                                                    --             --            8,111          18,405
    Net unrealized gain (loss) on investments and
      foreign currency translation                                             --             --          (11,499)         12,229
                                                                          -------       --------         --------        --------
      Increase(decrease) in net assets from operations                    $ 1,559       $  5,272         $ (1,164)       $ 35,655
                                                                          -------       --------         --------        --------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                            $ 1,210       $  3,606         $  3,993        $  9,513
    Net transfers between variable and fixed accumulation
      accounts                                                              6,551        (11,422)           3,607         (17,778)
    Withdrawals, surrenders, annuitizations and contract
      charges                                                              (9,227)       (35,028)         (18,007)        (49,647)
                                                                          -------       --------         --------        --------
      Net accumulation activity                                           $(1,466)      $(42,844)        $(10,407)       $(57,912)
                                                                          -------       --------         --------        --------
Annuitization activity:
  Annuitizations                                                          $    53       $     19         $     61        $    531
  Annuity payments and contract charges                                       (75)          (197)            (238)           (455)
  Net transfers among accounts for annuity reserves                            --           (314)              --             (17)
  Adjustments to annuity reserves                                             (18)           (79)            (506)            107
                                                                          -------       --------         --------        --------
    Net annuitization activity                                            $   (40)      $   (571)        $   (683)       $    166
                                                                          -------       --------         --------        --------
  Decrease in net assets from participant transactions                    $(1,506)      $(43,415)        $(11,090)       $(57,746)
                                                                          -------       --------         --------        --------
    Total increase (decrease) in net assets                               $    53       $(38,143)        $(12,254)       $(22,091)
Net assets:
  At beginning of period                                                   93,005        131,148          257,114         279,205
                                                                          -------       --------         --------        --------
  At end of period                                                        $93,058       $ 93,005         $244,860        $257,114
                                                                          =======       ========         ========        ========


                       See notes to financial statements.

PER UNIT AND OTHER DATA

                                                                       CAPITAL APPRECIATION VARIABLE ACCOUNT
                                               -----------------------------------------------------------------------------------
                                                                                      COMPASS 2
                                               -----------------------------------------------------------------------------------
                                                SIX MONTHS
                                                   ENDED                             YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2001     -----------------------------------------------------------------
                                                (UNAUDITED)        2000          1999           1998          1997           1996
                                                -----------      -------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $ 80.58        $ 92.24        $70.43         $55.39        $45.41         $37.72
                                                  -------        -------        ------         ------        ------         ------
  Investment income                               $  0.34        $  0.91        $ 0.40         $ 0.31        $ 0.32         $ 0.29
  Expenses                                           0.74           1.92          1.52           1.28          1.07           0.87
                                                  -------        -------        ------         ------        ------         ------
    Net investment loss                           $ (0.40)       $ (1.01)       $(1.12)        $(0.96)       $(0.75)        $(0.58)
  Net realized and unrealized gain(loss) on
    investments and foreign currency
    transactions                                   (13.27)        (10.65)        22.93          16.00         10.73           8.27
                                                  -------        -------        ------         ------        ------         ------
  Net increase(decrease) in unit value            $(13.67)       $(11.66)       $21.81         $15.04        $ 9.98         $ 7.69
                                                  -------        -------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $ 66.91        $ 80.58        $92.24         $70.43        $55.39         $45.41
                                                  =======        =======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                        0.81%++        0.76%         0.76%          0.77%         0.77%          0.78%
  Net investment loss                               (1.11)%++      (1.08)%       (1.51)%        (1.55)%       (1.45)%        (1.41)%
Portfolio turnover                                     47%           140%           85%            78%           60%            66%
Number of units outstanding at end of
  period (000 Omitted)                              5,719          5,818         6,403          7,447         8,173          9,004

                                                                       CAPITAL APPRECIATION VARIABLE ACCOUNT
                                               -----------------------------------------------------------------------------------
                                                                                      COMPASS 3
                                               -----------------------------------------------------------------------------------
                                                SIX MONTHS
                                                   ENDED                              YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2001     -----------------------------------------------------------------
                                                (UNAUDITED)        2000          1999           1998          1997           1996
                                                -----------      -------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $ 53.34        $ 61.12        $46.71         $36.78        $30.18         $25.09
                                                  -------        -------        ------         ------        ------         ------
  Investment income                               $  0.22        $  0.58        $ 0.26         $ 0.20        $ 0.21         $ 0.19
  Expenses                                           0.51           1.32          1.04           0.88          0.74           0.61
                                                  -------        -------        ------         ------        ------         ------
    Net investment loss                           $ (0.29)       $ (0.74)       $(0.78)        $(0.68)       $(0.53)        $(0.42)
  Net realized and unrealized gain(loss) on
    investments and foreign currency
    transactions                                    (8.78)         (7.04)        15.19          10.61          7.13           5.51
                                                  -------        -------        ------         ------        ------         ------
  Net increase(decrease) in unit value            $ (9.07)       $ (7.78)       $14.41         $ 9.93        $ 6.60         $ 5.09
                                                  -------        -------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $ 44.27        $ 53.34        $61.12         $46.71        $36.78         $30.18
                                                  =======        =======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                        0.81%++        0.76%         0.76%          0.77%         0.77%          0.78%
  Net investment loss                               (1.11)%++      (1.08)%       (1.51)%        (1.55)%       (1.45)%        (1.41)%
Portfolio turnover                                     47%           140%           85%            78%           60%            66%
Number of units outstanding at end of
  period (000 Omitted)                              1,147          1,327         1,824          2,452         2,953          3,721

                                                                       CAPITAL APPRECIATION VARIABLE ACCOUNT
                                               -----------------------------------------------------------------------------------
                                                                                COMPASS 3 - LEVEL 2
                                               -----------------------------------------------------------------------------------
                                                SIX MONTHS
                                                   ENDED                             YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2001     -----------------------------------------------------------------
                                                (UNAUDITED)        2000          1999           1998          1997           1996
                                                -----------      -------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $ 22.07        $ 25.25        $19.27         $15.15        $12.41         $10.31
                                                  -------        -------        ------         ------        ------         ------
  Investment income                               $  0.09        $  0.25        $ 0.11         $ 0.09        $ 0.09         $ 0.08
  Expenses                                           0.20           0.51          0.41           0.34          0.29           0.24
                                                  -------        -------        ------         ------        ------         ------
    Net investment loss                           $ (0.11)       $ (0.26)       $(0.30)        $(0.25)       $(0.20)        $(0.16)
  Net realized and unrealized gain(loss) on
    investments and foreign currency
    transactions                                    (3.63)         (2.92)         6.28           4.37          2.94           2.26
                                                  -------        -------        ------         ------        ------         ------
  Net increase(decrease) in unit value            $ (3.74)       $ (3.18)       $ 5.98         $ 4.12        $ 2.74         $ 2.10
                                                  -------        -------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $ 18.33        $ 22.07        $25.25         $19.27        $15.15         $12.41
                                                  =======        =======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                        0.81%++        0.76%         0.76%          0.77%         0.77%          0.78%
  Net investment loss                               (1.11)%++      (1.08)%       (1.51)%        (1.55)%       (1.45)%        (1.41)%
Portfolio turnover                                     47%           140%           85%            78%           60%            66%
Number of units outstanding at end of
  period (000 Omitted)                              6,625          6,283         5,632          5,055         3,971          2,494

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.


                       See notes to financial statements.

                                                                       GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                               -----------------------------------------------------------------------------------
                                                                                    COMPASS 2
                                               -----------------------------------------------------------------------------------
                                                SIX MONTHS
                                                   ENDED                             YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2001     -----------------------------------------------------------------
                                                (UNAUDITED)        2000          1999           1998          1997           1996
                                                -----------      -------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $19.38         $19.46        $20.83         $18.28        $18.68         $18.11
                                                  ------         ------        ------         ------        ------         ------
  Investment income@@                             $ 0.50         $ 1.14        $ 1.09         $ 1.08       $  1.16         $ 1.25
  Expenses                                          0.24           0.47          0.48           0.45          0.42           0.41
                                                  ------         ------        ------         ------        ------         ------
    Net investment income@                        $ 0.26         $ 0.67        $ 0.61         $ 0.63       $  0.74         $ 0.84
    Net realized and unrealized gain (loss) on
      investments and foreign currency
      transactions                                 (1.38)         (0.75)        (1.98)          1.92         (1.14)         (0.27)
                                                  ------         ------        ------         ------        ------         ------
  Net increase (decrease) in unit value           $(1.12)        $(0.08)       $(1.37)        $ 2.55       $ (0.40)        $ 0.57
                                                  ------         ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $18.26         $19.38        $19.46         $20.83        $18.28         $18.68
                                                  ======         ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       1.29%++        1.25%         1.11%          1.08%         1.05%          1.00%
  Net investment income@@                           2.67%++        3.50%         3.07%          3.33%         3.95%          4.54%
Portfolio turnover                                    41%           130%          172%           306%          338%           397%
Number of units outstanding at end of period
  (000 Omitted)                                      146            167           212            296           435            588

@ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of management fee in excess of 1.25% Of average daily net assets.

  To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

Net investment income@@
Ratios (to average net assets):                     0.28             --            --             --            --             --
  Expenses##                                        1.44%++          --            --             --            --             --
  Net investment income@@                           2.52%++          --            --             --            --             --

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.20%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

                                                                       GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                              ------------------------------------------------------------------------------------
                                                                                    COMPASS 3
                                              ------------------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                              YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001   --------------------------------------------------------------------
                                               (UNAUDITED)        2000          1999           1998           1997          1996
                                               -----------       -------       -------        -------       -------        -------
Per unit data:*
  Net asset value -- beginning of period          $ 19.01        $ 19.11       $ 20.49        $ 18.01       $ 18.43        $ 17.90
                                                  -------        -------       -------        -------       -------        -------
  Investment income@@                             $  0.49        $  1.10       $  0.99        $  1.05       $  1.13        $  1.24
  Expenses                                           0.25           0.48          0.44           0.43          0.44           0.43
                                                  -------        -------       -------        -------       -------        -------
    Net investment income@                        $  0.24        $  0.62       $  0.55        $  0.62       $  0.69        $  0.81
    Net realized and unrealized gain (loss)
      on investments and foreign
      currency transactions                         (1.35)         (0.72)        (1.93)          1.86         (1.11)         (0.28)
                                                  -------        -------       -------        -------       -------        -------
  Net increase (decrease) in unit value           $ (1.11)       $ (0.10)      $ (1.38)       $  2.48       $ (0.42)       $  0.53
                                                  -------        -------       -------        -------       -------        -------
  Unit value:
  Net asset value -- end of period                $ 17.90        $ 19.01       $ 19.11        $ 20.49       $ 18.01        $ 18.43
                                                  =======        =======       =======        =======       =======        =======
Ratios (to average net assets):
  Expenses+##                                        1.29%++        1.25%         1.11%          1.08%         1.05%          1.00%
  Net investment income@@                            2.67%++        3.50%         3.07%          3.33%         3.95%          4.54%
Portfolio turnover                                     41%           130%          172%           306%          338%           397%
Number of units outstanding at
  end of period (000 Omitted)                          85            108           186            290           500            789

 @ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of management fee in excess of 1.25% of average daily net assets.

   To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

Net investment income@@
Ratios (to average net assets):                       0.26            --            --             --            --             --
  Expenses##                                          1.44%++         --            --             --            --             --
  Net investment income@@                             2.52%++         --            --             --            --             --

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.16%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                      GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                           -----------------------------------------------------------------------------------
                                                                              COMPASS 3 - LEVEL 2
                                           -----------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                             YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2001      ----------------------------------------------------------------
                                            (UNAUDITED)        2000          1999           1998          1997           1996
                                             ----------       ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period       $11.08         $11.13        $11.91         $10.46        $10.68         $10.36
                                               ------         ------        ------         ------        ------         ------
  Investment income@@                          $ 0.28         $ 0.65        $ 1.83         $ 0.63        $ 0.67         $ 0.73
  Expenses                                       0.13           0.27          0.78           0.25          0.24           0.24
                                               ------         ------        ------         ------        ------         ------
    Net investment income                      $ 0.15         $ 0.38        $ 1.05         $ 0.38        $ 0.43         $ 0.49
    Net realized and unrealized gain (loss)
      on investments and foreign
      currency transactions                     (0.79)         (0.43)        (1.83)          1.07         (0.65)         (0.17)
                                               ------         ------        ------         ------        ------         ------
  Net increase (decrease) in unit value        $(0.64)        $(0.05)       $(0.78)        $ 1.45        $(0.22)        $ 0.32
                                               ------         ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period             $10.44         $11.08        $11.13         $11.91        $10.46         $10.68
                                               ======         ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                    1.29%++        1.25%         1.11%          1.08%         1.05%          1.00%
  Net investment income@@                        2.67%++        3.50%         3.07%          3.33%         3.95%          4.54%
Portfolio turnover                                 41%           130%          172%           306%          338%           397%
Number of units outstanding
  at end of period (000 Omitted)                  592            619            641           695           670            563

@ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of management fee in excess of 1.25% of average daily net assets.

   To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

Net investment income@@
Ratios (to average net assets):                  0.16             --             --            --            --             --
  Expenses##                                     1.44%++          --             --            --            --             --
  Net investment income@@                        2.52%++          --             --            --            --             --

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.16%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

                                                                      GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                           COMPASS 2
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period         $31.52         $28.52        $29.42         $27.54        $25.67         $25.58
                                                 ------         ------        ------         ------        ------         ------
  Investment income@@                            $ 1.07         $ 2.17        $ 2.05         $ 1.88        $ 1.94         $ 1.90
  Expenses                                         0.32           0.57          0.56           0.55          0.52           0.49
                                                 ------         ------        ------         ------        ------         ------
    Net investment income                        $ 0.76         $ 1.60        $ 1.49         $ 1.33        $ 1.42         $ 1.41
    Net realized and unrealized gain (loss)
      on investments and foreign
      currency transactions                        0.01           1.40         (2.39)          0.55          0.45          (1.32)
                                                 ------         ------        ------         ------        ------         ------
  Net increase (decrease) in unit value          $ 0.75         $ 3.00        $(0.90)        $ 1.88        $ 1.87         $ 0.09
                                                 ------         ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period               $32.28         $31.52        $28.52         $29.42        $27.54         $25.67
                                                 ======         ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                      0.69%++        0.64%         0.63%          0.62%         0.66%          0.62%
  Net investment income@@                          4.58%++        5.28%         5.06%          4.61%         5.31%          5.53%
Portfolio turnover                                   23%            51%           75%           137%          168%            39%
Number of units outstanding
  at end of period (000 Omitted)                  3,153          3,210         4,228          4,751         5,613          7,255

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.09%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                                GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                            COMPASS 3
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $22.11        $20.02        $20.67         $19.37        $18.08         $18.03
                                                  ------        ------        ------         ------        ------         ------
  Investment income                               $ 0.72        $ 1.48        $ 1.41         $ 1.33        $ 1.37         $ 1.32
  Expenses                                          0.22          0.41          0.41           0.41          0.38           0.36
                                                  ------        ------        ------         ------        ------         ------
    Net investment income@@                       $ 0.50        $ 1.07        $ 1.00         $ 0.92        $ 0.99         $ 0.96
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                           0.02          1.02         (1.65)          0.38          0.30          (0.91)
                                                  ------        ------        ------         ------        ------         ------
  Net increase (decrease) in unit value           $ 0.52        $ 2.09        $(0.65)        $ 1.30        $ 1.29         $ 0.05
                                                  ------        ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $22.63        $22.11        $20.02         $20.67        $19.37         $18.08
                                                  ======        ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.69%++       0.64%         0.63%          0.62%         0.66%          0.62%
  Net investment income@@                           4.58%++       5.28%         5.06%          4.61%         5.31%          5.53%
Portfolio turnover                                    23%           51%           75%           137%          168%            39%
Number of units outstanding
  at end of period (000 Omitted)                     296           398           701            851         1,129          1,549

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.09%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

                                                                             GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                       COMPASS 3 - LEVEL 2
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $12.87        $11.64        $12.00         $11.23        $10.46         $10.42
                                                  ------        ------        ------         ------        ------         ------
  Investment income@@                             $ 0.43        $ 0.88        $ 0.83         $ 0.76        $ 0.79         $ 0.79
  Expenses                                          0.13          0.23          0.22           0.22          0.21           0.20
                                                  ------        ------        ------         ------        ------         ------
    Net investment income                         $ 0.30        $ 0.65        $ 0.61         $ 0.54        $ 0.58         $ 0.59
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                           0.01          0.58         (0.97)          0.23          0.19          (0.55)
                                                  ------        ------        ------         ------        ------         ------
  Net increase (decrease) in unit value           $ 0.31        $ 1.23        $(0.36)        $ 0.77        $ 0.77         $ 0.04
                                                  ------        ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $13.18        $12.87        $11.64         $12.00        $11.23         $10.46
                                                  ======        ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.69%++       0.64%         0.63%          0.62%         0.66%          0.62%
  Net investment income@@                           4.58%++       5.28%         5.06%          4.61%         5.31%          5.53%
Portfolio turnover                                    23%           51%           75%           137%          168%            39%
Number of units outstanding
  at end of period (000 Omitted)                   1,516         1,542         1,641          1,532         1,319          1,079

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.09%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
  ++ Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                                 HIGH YIELD VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                            COMPASS 2
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $29.88        $33.63        $31.97         $32.65        $29.07         $26.15
                                                  ------        ------        ------         ------        ------         ------
  Investment income@@                             $ 1.80        $ 3.79        $ 3.42         $ 3.30        $ 3.02         $ 2.72
  Expenses                                          0.35          0.72          0.73           0.71          0.66           0.60
                                                  ------        ------        ------         ------        ------         ------
    Net investment income                         $ 1.45        $ 3.07        $ 2.69         $ 2.59        $ 2.36         $ 2.12
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                          (1.53)        (6.82)        (1.03)         (3.27)         1.22           0.80
                                                  ------        ------        ------         ------        ------         ------
  Net increase (decrease) in unit value           $(0.08)       $(3.75)       $ 1.66         $(0.68)       $ 3.58         $ 2.92
                                                  ------        ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $29.80        $29.88        $33.63         $31.97        $32.65         $29.07
                                                  ======        ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.93%++       0.89%         0.90%          0.86%         0.86%          0.88%
  Net investment income@@                           9.00%++       9.00%         7.93%          7.66%         7.47%          7.59%
Portfolio turnover                                    54%          109%          153%           174%          164%           108%
Number of units outstanding
  at end of period (000 Omitted)                   2,400         2,677         3,065          3,667         4,424          4,956

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

                                                                                   HIGH YIELD VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                            COMPASS 3
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $22.04        $24.83        $23.63         $24.15        $21.53         $19.39
                                                  ------        ------        ------         ------        ------         ------
  Investment income@@                             $ 1.30        $ 2.73        $ 2.45         $ 2.30        $ 2.24         $ 1.95
  Expenses                                          0.27          0.56          0.55           0.53          0.52           0.44
                                                  ------        ------        ------         ------        ------         ------
    Net investment income                         $ 1.03        $ 2.17        $ 1.90         $ 1.77        $ 1.72         $ 1.51
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                          (1.10)        (4.96)        (0.70)         (2.29)         0.90           0.63
                                                  ------        ------        ------         ------        ------         ------
  Net increase (decrease) in unit value           $(0.07)       $(2.79)       $ 1.20         $(0.52)       $ 2.62         $ 2.14
                                                  ------        ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $21.97        $22.04        $24.83         $23.63        $24.15         $21.53
                                                  ======        ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.93%++       0.89%         0.90%          0.86%         0.86%          0.88%
  Net investment income@@                           9.00%++       9.00%         7.93%          7.66%         7.47%          7.59%
Portfolio turnover                                    54%          109%          153%           174%          164%           108%
Number of units outstanding
  at end of period (000 Omitted)                     233           297           427            665         1,209          1,438

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                                  HIGH YIELD VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                       COMPASS 3 - LEVEL 2
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $11.73        $13.19        $12.54         $12.79        $11.39         $10.24
                                                  ------        ------        ------         ------        ------         ------
  Investment income@@                             $ 0.77        $ 1.53        $ 1.41         $ 1.18        $ 1.19         $ 0.92
  Expenses                                          0.15          0.29          0.30           0.26          0.26           0.20
                                                  ------        ------        ------         ------        ------         ------
    Net investment income                         $ 0.62        $ 1.24        $ 1.11         $ 0.92        $ 0.93         $ 0.72
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                          (0.65)        (2.70)        (0.46)         (1.17)         0.47           0.43
                                                  ------        ------        ------         ------        ------         ------
  Net increase (decrease) in unit value           $(0.03)       $(1.46)       $ 0.65         $(0.25)       $ 1.40         $ 1.15
                                                  ------        ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $11.70        $11.73        $13.19         $12.54        $12.79         $11.39
                                                  ======        ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.93%++       0.89%         0.90%          0.86%         0.86%          0.88%
  Net investment income@@                           9.00%++       9.00%         7.93%          7.66%         7.47%          7.59%
Portfolio turnover                                    54%          109%          153%           174%          164%           108%
Number of units outstanding
  at end of period (000 Omitted)                     859         2,619         1,001            971         2,042          1,819

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share, increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

                                                                                MANAGED SECTORS VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                            COMPASS 2
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period         $ 72.31       $ 92.86        $50.49         $45.45        $36.59         $31.39
                                                 -------       -------        ------         ------        ------         ------
  Investment income                              $  0.33       $  0.63        $ 0.49         $ 0.26        $ 0.24         $ 0.28
  Expenses                                          0.61          1.82          1.24           0.99          0.88           0.71
                                                 -------       -------        ------         ------        ------         ------
    Net investment loss                          $ (0.28)      $ (1.19)       $(0.75)        $(0.73)       $(0.64)        $(0.43)
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                         (18.72)       (19.36)        43.12           5.77          9.50           5.63
                                                 -------       -------        ------         ------        ------         ------
  Net increase (decrease) in unit value          $(19.00)      $(20.55)       $42.37         $ 5.04        $ 8.86         $ 5.20
                                                 -------       -------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period               $ 53.31       $ 72.31        $92.86         $50.49        $45.45         $36.59
                                                 =======       =======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.89%++       0.83%         0.84%          0.84%         0.85%          0.85%
  Net investment loss                              (1.02)%++     (1.39)%       (1.30)%        (1.59)%       (1.60)%        (1.36)%
Portfolio turnover                                   185%          447%          417%           159%          103%            64%
Number of units outstanding
  at end of period (000 Omitted)                     619           697           686            681           736            729

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.


                       See notes to financial statements.

                                                                                  MANAGED SECTORS VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                            COMPASS 3
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period         $ 71.43       $ 91.87        $50.02         $45.10        $36.36         $31.24
                                                 -------       -------        ------         ------        ------         ------
  Investment income                              $  0.31       $  0.60        $ 0.47         $ 0.25        $ 0.23         $ 0.28
  Expenses                                          0.64          1.91          1.29           1.04          0.93           0.75
                                                 -------       -------        ------         ------        ------         ------
    Net investment loss                          $ (0.33)      $ (1.31)       $(0.82)        $(0.79)       $(0.70)        $(0.47)
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                         (18.48)        (19.13)       42.67           5.71          9.44           5.59
                                                 -------       -------        ------         ------        ------         ------
  Net increase (decrease) in unit value          $(18.81)      $(20.44)       $41.85         $ 4.92        $ 8.74         $ 5.12
                                                 -------       -------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period               $ 52.62       $ 71.43        $91.87         $50.02        $45.10         $36.36
                                                 =======       =======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.89%++       0.83%         0.84%          0.84%         0.85%          0.85%
  Net investment loss                              (1.02)%++     (1.39)%       (1.30)%        (1.59)%       (1.60)%        (1.36)%
Portfolio turnover                                   185%          447%          417%           159%          103%            64%
Number of units outstanding
  at end of period (000 Omitted)                     451           576           785            988         1,258          1,552

                                                                                MANAGED SECTORS VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                       COMPASS 3 - LEVEL 2
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $23.01        $29.55        $16.07         $14.47        $11.64         $ 9.99
                                                  ------        ------        ------         ------        ------         ------
  Investment income                               $ 0.10        $ 0.20        $ 0.16         $ 0.09        $ 0.08         $ 0.09
  Expenses                                          0.19          0.58          0.40           0.33          0.30           0.23
                                                  ------        ------        ------         ------        ------         ------
    Net investment loss                           $(0.09)       $(0.38)       $(0.24)        $(0.24)       $(0.22)        $(0.14)
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                          (5.96)        (6.16)        13.72           1.84          3.05           1.79
                                                  ------        ------        ------         ------        ------         ------
  Net increase (decrease) in unit value           $(6.05)       $(6.54)       $13.48         $ 1.60        $ 2.83         $ 1.65
                                                  ------        ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $16.96        $23.01        $29.55         $16.07        $14.47         $11.64
                                                  ======        ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.89%++       0.83%         0.84%          0.84%         0.85%          0.85%
  Net investment loss                              (1.02)%++     (1.39)%       (1.30)%        (1.59)%       (1.60)%        (1.36)%
Portfolio turnover                                   185%          447%          417%           159%          103%            64%
Number of units outstanding
  at end of period (000 Omitted)                   3,616         3,548         3,115          2,542         2,156          1,204

                                                                                  MONEY MARKET VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                            COMPASS 2
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $19.86        $19.00        $18.39         $17.75        $17.11         $16.52
                                                  ------        ------        ------         ------        ------         ------
  Investment income                               $ 0.54        $ 1.23        $ 0.96         $ 0.99        $ 0.96         $ 0.91
  Expenses                                          0.19          0.37          0.35           0.35          0.32           0.32
                                                  ------        ------        ------         ------        ------         ------
    Net investment income                         $ 0.35        $ 0.86        $ 0.61         $ 0.64        $ 0.64         $ 0.59
                                                  ------        ------        ------         ------        ------         ------
  Net increase in unit value                      $ 0.35        $ 0.86        $ 0.61         $ 0.64        $ 0.64         $ 0.59
                                                  ------        ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $20.21        $19.86        $19.00         $18.39        $17.75         $17.11
                                                  ======        ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.63%++       0.60%         0.58%          0.59%         0.59%          0.58%
  Net investment income                             3.47%++       4.45%         3.25%          3.58%         3.56%          3.49%
Number of units outstanding
  at end of period (000 Omitted)                   2,425         3,304         3,749          4,123         4,639          5,208

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                                MONEY MARKET VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                            COMPASS 3
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $16.33        $15.64        $15.15         $14.64        $14.13         $13.65
                                                  ------        ------        ------         ------        ------         ------
  Investment income                               $ 0.44        $ 1.00        $ 0.78         $ 0.82        $ 0.78         $ 0.75
  Expenses                                          0.16          0.31          0.29           0.31          0.27           0.27
                                                  ------        ------        ------         ------        ------         ------
    Net investment income                         $ 0.28        $ 0.69        $ 0.49         $ 0.51        $ 0.51         $ 0.48
                                                  ------        ------        ------         ------        ------         ------
  Net increase in unit value                      $ 0.28        $ 0.69        $ 0.49         $ 0.51        $ 0.51         $ 0.48
                                                  ------        ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $16.61        $16.33        $15.64         $15.15        $14.64         $14.13
                                                  ======        ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.63%++       0.60%         0.58%          0.59%         0.59%          0.58%
  Net investment income                             3.47%++       4.45%         3.25%          3.58%         3.56%          3.49%
Number of units outstanding
  at end of period (000 Omitted)                     323           468           863          1,370         1,160          1,930

                                                                                  MONEY MARKET VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                       COMPASS 3 - LEVEL 2
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $12.17        $11.64        $11.26         $10.86        $10.47         $10.10
                                                  ------        ------        ------         ------        ------         ------
  Investment income                               $ 0.32        $ 0.74        $ 0.58         $ 0.61        $ 0.58         $ 0.60
  Expenses                                          0.10          0.21          0.20           0.21          0.19           0.23
                                                  ------        ------        ------         ------        ------         ------
    Net investment income                         $ 0.22        $ 0.53        $ 0.38         $ 0.40        $ 0.39         $ 0.37
                                                  ------        ------        ------         ------        ------         ------
  Net increase in unit value                      $ 0.22        $ 0.53        $ 0.38         $ 0.40        $ 0.39         $ 0.37
                                                  ------        ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $12.39        $12.17        $11.64         $11.26        $10.86         $10.47
                                                  ======        ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.63%++       0.60%         0.58%          0.59%         0.59%          0.58%
  Net investment income                             3.47%++       4.45%         3.25%          3.58%         3.56%          3.49%
Number of units outstanding
  at end of period (000 Omitted)                   3,067         1,562         3,875          3,141         1,104            897

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                                TOTAL RETURN VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                            COMPASS 2
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $39.13        $33.73        $33.25         $30.16        $25.04         $22.26
                                                  ------        ------        ------         ------        ------         ------
  Investment income@@                             $ 0.78        $ 1.46        $ 1.37         $ 1.39        $ 1.37         $ 1.12
  Expenses                                          0.41          0.73          0.70           0.68          0.61           0.48
                                                  ------        ------        ------         ------        ------         ------
    Net investment income                         $ 0.37        $ 0.73        $ 0.67         $ 0.71        $ 0.76         $ 0.64
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                          (0.54)         4.67         (0.19)          2.38          4.36           2.14
                                                  ------        ------        ------         ------        ------         ------
  Net increase in unit value                      $(0.17)       $ 5.40        $ 0.48         $ 3.09        $ 5.12         $ 2.78
                                                  ------        ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $38.96        $39.13        $33.73         $33.25        $30.16         $25.04
                                                  ======        ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.87%++       0.83%         0.83%          0.82%         0.83%          0.82%
  Net investment income@@                           1.78%++       2.02%         1.90%          2.10%         2.32%          2.59%
Portfolio turnover                                    58%          105%          106%           125%          111%           140%
Number of units outstanding
  at end of period (000 Omitted)                   2,167         2,240         2,925          3,495         3,956          4,414

@@ As required, effective January, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

                                                                                TOTAL RETURN VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                            COMPASS 3
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $38.38        $33.13        $32.71         $29.71        $24.71         $22.00
                                                  ------        ------        ------         ------        ------         ------
  Investment income@@                             $ 0.74        $ 1.40        $ 1.32         $ 1.30        $ 1.15         $ 1.08
  Expenses                                          0.42          0.75          0.73           0.68          0.59           0.51
                                                  ------        ------        ------         ------        ------         ------
    Net investment income                         $ 0.32        $ 0.65        $ 0.59         $ 0.62        $ 0.56         $ 0.57
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                          (0.51)         4.60         (0.17)          2.38          4.44           2.14
                                                  ------        ------        ------         ------        ------         ------
  Net increase in unit value                      $(0.19)       $ 5.25        $ 0.42         $ 3.00        $ 5.00         $ 2.71
                                                  ------        ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $38.19        $38.38        $33.13         $32.71        $29.71         $24.71
                                                  ======        ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.87%++       0.83%         0.83%          0.82%         0.83%          0.82%
  Net investment income@@                           1.78%++       2.02%         1.90%          2.10%         2.32%          2.59%
Portfolio turnover                                    58%          105%          106%           125%          111%           140%
Number of units outstanding
  at end of period (000 Omitted)                     977         1,253         2,125          2,943         4,024          5,177

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                                 TOTAL RETURN VARIABLE ACCOUNT
                                                                ----------------------------------------------------------------
                                                                                       COMPASS 3 - LEVEL 2
                                                                ----------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001     ----------------------------------------------------------------
                                               (UNAUDITED)       2000          1999           1998          1997           1996
                                               -----------      ------        ------         ------        ------         ------
Per unit data:*
  Net asset value -- beginning of period          $18.45        $15.90        $15.68         $14.22        $11.81         $10.49
                                                  ------        ------        ------         ------        ------         ------
  Investment income@@                             $ 0.36        $ 0.68        $ 0.64         $ 0.63        $ 0.57         $ 0.53
  Expenses                                          0.19          0.34          0.33           0.31          0.27           0.23
                                                  ------        ------        ------         ------        ------         ------
    Net investment income                         $ 0.17        $ 0.34        $ 0.31         $ 0.32        $ 0.30         $ 0.30
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                          (0.25)         2.21         (0.09)          1.14          2.11           1.02
                                                  ------        ------        ------         ------        ------         ------
  Net increase in unit value                      $(0.08)       $ 2.55        $ 0.22         $ 1.46        $ 2.41         $ 1.32
                                                  ------        ------        ------         ------        ------         ------
  Unit value:
  Net asset value -- end of period                $18.37        $18.45        $15.90         $15.68        $14.22         $11.81
                                                  ======        ======        ======         ======        ======         ======
Ratios (to average net assets):
  Expenses+##                                       0.87%++       0.83%         0.83%          0.82%         0.83%          0.82%
  Net investment income@@                           1.78%++       2.02%         1.90%          2.10%         2.32%          2.59%
Portfolio turnover                                    58%          105%          106%           125%          111%           140%
Number of units outstanding
  at end of period (000 Omitted)                   6,539         6,382         6,729          6,702         5,260          3,717

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share, increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

 * Per unit data are based on the average number of units outstanding during each year.

 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) ORGANIZATION

Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and Global Governments Variable Account, High Yield Variable Account, and Managed Sectors Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Capital Appreciation Variable Account, Global Governments Variable Account, High Yield Variable Account, Managed Sectors Variable Account and Total Return Variable Account can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS--Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001, equity securities reported through the NASDAQ system are reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The account's use of amortized cost is subject to the account's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at the direction of the Board of Mangers.

REPURCHASE AGREEMENTS--Certain variable accounts may enter into repurchase agreements with institutions that the variable account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The variable accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the account to obtain those securities in the event of a default under the repurchase agreement. The variable accounts monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amount owed to the variable account under each such repurchase agreement. The variable accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION--Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS--Certain variable accounts may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the account realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the account. The account, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the variable account's management on the direction of interest rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--Certain variable accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The accounts may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain variable accounts may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. The accounts may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain variable accounts may enter into contracts with the intent of changing the relative exposure of the accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

FEDERAL INCOME TAXES--The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

INVESTMENT TRANSACTIONS AND INCOME--Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY--The variable accounts' custody fees are reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable accounts. During the period, each variable account's custodian fees were reduced under this arrangement. The Capital Appreciation Variable Account, Managed Sectors Variable Account, and Total Return Variable Account have entered into a directed brokerage agreement, under which the broker will credit the variable account a portion of the commissions generated, to offset certain expenses of the variable account. For the period, the variable accounts' custodian fees were reduced under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

                                              CAPITAL      MANAGED      TOTAL
                                           APPRECIATION    SECTORS     RETURN
                                              VARIABLE     VARIABLE    VARIABLE
                                              ACCOUNT      ACCOUNT     ACCOUNT
--------------------------------------------------------------------------------
Balance credits                             $      520   $    1,332   $    3,837
Directed brokerage credits                       6,338        1,922          499
                                            ----------   ----------   ----------
                                            $    6,858   $    3,254   $    4,336
                                            ----------   ----------   ----------

(3) CONTRACT CHARGES

The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, Managed Sectors Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 -- Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) ANNUITY RESERVES

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987, have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987, are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) MANAGEMENT AGREEMENTS

The Management Agreements provide that the variable accounts will pay the Investment Adviser, Massachusetts Financial Services Company, an affiliate of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each variable account's average daily net assets as follows:

                                        ANNUAL RATE OF MANAGEMENT FEE      ANNUAL RATE OF MANAGEMENT FEE
                                              BASED ON AVERAGE                    BASED ON AVERAGE
                                              DAILY NET ASSETS                    DAILY NET ASSETS
                                          NOT EXCEEDING $300 MILLION          IN EXCESS OF $300 MILLION
--------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account               0.75%                               0.675%
Global Governments Variable Account                 0.75%                               0.675%
Government Securities Variable Account              0.55%                               0.495%
High Yield Variable Account                         0.75%                               0.675%
Managed Sectors Variable Account                    0.75%                               0.675%
Money Market Variable Account                       0.50%                               0.500%
Total Return Variable Account                       0.75%                               0.675%

The agreements also provide that the Investment Adviser will pay certain variable account expenses in excess of 1.25% of the average daily net assets of each variable account for any calendar year. The variable accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.

ADMINISTRATOR--The accounts have an administrative services agreement with MFS to provide the accounts with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the accounts pay MFS an administrative fee at the following annual percentages of the accounts' average daily net assets:

First $2 billion                                                  0.0175%
Next $2.5 billion                                                 0.0130%
Next $2.5 billion                                                 0.0005%
In excess of $7 billion                                           0.0000%

(6) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                      PURCHASES         SALES
--------------------------------------------------------------------------------
Capital Appreciation Variable Account                $280,411,272   $263,932,221
Global Governments Variable Account                     1,413,259      1,032,344
Government Securities Variable Account                         --      5,270,252
High Yield Variable Account                            53,132,486     73,321,715
Managed Sectors Variable Account                      223,086,476    230,067,254
Money Market Variable Account*                        470,750,781    447,266,000
Total Return Variable Account                          96,987,938    107,149,683

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES         SALES
--------------------------------------------------------------------------------
Global Governments Variable Account                  $  2,168,909   $  3,706,778
Government Securities Variable Account.                38,408,869     23,509,699
Total Return Variable Account                          44,213,160     45,742,612

* Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.

(7) HIGH YIELD SECURITIES AND FINANCIAL INSTRUMENTS

Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain variable accounts trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the variable accounts have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

WRITTEN OPTION TRANSACTIONS
Global Governments Variable Account

                                                     NUMBER
                                                  OF CONTRACTS
                                                  (000 OMITTED)         PREMIUMS
--------------------------------------------------------------------------------
Outstanding Beginning of period                        2                $ 27,869
Options written                                        1                  19,109
Options terminated in closing transactions            (2)                (27,869)
                                                    -------             --------
Outstanding, end of period                             1                $ 19,109
                                                    =======             ========

At June 30, 2001, the Global Governments Variable Account had sufficient cash and/or securities at least equal to the value of the written options.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                                     NET UNREALIZED
                                                                       CONTRACTS TO      IN EXCHANGE   CONTRACTS AT   APPRECIATION
ACCOUNT                            TRANSACTION   SETTLEMENT DATE      DELIVER/RECEIVE        FOR            VALUE    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Variable Account              Sales          09-17-01  EUR         556,128      $471,997       $470,540       $ 1,457
                                                                                           ========       ========       =======
                                     Purchases          09-17-01  GBP          35,250      $ 48,821       $ 49,497       $   676
                                                                                           ========       ========       =======
Managed Sectors Variable Account         Sales          09-17-01  AUD         476,206      $246,675       $242,216       $ 4,459
                                                        09-17-01  JPY      28,704,268       241,618        232,058         9,560
                                                                                           --------       --------       -------
                                                                                           $488,293       $474,274       $14,019
                                                                                           ========       ========       =======
                                     Purchases          09-17-01  JPY      22,775,722      $185,662       $184,129       $(1,533)
                                                                                           ========       ========       =======
Global Government Variable Account       Sales          09-17-01  AUD          13,161      $  6,818       $  6,694       $   124
                                                        09-17-01  DKK         431,038        48,959         48,962            (3)
                                                        09-17-01  SEK         341,344        31,037         31,369          (332)
                                                                                           --------       --------       -------
                                                                                           $ 86,814       $ 87,025       $  (211)
                                                                                           ========       ========       =======
                                     Purchases          09-17-01  EUR         269,541      $228,765       $228,058       $  (707)
                                                        09-17-01  NZD           9,847         4,100          3,968          (132)
                                                                                           --------       --------       -------
                                                                                           $232,865       $232,026       $  (839)
                                                                                           ========       ========       =======

At June 30, 2001, forward foreign currency purchases and sales under master netting agreements for the Global Governments Variable Account excluded above amounted to a net receivable of $191 with Merrill Lynch and net payables of $114 with UBS Warburg LLC and $92,756 with Deutsche Bank.

At June 30, 2001 forward foreign currency sales under master netting agreements for the High Yield Variable Account amounted to a net receivable of $5,550 with Deutsche Bank.

At June 30, 2001 forward foreign currency sales under master netting agreements for the Managed Sectors Variable Account amounted to a net receivable of $7,677 with Deutsche Bank.

At June 30, 2001, the Global Governments Variable Account, High Yield Variable Account, and the Managed Sectors Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

See page 28 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

(8) RESTRICTED SECURITIES

Certain of the variable accounts may invest in securities which are subject to legal or contractual restrictions on resale. At June 30, 2001, High Yield Variable Account owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.02% of the account's net assets which may not be publicly sold without registration under the Securities Act of 1933. The variable account does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Boards of Managers.

                                                                      DATE OF      SHARE/PRINCIPAL
ACCOUNT                                 DESCRIPTION                 ACQUISITION         AMOUNT          COST        VALUE
---------------------------------------------------------------------------------------------------------------------------
High Yield Variable Account       Atlantic Gulf Communities Corp.     9/25/95         $     150      $       0    $       3
                                  Envirosource, Inc.                  7/30/90               238          7,289           40
                                  Metal Management, Inc., 10s, 2008    5/8/98           480,000        480,000       14,400
                                                                                                     ---------    ---------
                                                                                                     $ 487,289    $  14,443
                                                                                                     =========    =========

(9) PARTICIPANT TRANSACTIONS

The changes in net assets from changes in numbers of outstanding units were as follows:

                                                                  SIX MONTHS ENDED JUNE 30, 2001 (000 OMITTED)
                                       --------------------------------------------------------------------------------------------
                                                     TRANSFERS BETWEEN    WITHDRAWALS,
                                                     VARIABLE ACCOUNTS     SURRENDERS,
                                          PURCHASE       AND FIXED       ANNUITIZATIONS,        NET              NET          NET
                                          PAYMENTS      ACCUMULATION      AND CONTRACT      ACCUMULATION    ANNUITIZATION  INCREASES
                                          RECEIVED         ACCOUNT          CHARGES           ACTIVITY        ACTIVITY    (DECREASE)
                                       ------------- -----------------   ---------------   ---------------- -------------  --------
                                       UNITS DOLLARS   UNITS   DOLLARS   UNITS   DOLLARS   UNITS    DOLLARS     DOLLARS     DOLLARS
                                       ----- -------   -----   -------   -----   -------   -----    -------     -------     -------
Capital Appreciation Variable Account
      Compass 2 Contracts                42  $2,510      172  $ 13,010    (313) $(22,320)    (99)  $ (6,800)     $(246)    $ (7,046)
      Compass 3 Contracts                92   4,221     (206)   (9,467)    (66)   (3,156)   (180)    (8,402)        32       (8,370)
      Compass 3 Level 2 Contracts       104   1,861      710    14,499    (472)   (9,116)    342      7,244        (80)       7,164
                                             ------           --------          --------           --------      -----     --------
                                             $8,592           $ 18,042          $(34,592)          $ (7,958)     $(294)    $ (8,252)
                                             ======           ========          ========           ========      =====     ========
Global Government Variable Account
      Compass 2 Contracts                 2  $   26       (6) $   (101)    (17) $   (327)    (21)  $   (402)     $ (30)    $   (432)
      Compass 3 Contracts                 8     149      (26)     (479)     (5)      (86)    (23)      (416)        (3)        (419)
      Compass 3 Level 2 Contracts         9      74       41       473     (77)     (844)    (27)      (297)         0         (297)
                                             ------           --------          --------           --------      -----     --------
                                             $  249           $   (107)         $ (1,257)          $ (1,115)     $ (33)    $ (1,148)
                                             ======           ========          ========           ========      =====     ========
Government Securities Variable Account
      Compass 2 Contracts                26  $  780      105  $  3,433    (188) $ (6,046)    (57)  $ (1,833)     $   5     $ (1,828)
      Compass 3 Contracts                28     625     (109)   (2,418)    (21)     (479)   (102)    (2,272)        (3)      (2,275)
      Compass 3 Level 2 Contracts        19     211       78     1,078    (123)   (1,601)    (26)      (312)       (22)        (334)
                                             ------           --------          --------           --------      -----     --------
                                             $1,616           $  2,093          $ (8,126)          $ (4,417)     $ (20)    $ (4,437)
                                             ======           ========          ========           ========      =====     ========
High Yield Variable Account
      Compass 2 Contracts                14  $  374     (142) $ (4,390)   (149) $ (4,615)   (277)  $ (8,631)     $(228)    $ (8,859)
      Compass 3 Contracts                17     374      (63)   (1,480)    (18)     (426)    (64)    (1,532)         0       (1,532)
      Compass 3 Level 2 Contracts        13     124   (1,665)  (20,433)   (108)   (1,318) (1,760)   (21,627)        (2)     (21,629)
                                             ------           --------          --------           --------      -----     --------
                                             $  872           $(26,303)         $ (6,359)          $(31,790)     $(230)    $(32,020)
                                             ======           ========          ========           ========      =====     ========
Managed Sectors Variable Account
      Compass 2 Contracts                 8  $  420      (44) $ (2,435)    (42) $ (2,392)    (78)  $ (4,407)       $17     $ (4,390)
      Compass 3 Contracts                39   2,088     (134)   (7,488)    (30)   (1,685)   (125)    (7,085)        61       (7,024)
      Compass 3 Level 2 Contracts        55     897      267     4,966    (254)   (4,574)     68      1,289        (53)       1,236
                                             ------           --------          --------           --------      -----     --------
                                             $3,405           $ (4,957)         $ (8,651)          $(10,203)     $  25     $(10,178)
                                             ======           ========          ========           ========      =====     ========
Money Market Variable Account
      Compass 2 Contracts                13  $  214     (623) $(12,419)   (269) $ (5,400)   (879)  $(17,605)     $ (62)    $(17,667)
      Compass 3 Contracts                52     844     (124)   (2,023)    (73)   (1,208)   (145)    (2,387)        23       (2,364)
      Compass 3 Level 2 Contracts        13     152    1,705    20,993    (213)   (2,619)  1,505     18,526         (1)      18,525
                                             ------           --------          --------           --------      -----     --------
                                             $1,210           $  6,551          $ (9,227)          $ (1,466)     $ (40)    $ (1,506)
                                             ======           ========          ========           ========      =====     ========
Total Return Variable Account
      Compass 2 Contracts                14  $  495       53  $  2,165    (140) $ (5,483)    (73)  $ (2,823)     $(616)    $ (3,439)
      Compass 3 Contracts                61   2,232     (277)  (10,467)    (60)   (2,287)   (276)   (10,522)       (21)     (10,543)
      Compass 3 Level 2 Contracts        76   1,266      641    11,909    (560)  (10,237)    157      2,938        (46)       2,892
                                             ------           --------          --------           --------      -----     --------
                                             $3,993           $  3,607          $(18,007)          $(10,407)     $(683)    $(11,090)
                                             ======           ========          ========           ========      =====     ========

The changes in net assets from changes in numbers of outstanding units were as follows:

                                                                  YEAR ENDED DECEMBER 31, 2000 (000 OMITTED)
                                      ----------------------------------------------------------------------------------------------
                                                     TRANSFERS BETWEEN     WITHDRAWALS,
                                                     VARIABLE ACCOUNTS      SURRENDERS,
                                          PURCHASE       AND FIXED        ANNUITIZATIONS,       NET              NET         NET
                                          PAYMENTS     ACCUMULATION        AND CONTRACT     ACCUMULATION    ANNUITIZATION INCREASES
                                          RECEIVED        ACCOUNT            CHARGES          ACTIVITY         ACTIVITY   (DECREASE)
                                      -------------- -----------------    --------------   ---------------- ------------- ----------
                                      UNITS  DOLLARS   UNITS  DOLLARS     UNITS DOLLARS    UNITS   DOLLARS      DOLLARS     DOLLARS
                                      -----  -------   -----  --------    ----- --------   -----   -------- ------------- ----------
Capital Appreciation Variable Account
      Compass 2 Contracts               63   $ 5,273      21  $  3,155    (669) $(62,520)   (585)  $(54,092)     $ 335     $(53,757)
      Compass 3 Contracts              162     9,761    (495)  (30,561)   (164)  (10,188)   (497)   (30,988)         7      (30,981)
      Compass 3 Level 2 Contracts      135     3,044   1,401    37,214    (885)  (22,432)    651     17,826        (77)      17,749
                                             -------          --------          --------           --------      -----     --------
                                             $18,078          $  9,808          $(95,140)          $(67,254)     $ 265     $(66,989)
                                             =======          ========          ========           ========      =====     ========
Global Government Variable Account
      Compass 2 Contracts                5   $    93     (14) $   (263)    (36)  $  (690)    (45)  $   (860)     $   9     $   (851)
      Compass 3 Contracts               19       320     (69)   (1,267)    (28)     (509)    (78)    (1,456)        (2)      (1,458)
      Compass 3 Level 2 Contracts       17       145      77       914    (116)   (1,241)    (22)      (182)       (70)        (252)
                                             -------          --------          --------           --------      -----     --------
                                             $   558          $   (616)         $ (2,440)          $ (2,498)     $ (63)    $ (2,561)
                                             =======          ========          ========           ========      =====     ========
Government Securities Variable Account
      Compass 2 Contracts               45   $ 1,180    (430) $(12,675)   (633) $(18,657) (1,018)  $(30,152)     $(219)    $(30,371)
      Compass 3 Contracts               42       856    (274)   (5,746)    (71)   (1,452)   (303)    (6,342)        49       (6,293)
      Compass 3 Level 2 Contracts       33       359     233     2,890    (365)   (4,398)    (99)    (1,149)       (23)      (1,172)
                                             -------          --------          --------           --------      -----     --------
                                             $ 2,395          $(15,531)         $(24,507)          $(37,643)     $(193)    $(37,836)
                                             =======          ========          ========           ========      =====     ========
High Yield Variable Account
      Compass 2 Contracts               41   $ 1,272     (18) $ (1,049)   (411) $(13,601)   (388)  $(13,378)     $(224)    $(13,602)
      Compass 3 Contracts               42     1,005    (112)   (2,814)    (60)   (1,479)   (130)    (3,288)         3       (3,285)
      Compass 3 Level 2 Contracts       24       245   1,830    21,241    (236)   (3,023)  1,618     18,463        (12)      18,451
                                             -------          --------          --------           --------      -----     --------
                                             $ 2,522          $ 17,378          $(18,103)          $  1,797      $(233)    $  1,564
                                             =======          ========          ========           ========      =====     ========
Managed Sectors Variable Account
      Compass 2 Contracts               10   $   810      76  $  7,736     (75) $ (6,435)     11   $  2,111      $  37     $  2,148
      Compass 3 Contracts               69     5,775    (202)  (17,557)    (76)   (6,665)   (209)   (18,447)         6      (18,441)
      Compass 3 Level 2 Contracts       65     1,629     870    25,446    (502)  (13,856)    433     13,219        (90)      13,129
                                             -------          --------          --------           --------      -----     --------
                                             $ 8,214          $ 15,625          $(26,956)          $ (3,117)     $ (47)    $ (3,164)
                                             =======          ========          ========           ========      =====     ========
Money Market Variable Account
      Compass 2 Contracts               46   $   844     417  $  8,032    (908) $(17,647)   (445)  $ (8,771)     $(531)    $ (9,302)
      Compass 3 Contracts              157     2,466    (299)   (4,706)   (253)   (4,015)   (395)    (6,255)       (64)      (6,319)
      Compass 3 Level 2 Contracts       27       296  (1,212)  (14,748) (1,128)  (13,366) (2,313)   (27,818)        24      (27,794)
                                             -------          --------          --------           --------      -----     --------
                                             $ 3,606          $(11,422)         $(35,028)          $(42,844)     $(571)    $(43,415)
                                             =======          ========          ========           ========      =====     ========
Total Return Variable Account
      Compass 2 Contracts               40   $ 1,230    (221) $ (6,983)   (504) $(17,501)   (685)  $(23,254)     $(168)    $(23,422)
      Compass 3 Contracts              187     6,171    (801)  (27,102)   (258)   (8,715)   (872)   (29,646)       354      (29,292)
      Compass 3 Level 2 Contracts      142     2,112     943    16,307  (1,432)  (23,431)   (347)    (5,012)       (20)      (5,032)
                                             -------          --------          --------           --------      -----     --------
                                             $ 9,513          $(17,778)         $(49,647)          $(57,912)     $ 166     $(57,746)
                                             =======          ========          ========           ========      =====     ========

(10) DETAILED STATEMENTS OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2001 (000 OMITTED)

                                                             CAPITAL APPRECIATION VARIABLE ACCOUNT
                                 ------------------------------------------------------------------------------------------------
                                           COMPASS 2                   COMPASS 3               COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------  ---------
Investment income:
   Interest                        $    777      $     14       $    110       $    --       $    239      $      1     $   1,141
   Dividends                          1,148            20            162             1            355             1         1,687
                                   --------      --------       --------       -------       --------      --------     ---------
      Total investment income      $  1,925      $     34       $    272       $     1       $    594      $      2     $   2,828
Expenses                              4,255            28            629             1          1,284             2         6,199
                                   --------      --------       --------       -------       --------      --------     ---------
Net investment income (loss)       $ (2,330)     $      6       $   (357)      $    --       $   (690)     $     --     $  (3,371)
                                   --------      --------       --------       -------       --------      --------     ---------
Realized and unrealized
  gain (loss) on investments:
Net realized loss                  $(36,182)     $   (634)      $ (5,068)      $   (23)      $(11,243)     $    (39)    $ (53,189)
Net unrealized loss                 (40,735)         (713)        (6,152)          (26)       (12,522)          (46)      (60,194)
                                   --------      --------       --------       -------       --------      --------     ---------
Net realized and unrealized
  loss on investments              $(76,917)     $ (1,347)      $(11,220)      $   (49)      $(23,765)     $    (85)    $(113,383)
                                   --------      --------       --------       -------       --------      --------     ---------
Decrease in net assets
  from operations                  $(79,247)     $ (1,341)      $(11,577)      $   (49)      $(24,455)     $    (85)    $(116,754)
                                   ========      ========       ========       =======       ========      ========     =========

                                                                GLOBAL GOVERNMENT VARIABLE ACCOUNT
                                 ------------------------------------------------------------------------------------------------
                                           COMPASS 2                   COMPASS 3               COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------  ---------
Investment income:
   Interest                        $     76      $      2       $     47       $     1       $    165      $      1     $     292
                                   --------      --------       --------       -------       --------      --------     ---------
      Total investment income      $     76      $      2       $     47       $     1       $    165      $      1     $     292
Expenses                                 37            --             24            --             80            --           141
                                   --------      --------       --------       -------       --------      --------     ---------
Net investment income              $     39      $      2       $     23       $     1       $     85      $      1     $     151
                                   --------      --------       --------       -------       --------      --------     ---------
Realized and unrealized loss
  on investments:
Net realized loss                  $     (7)     $     --       $     (6)      $    --       $    (19)     $     --     $     (32)
Net unrealized loss                    (200)           (5)          (122)           (1)          (449)           (2)         (779)
                                   --------      --------       --------       -------       --------      --------     ---------
Net realized and unrealized
  loss on investments              $   (207)     $     (5)      $   (128)      $    (1)      $   (468)     $     (2)    $    (811)
                                   --------      --------       --------       -------       --------      --------     ---------
Decrease in net assets
  from operations                  $   (168)     $     (3)      $   (105)      $    --       $   (383)     $     (1)    $    (660)
                                   ========      ========       ========       =======       ========      ========     =========

                                                                GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                 ------------------------------------------------------------------------------------------------
                                           COMPASS 2                   COMPASS 3               COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------  ---------
Investment income:
   Interest                        $  3,314      $     88       $    232       $     3       $    634      $      3     $   4,274
                                   --------      --------       --------       -------       --------      --------     ---------
      Total investment income      $  3,314      $     88       $    232       $     3       $    634      $      3     $   4,274
Expenses                              1,000             9             73            --            186            --         1,268
                                   --------      --------       --------       -------       --------      --------     ---------
Net investment income              $  2,314      $     79       $    159       $     3       $    448      $      3     $   3,006
                                   --------      --------       --------       -------       --------      --------     ---------
Realized and unrealized
  gain(loss) on investments:
Net realized gain                  $    904      $     24       $     64       $     1       $    173      $      1     $   1,167
Net unrealized loss                    (777)          (21)           (47)           (1)          (165)           (1)       (1,012)
                                   --------      --------       --------       -------       --------      --------     ---------
Net realized and unrealized
  gain on investments              $    127      $      3       $     17       $    --       $      8      $     --     $     155
                                   --------      --------       --------       -------       --------      --------     ---------
Increase in net assets
  from operations                  $  2,441      $     82       $    176       $     3       $    456      $      3     $   3,161
                                   ========      ========       ========       =======       ========      ========     =========

                                                                      HIGH YIELD VARIABLE ACCOUNT
                                 ------------------------------------------------------------------------------------------------
                                           COMPASS 2                   COMPASS 3               COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------  ---------
Investment income:
   Interest                        $  4,405      $    111       $    365       $    --       $  1,272      $      3     $   6,156
   Dividends                             63             2              5            --             12            --            82
                                   --------      --------       --------       -------       --------      --------     ---------
      Total investment income      $  4,468      $    113       $    370       $    --       $  1,284      $      3     $   6,238
Expenses                                880             9             76            --            249            --         1,214
                                   --------      --------       --------       -------       --------      --------     ---------
Net investment income              $  3,588      $    104       $    294       $    --       $  1,035      $      3     $   5,024
                                   --------      --------       --------       -------       --------      --------     ---------
Realized and unrealized
  gain(loss) on investments:
Net realized loss                  $ (6,473)     $   (162)      $   (547)      $    --       $ (2,335)     $     (5)    $  (9,522)
Net unrealized gain                   3,021            71            348            --          2,262             2         5,704
                                   --------      --------       --------       -------       --------      --------     ---------
Net realized and unrealized
  loss on investments              $ (3,452)     $    (91)      $   (199)      $    --       $    (73)     $     (3)    $  (3,818)
                                   --------      --------       --------       -------       --------      --------     ---------
Increase in net assets
  from operations                  $    136      $     13       $     95       $    --       $    962      $     --     $   1,206
                                   ========      ========       ========       =======       ========      ========     =========

                                                                   MANAGED SECTORS VARIABLE ACCOUNT
                                 ------------------------------------------------------------------------------------------------
                                           COMPASS 2                   COMPASS 3               COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------  ---------
Investment income:
   Interest                        $    100      $      1       $     76       $    --       $    171      $     --     $     348
   Dividends                            111             1             83            --            194             1           390
                                   --------      --------       --------       -------       --------      --------     ---------
      Total investment income      $    211      $      2       $    159       $    --       $    365      $      1     $     738
Expenses                                399             1            322            --            693             1         1,416
                                   --------      --------       --------       -------       --------      --------     ---------
Net investment loss                $   (188)     $      1       $   (163)      $    --       $   (328)     $     --     $    (678)
                                   --------      --------       --------       -------       --------      --------     ---------
Realized and unrealized
  gain(loss) on investments:
Net realized loss                  $ (9,937)     $    (88)      $ (7,615)      $   (13)      $(16,986)     $    (44)    $ (34,683)
Net unrealized gain(loss)            (2,863)          (23)        (2,524)            4         (4,279)          (13)       (9,698)
                                   --------      --------       --------       -------       --------      --------     ---------
Net realized and unrealized
  loss on investments              $(12,800)     $   (111)      $(10,139)      $    (9)      $(21,265)     $    (57)    $ (44,381)
                                   --------      --------       --------       -------       --------      --------     ---------
Decrease in net assets
  from operations                  $(12,988)     $   (110)      $(10,302)      $    (9)      $(21,593)     $    (57)    $ (45,059)
                                   ========      ========       ========       =======       ========      ========     =========

                                                                   MONEY MARKET VARIABLE ACCOUNT
                                 ------------------------------------------------------------------------------------------------
                                           COMPASS 2                   COMPASS 3               COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------  ---------
Investment income:
   Interest                        $  1,515      $     28       $    162       $     1       $    698      $      2     $   2,406
                                   --------      --------       --------       -------       --------      --------     ---------
      Total investment income      $  1,515      $     28       $    162       $     1       $    698      $      2     $   2,406
Expenses                                537             3             60            --            247            --           847
                                   --------      --------       --------       -------       --------      --------     ---------
Net investment income              $    978      $     25       $    102       $     1       $    451      $      2     $   1,559
                                   --------      --------       --------       -------       --------      --------     ---------
Increase in net assets
  from operations                  $    978      $     25       $    102       $     1       $    451      $      2     $   1,559
                                   ========      ========       ========       =======       ========      ========     =========

                                                                  TOTAL RETURN VARIABLE ACCOUNT
                                 ------------------------------------------------------------------------------------------------
                                           COMPASS 2                   COMPASS 3               COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------  ---------
Investment income:
   Interest                        $  1,214      $     28       $    585       $     8       $  1,668      $      5     $   3,508
   Dividends                            468            11            225             3            643             2         1,352
                                   --------      --------       --------       -------       --------      --------     ---------
      Total investment income      $  1,682      $     39       $    810       $    11       $  2,311      $      7     $   4,860
Expenses                                906             9            467             3          1,249             2         2,636
                                   --------      --------       --------       -------       --------      --------     ---------
Net Investment Income              $    776      $     30       $    343       $     8       $  1,062      $      5     $   2,224
                                   --------      --------       --------       -------       --------      --------     ---------
Realized and unrealized
  gain (loss) on investments:
Net realized gain                  $  2,805      $     64       $  1,368       $    19       $  3,842      $     13     $   8,111
Net unrealized loss                  (3,962)          (90)        (1,964)          (25)        (5,440)     $    (18)      (11,499)
                                   --------      --------       --------       -------       --------      --------     ---------
Net realized and unrealized
  loss on investments              $ (1,157)     $    (26)      $   (596)      $    (6)      $ (1,598)     $     (5)    $  (3,388)
                                   --------      --------       --------       -------       --------      --------     ---------
Increase (decrease) in net
  assets from operations           $   (381)     $      4       $   (253)      $     2       $   (536)     $     --     $  (1,164)
                                   ========      ========       ========       =======       ========      ========     =========

(11) LINE OF CREDIT

The accounts and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each account, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the accounts for the six months ended June 30, 2001, ranged from $0 to $3,049.

(12) CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the accounts adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to January 1, 2001, the accounts' did not amortize premium nor accrete market discount on debt securities. Based on securities held by the account on January 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the account, but resulted in the following:

                                                                         GLOBAL        GOVERNMENTS
                                                                       GOVERNMENTS     SECURITIES    HIGH YIELD  TOTAL RETURN
                                                                        VARIABLE        VARIABLE      VARIABLE     VARIABLE
                                                                         ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
Reduction in cost of securities                                         $(32,257)       $(458,268)    $(134,172)   $(105,903)
Increase (decrease) in net unrealized appreciation (depreciation)       $ 32,257        $ 458,268     $ 134,172    $ 105,903

The effect of this change for the six months ended June 30, 2001 was the following:

                                                                         GLOBAL        GOVERNMENTS
                                                                       GOVERNMENTS     SECURITIES    HIGH YIELD  TOTAL RETURN
                                                                        VARIABLE        VARIABLE      VARIABLE     VARIABLE
                                                                         ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
Decrease net investment income                                          $(22,911)       $(119,845)    $ (38,046)   $ (48,229)
Increase (decrease) net unrealized appreciation (depreciation)          $  7,721        $  42,999     $  33,919    $  (1,358)
Increase (decrease) net realized gains (losses)                         $ 15,190        $  76,846     $  4,127     $  49,587

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

     THIS PUBLICATION IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR
                      ACCOMPANIED BY A CURRENT PROSPECTUS.

MEMBERS OF BOARDS OF MANAGERS
AND OFFICERS

SAMUEL ADAMS, Member
OF COUNSEL, Kirkpatrick & Lockhart LLP (attorneys)
Boston, MA
J. KERMIT BIRCHFIELD+, Member
CONSULTANT; CHAIRMAN, Displaytech , Inc.; MANAGING DIRECTOR,
Century Partners, Inc. (investments)
Gloucester, MA
ROBERT C. BISHOP,+ Member
CHAIRMAN, DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER, AutoImmune Inc. (pharmaceutical product development)
Pasadena, CA
JAMES R. BORDEWICK JR.*, Assistant Secretary and Assistant Clerk
STEPHEN E. CAVAN*, Secretary and Clerk
FREDERICK H. DULLES,+ Member
PARTNER, McFadden, Pilkington & Ward (solicitors and registered foreign lawyers) New York, NY
WILLIAM R. GUTOW+, Member
PRIVATE INVESTOR AND REAL ESTATE CONSULTANT; VICE CHAIRMAN,
Capital Entertainment Management Company (Video franchise)
Dallas, TX
DAVID D. HORN, Member
FORMER SENIOR VICE PRESIDENT AND GENERAL MANAGER,
Sun Life Assurance Company of Canada
New Vineyard, ME
GARTH MARSTON, Member Emeritus
FORMER CHAIRMAN, The Provident Institution for Savings
Boston, MA
DERWYN F. PHILLIPS+, Member
FORMER VICE CHAIRMAN, The Gillette Company
Marblehead, MA
C. JAMES PRIEUR,# Chairman and President
PRESIDENT AND CHIEF OPERATING OFFICER, Sun Life Assurance Company of Canada Toronto, Canada
RONALD G. STEINHART,+ Member
PRIVATE INVESTOR; VICE CHAIRMAN AND DIRECTOR, Bank One, Texas, N.A.
Dallas, TX
HAVILAND WRIGHT,+ Member
CHAIRMAN AND CHIEF EXECUTIVE OFFICER, Displaytech, Inc.
(manufacturer of liquid crystal display technology)
Boulder, CO

OFFICERS
C. James Prieur,# PRESIDENT
Stephen E. Cavan,* SECRETARY AND CLERK
James R. Bordewick, Jr.,* ASSISTANT SECRETARY AND ASSISTANT CLERK
James O. Yost,* TREASURER
Mark E. Bradley,* ASSISTANT TREASURER
Robert R. Flaherty,* ASSISTANT TREASURER
Laura F. Healy,* ASSISTANT TREASURER
Ellen Moynihan,* ASSISTANT TREASURER

SUN LIFE ASSURANCE COMPANY
OF CANADA (U.S.)

ANNUITY SERVICE MAILING ADDRESS
c/o Sun Life Retirement Products and Services
P.O. Box 1024, Boston, MA 02103-9986

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park, Wellesley Hills, MA 02481

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

ACCOUNT INFORMATION
For account information, please call toll free: 1-800-752-7218 anytime from a touch-tone telephone.

To speak with a customer service representative, please call toll free:
1-800-752-7215 any business day from 8 a.m. to 6 p.m. Eastern time.

+ Independent Member
# Sun Life Assurance Company of Canada
* MFS Investment Management(R)                                       COUS-3 8/01